UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22733

John Hancock Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer
200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Multifactor ETFs

Annual report 4/30/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

There were highs and lows during the 12 months ended April 30, 2019. Market volatility was the big story in the latter half of 2018, as stocks sank in the fourth quarter, hurt by fears of slowing global economic growth, mounting trade tensions between the United States and China, and a pullback in oil prices. Many of those fears were quelled as favorable earnings reports, progress with the China trade dispute, and signals from the U.S. Federal Reserve (Fed) that interest-rate hikes were on hold sparked a market rebound in the first four months of 2019.

Fixed-income markets have improved as well, with credit sectors leading returns and most indexes in positive territory for the year so far. Subsequent to period end, however, we saw reignited trade tensions with China and Mexico partially offset by more dovish comments on interest rates from the Fed.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multifactor ETFs

Table of contents

2	Multifactor exchange-traded funds (ETFs) at a glance
3	Discussion of fund performance
9	John Hancock Multifactor Consumer Discretionary ETF
10	John Hancock Multifactor Consumer Staples ETF
11	John Hancock Multifactor Developed International ETF
12	John Hancock Multifactor Emerging Markets ETF
13	John Hancock Multifactor Energy ETF
14	John Hancock Multifactor Financials ETF
15	John Hancock Multifactor Healthcare ETF
16	John Hancock Multifactor Industrials ETF
17	John Hancock Multifactor Large Cap ETF
18	John Hancock Multifactor Materials ETF
19	John Hancock Multifactor Media and Communications ETF
20	John Hancock Multifactor Mid Cap ETF
21	John Hancock Multifactor Small Cap ETF
22	John Hancock Multifactor Technology ETF
23	John Hancock Multifactor Utilities ETF
24	Premium/discount analysis
27	Your expenses
29	Funds' investments
80	Financial statements
93	Financial highlights
101	Notes to financial statements
112	Report of independent registered public accounting firm
113	Tax information
114	Evaluation of advisory and subadvisory agreements by the Board of Trustees
118	Trustees and officers
122	More information

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Multifactor exchange-traded funds (ETFs) at a glance

Many traditional indexes and index funds are weighted by market capitalization, a bias that can expose investors to certain risks and potentially reduce returns. Strategic beta strategies such as John Hancock Multifactor ETFs offer a different approach. Each ETF seeks to improve on cap-weighted strategies by tracking an index that combines active management insight with the discipline of a rules-based approach.

STRATEGIC BETA1: STRIKING A BALANCE BETWEEN ACTIVE AND PASSIVE INVESTING

PHILOSOPHY BACKING INDEX DESIGN

According to Dimensional Fund Advisors, subadvisor for all John Hancock Multifactor ETFs, there are four key factors that drive higher expected returns, and these factors guide Dimensional's index construction and semiannual reconstitution.

Market
Equity premium—stocks over bonds

Company size
Small-cap premium—small company stocks over large company stocks

Relative price2
Value premium—value stocks over growth stocks

Profitability3
Profitability premium—stocks of highly profitable companies over stocks of less profitable companies

To be considered a true factor, a premium must be sensible, persistent across time periods, pervasive across markets, robust in data, and cost effective.

WHY MULTIFACTOR?

Individual factors can be volatile: there's no telling which will be the best performing from year to year. Adopting a multifactor approach is one way investors can pursue more consistent—and more attractive—risk-adjusted returns.

1	Strategic beta (also known as smart beta) defines a set of investment strategies that seek to improve on traditional market-capitalization weighted indexes in order to lower risk and achieve better diversification.
2	Relative price as measured by the price-to-book ratio; value stocks are those with lower price-to-book ratios.
3	Profitability is a measure of current profitability, based on information from individual companies' income statements.
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Discussion of fund performance

What's the fund's investment philosophy and how does it drive the composition of the exchange-traded funds (ETFs) managed for John Hancock Investment Management?

We have identified four characteristics, or dimensions, of expected returns that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns. These dimensions are the overall market, company size, relative price, and profitability.

The overall market dimension reflects the excess return over the risk-free rate, which is typically measured by short-term U.S. Treasury bills, that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.

The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size premium.

The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks—as measured, for instance, by their price-to-book ratios—in comparison with high relative price, or growth stocks. The premium associated with this dimension is the value premium.

Finally, the profitability dimension provides a way to discern the expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.

Relative to a cap-weighted measure of the market, we believe that incorporating the four dimensions of expected returns—market, company size, relative price, and profitability—into a single investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach.

The indexes we developed for John Hancock Multifactor ETFs are designed to capture these dimensions over time, and the funds are, in turn, designed to track their respective indexes.

What drives changes to the composition of the funds?

Changes are made to the funds as a result of regularly scheduled reconstitutions, a semiannual process by which the list of stocks and their weights in each index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that the indexes that the funds track maintain their intended exposure to the dimensions of expected returns. In addition, we impose a maximum issuer cap in each index at the time of reconstitution to control stock-specific risk.

How did the broad equity market perform during the 12 months ended April 30, 2019, particularly in terms of the dimensions of expected returns that you've identified?

In the United States, the market had positive performance for the period, outperforming both developed ex-U.S. and emerging markets. The Russell 3000 Index gained 12.68%, as compared to a loss of 3.37% for the MSCI World ex USA Investable Market Index (IMI) and a decline of 5.85% for the MSCI Emerging Markets IMI, both net of dividends.

Along the market capitalization dimension, small caps, as measured by the Russell 2000 Index, underperformed large caps, as measured by the Russell 1000 Index. Mid caps, as measured by the Russell Midcap Index, a subset of the large-cap universe, underperformed large caps but outperformed small caps. Along the relative price dimension, large-cap value stocks, as measured by the Russell 1000 Value Index, underperformed large-cap growth stocks, as measured by the Russell 1000 Growth Index. Small-cap value stocks, as measured by the Russell 2000 Value Index, underperformed small-cap growth stocks, as measured by the Russell 2000 Growth Index. Mid-cap value stocks, as measured by the Russell Midcap Value Index, underperformed mid-cap growth stocks, as measured by the Russell Midcap Growth Index.

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It is important to consider the interactions between size, value, and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously in the U.S. market, stocks with higher profitability and lower relative prices generally underperformed stocks with lower profitability and higher relative prices among both large and small caps. However, performance of the premiums may vary depending on the particular segment of the market under analysis.

In U.S. dollar terms, markets in Europe, Australasia, and the Far East (EAFE markets) had negative performance for the period, trailing the U.S. market but outperforming emerging markets. Most EAFE market currencies, particularly the Swedish krona and Danish krone, depreciated relative to the U.S. dollar. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of EAFE markets.

Globally along the market-capitalization dimension, mid caps, as measured by the MSCI EAFE Mid Cap Index, net dividends, a subset of the large-cap universe (MSCI EAFE Index), underperformed large caps. Along the relative price dimension, large-cap value stocks, as measured by the MSCI EAFE Value Index, underperformed large-cap growth stocks (MSCI EAFE Growth Index), and mid-cap value stocks, as measured by the MSCI EAFE Mid Value Index, underperformed mid-cap growth stocks (MSCI EAFE Mid Growth Index).

Considering all three dimensions simultaneously in EAFE markets, stocks with lower relative prices and higher profitability underperformed stocks with higher relative prices and lower profitability among large caps but outperformed among small caps.

JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF (JHMC)

On a net asset value (NAV) basis, the fund underperformed the Russell 1000 Consumer Discretionary Index, a cap-weighted benchmark we use as a proxy for the consumer discretionary sector of the U.S. stock market. The fund's emphasis on stocks with smaller market capitalizations detracted from relative performance, as smaller stocks underperformed for the period. Conversely, the fund's greater emphasis on stocks with higher profitability had a positive impact on relative performance, as higher-profitability stocks outperformed in the consumer discretionary sector.

Compared with the index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposures were to specialty retail and hotels, restaurants, and leisure. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Nike, Inc. and Intuit, Inc. and decreased weights in Comcast Corp. and The Walt Disney Company, both of which were sold by period end.

JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF (JHMS)

On a NAV basis, the fund underperformed the Russell 1000 Consumer Staples Index, a cap-weighted benchmark we use as a proxy for the consumer staples sector of the U.S. stock market. The fund's emphasis on stocks with smaller market capitalizations detracted from relative performance, as smaller stocks underperformed for the period. Conversely, certain constituency differences between the fund and the Russell 1000 Consumer Staples Index had a positive impact on relative performance. Additionally, the fund's greater emphasis on stocks with higher profitability had a positive impact on relative performance, as higher-profitability stocks outperformed in the consumer staples sector.

Compared with the index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposures were to food products and food and staples retailing. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in General Mills, Inc. and Philip Morris International, Inc. and the sales of CVS Health Corp. and Estee Lauder Companies, Inc.

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JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF (JHMD)

On a NAV basis, the fund underperformed the MSCI EAFE Index (net dividends), a cap-weighted benchmark we use as a proxy for developed ex-U.S. stock markets. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the fund's greater emphasis on value stocks detracted from relative performance. Conversely, the fund's greater emphasis on stocks with higher profitability had a positive impact on relative performance, as higher-profitability stocks generally outperformed.

Compared with the index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest sector exposures were to financials and industrials. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Toyota Motor Corp. and oil and gas company BP PLC and decreased weights in supermarket chain Tesco PLC and auto firm Daimler AG.

JOHN HANCOCK MULTIFACTOR EMERGING MARKETS ETF (JHEM)

On a NAV basis, the fund underperformed the MSCI Emerging Markets Index (net dividends), a cap-weighted benchmark we use as a proxy for emerging stock markets, for the since-inception period ( September 27, 2018, through April 30, 2019). The fund's greater emphasis on mid-cap stocks detracted from relative performance, as mid-cap stocks generally underperformed large-cap stocks for the period. Additionally, some of the smaller stocks held by the index but not by the fund had relatively strong performance, which also detracted from relative returns. Conversely, the fund's greater emphasis on stocks with higher profitability contributed positively to relative performance, as higher-profitability stocks generally outperformed.

Compared with the index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest sector exposures were to financials and information technology. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Chinese information technology firm Tencent Holdings, Ltd. and biofuel distributor Petrobras Distribuidora SA and decreased weights in oil company CNOOC, Ltd. and Taiwan Semiconductor Manufacturing Company, Ltd.

JOHN HANCOCK MULTIFACTOR ENERGY ETF (JHME)

On a NAV basis, the fund underperformed the Russell 1000 Energy Index, a cap-weighted benchmark we use as a proxy for the energy sector of the U.S. stock market. The fund's emphasis on stocks with smaller market capitalizations detracted from relative performance, as smaller stocks generally underperformed for the period. Issuer capping also had a negative impact on relative performance, as certain securities that represented a relatively higher proportion of the index did well. Conversely, with low relative price (value) stocks generally outperforming high relative price (growth) stocks in the energy sector, the fund's greater emphasis on value stocks contributed positively to relative performance.

Compared with the index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposure was to oil, gas, and consumable fuels. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in natural gas firm ONEOK, Inc. and Baker Hughes, a GE company, and decreased weights in Energen Corp., which was acquired by Diamondback Energy, Inc., and OGE Energy Corp., which was sold prior to period end.

JOHN HANCOCK MULTIFACTOR FINANCIALS ETF (JHMF)

On a NAV basis, the fund underperformed the Russell 1000 Financial Services Index, a cap-weighted benchmark we use as a proxy for the financials sector of the U.S. stock market. The fund's emphasis on stocks with smaller market capitalizations detracted from relative performance, as smaller stocks underperformed for the period. The fund's general exclusion of real estate investment trusts (REITs) also had a negative impact on relative performance, as REITs outperformed the overall Russell 1000 Financial Services Index.

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Conversely, the fund's greater emphasis on stocks with higher profitability contributed positively to relative performance, as higher-profitability stocks outperformed in the financials sector.

Compared with the index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposures were to banks, insurance, and capital markets. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Accenture PLC and PayPal Holdings, Inc. and decreased weights in Citigroup, Inc. and CME Group, Inc.

JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF (JHMH)

On a NAV basis, the fund underperformed the Russell 1000 HealthCare Index, a cap-weighted benchmark we use as a proxy for the healthcare sector of the U.S. stock market. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the fund's greater emphasis on value stocks detracted from relative performance. Additionally, the fund's greater emphasis on stocks with higher profitability had a negative impact on relative performance, as higher-profitability stocks underperformed in the healthcare sector. Certain constituency differences between the fund and the Russell 1000 Health Care Index also had a negative impact on relative performance.

Compared with the index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposures were to healthcare equipment and supplies and pharmaceuticals. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Cigna Corp. and CVS Health Corp. and decreased weights in Express Scripts Holding Company and Aetna Inc., both of which were acquired prior to period end.

JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF (JHMI)

On a NAV basis, the fund outperformed the Russell 1000 Producer Durables Index, a cap-weighted benchmark we use as a proxy for the industrials sector of the U.S. stock market. The fund's greater emphasis on stocks with smaller market capitalizations contributed positively to relative performance, as smaller stocks outperformed in the industrials sector. Certain constituency differences between the fund and the Russell 1000 Producer Durables Index also had a positive impact on relative performance.

Compared with the index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposures were to machinery and aerospace and defense. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in The Boeing Company and Aptiv PLC and decreased weights in Accenture PLC and PayPal Holdings, Inc., both of which were sold prior to period end.

JOHN HANCOCK MULTIFACTOR LARGE CAP ETF (JHML)

On a NAV basis, the fund underperformed the Russell 1000 Index, a cap-weighted benchmark we use as a proxy for the broad large-cap U.S. stock market. The fund's greater emphasis on stocks with smaller market capitalizations detracted from relative performance, as smaller stocks generally underperformed for the period. With low relative price (value) stocks underperforming high relative price (growth) stocks, the fund's greater emphasis on value stocks also had a negative impact on relative performance.

Compared with the index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. The fund's largest absolute exposure was to the information technology sector. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Cigna Corp. and Linde PLC and decreased weights in Apple, Inc. and Express Scripts Holding Company, which was acquired prior to period end.

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JOHN HANCOCK MULTIFACTOR MATERIALS ETF (JHMA)

On a NAV basis, the fund underperformed the Russell 1000 Materials & Processing Index, a cap-weighted benchmark we use as a proxy for the materials sector of the U.S. stock market. With low relative price (value) stocks underperforming high relative price (growth) stocks, the fund's greater emphasis on value stocks detracted from relative performance. Certain constituency differences between the fund and the index also had a negative impact on relative performance. Conversely, with higher-profitability stocks outperforming lower-profitability stocks in the materials sector, the fund's greater emphasis on stocks with higher profitability contributed positively to relative performance.

Compared with the index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposure was to chemicals. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Linde PLC and The Sherwin-Williams Company and decreased weights in Praxair, Inc., which was acquired, and Ecolab, Inc., which was sold.

JOHN HANCOCK MULTIFACTOR MEDIA AND COMMUNICATIONS ETF (JHCS)

As this fund has less than six months of return history, an overview of its performance will not be included at this time.

JOHN HANCOCK MULTIFACTOR MID CAP ETF (JHMM)

On a NAV basis, the fund underperformed the Russell Midcap Index, a cap-weighted benchmark we use as a proxy for the broad mid-cap U.S. stock market. The fund's greater emphasis on low relative price (value) stocks detracted from relative performance, as value stocks underperformed high relative price (growth) stocks for the period. With higher-profitability stocks generally underperforming lower-profitability stocks, the fund's greater emphasis on stocks with higher profitability also had a negative impact on relative performance.

Compared with the index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. The fund's largest absolute sector exposures were to the information technology, industrials, and financials sectors. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Cardinal Health, Inc. and Nielsen Holdings PLC and decreased weights in Edwards Lifesciences Corp. and Roper Technologies, Inc., both of which were sold prior to period end.

JOHN HANCOCK MULTIFACTOR SMALL CAP ETF (JHSC)

On a NAV basis, the fund outperformed the Russell 2000 Index, a cap-weighted benchmark we use as proxy for the broad small-cap U.S. stock market. The fund's lesser exposure to micro caps contributed positively to relative performance, as micro caps underperformed small caps for the period. Conversely, the fund's exclusion of stocks with the lowest profitability and highest relative price detracted from relative performance, as those stocks outperformed.

Compared with the index, the fund ended the period with greater weights in stocks with higher profitability. In absolute terms, the fund's largest sector exposures were to financials and industrials. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in H&R Block, Inc. and Eaton Vance Corp. and decreased weights in Fair Isaac Corp. and Encompass Health Corp. We sold the fund's holdings in both prior to period end.

JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF (JHMT)

On a NAV basis, the fund underperformed the Russell 1000 Technology Index, a cap-weighted benchmark we use as a proxy for the information technology sector of the U.S. stock market. With low relative price (value) stocks underperforming high relative price (growth) stocks, the fund's greater emphasis on value stocks detracted from relative performance. The fund's greater emphasis on

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       7

higher-profitability stocks also detracted from relative performance, as stocks with higher profitability generally underperformed. Issuer capping also had a negative impact on relative performance as certain positions that were relatively larger in the index did well.

Compared with the index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, its largest industry exposures were to software and semiconductors and semiconductor equipment. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Intel Corp. and Verisk Analytics, Inc. and decreased weights in Facebook, Inc. and Alphabet, Inc.; both were eventually sold.

JOHN HANCOCK MULTIFACTOR UTILITIES ETF (JHMU)

On a NAV basis, the fund outperformed the Russell 1000 Utilities Index, a cap-weighted benchmark we use as a proxy for the utilities sector of the U.S. stock market. The fund holds companies involved in the provision of gas, electric, and water power, as well as energy trading or the provision of related infrastructure or services. The fund excludes communication services, a sector that is included in the Russell 1000 Utilities Index. The fund's lack of exposure to communication services securities contributed positively to relative performance, as those stocks generally underperformed. The fund's greater emphasis on stocks with higher profitability also had a positive impact on relative performance, as higher-profitability stocks outperformed in the utilities sector. Conversely, the fund's greater emphasis on stocks with smaller market capitalizations detracted from relative performance, as smaller stocks generally underperformed.

Compared with the index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposure was to electric utilities. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in PPL Corp. and The Southern Company and decreased weights in ONEOK, Inc. and PG&E Corp., both of which were eventually sold.

A note about risks

Each fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risk" section of the prospectus. Current and future portfolio holdings are subject to change and risk. Investing involves risk, including the potential loss of principal. There is no guarantee that a fund's investment strategy will be successful and there can be no assurance that active trading markets for shares will develop of be maintained by market makers or authorized participants.

A note about the performance shown on the following pages
Net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on the NYSE (see Note 2 to financial statements). Market price is determined using the bid/ask midpoint at 4 P.M. Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf.

MANAGED BY

Lukas J. Smart, CFA On the funds since inception Investing since 2003
Joel P. Schneider On the funds since inception Investing since 2011
Joseph F. Hohn On the funds since 2018 Investing since 2012

The views expressed in this report are exclusively those of Joseph F. Hohn, Dimensional Fund Advisors and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share. A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share. Actual performance data provided for any MSCI IMI indexes in the market performance commentary are net dividends.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       8

Multifactor Consumer Discretionary ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	11.57	10.07	41.12
Market price	11.61	10.08	41.21
John Hancock Dimensional Consumer Discretionary Index[2]	12.02	10.57	43.46
Russell 1000 Consumer Discretionary Index[3]	17.31	15.34	66.95

INDUSTRY COMPOSITION (%)

Specialty retail	28.3
Hotels, restaurants and leisure	22.6
Textiles, apparel and luxury goods	11.0
Internet and direct marketing retail	10.1
Multiline retail	7.7
Automobiles	5.3
Distributors	2.4
Diversified consumer services	2.3
Commercial services and supplies	2.1
Software	1.9
Other	6.3
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Consumer Discretionary ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Amazon.com, Inc.	6.7
The Home Depot, Inc.	6.2
NIKE, Inc., Class B	3.8
Lowe's Companies, Inc.	3.4
McDonald's Corp.	3.1
The TJX Companies, Inc.	2.4
General Motors Company	2.3
Marriott International, Inc., Class A	2.2
Ross Stores, Inc.	2.0
Dollar Tree, Inc.	2.0
TOTAL	34.1

The value of a $10,000 investment calculated at market value from inception through period end would be $14,121.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 9-28-15.
2	The John Hancock Dimensional Consumer Discretionary Index is designed to comprise securities in the consumer discretionary sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The consumer discretionary sector is composed of companies in areas such as restaurants, media, consumer retail, leisure equipment and products, hotels, apparel, automobiles, and consumer durable goods. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Consumer Discretionary Index comprises securities of the Russell 1000 Index classified in the consumer discretionary sector.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.78
Net (%)	0.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       9

Multifactor Consumer Staples ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	13.89	5.79	19.02
Market price	13.85	5.79	19.01
John Hancock Dimensional Consumer Staples Index[2]	14.35	6.27	20.71
Russell 1000 Consumer Staples Index[3]	15.13	4.05	13.06

INDUSTRY COMPOSITION (%)

Food products	33.0
Food and staples retailing	21.1
Beverages	19.6
Household products	16.3
Tobacco	9.4
Personal products	0.6
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Consumer Staples ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

PepsiCo, Inc.	6.3
The Coca-Cola Company	6.1
The Procter & Gamble Company	6.1
Walmart, Inc.	5.9
General Mills, Inc.	5.1
Altria Group, Inc.	5.0
Philip Morris International, Inc.	4.5
Costco Wholesale Corp.	4.4
The Kroger Company	3.9
Archer-Daniels-Midland Company	3.2
TOTAL	50.5

The value of a $10,000 investment calculated at market value from inception through period end would be $11,901.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 3-28-16.
2	The John Hancock Dimensional Consumer Staples Index is designed to comprise securities in the consumer staples sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The consumer staples sector is composed of companies involved in areas such as the production, manufacture, distribution or sale of food, beverages, tobacco, household goods, or personal products. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Consumer Staples Index comprises securities of the Russell 1000 Index classified in the consumer staples sector.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.04
Net (%)	0.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       10

Multifactor Developed International ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1 year	Since fund inception[1]	Since fund inception[1]
Net asset value	-4.54	7.97	19.99
Market price	-4.43	8.04	20.15
John Hancock Dimensional Developed International Index[2]	-3.98	8.76	22.08
MSCI EAFE Index[3]	-3.22	8.39	21.10

SECTOR COMPOSITION (%)

Financials	17.2
Industrials	16.7
Consumer discretionary	12.8
Materials	9.4
Consumer staples	8.5
Health care	8.3
Communication services	6.4
Energy	5.5
Information technology	5.5
Utilities	4.9
Other	4.8
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Developed International ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

BP PLC	1.5
Nestle SA	1.3
Toyota Motor Corp.	1.2
Novartis AG	0.9
HSBC Holdings PLC	0.9
Roche Holding AG	0.8
Vonovia SE	0.8
ABB, Ltd.	0.7
TOTAL SA	0.7
Orange SA	0.7
TOTAL	9.5

The value of a $10,000 investment calculated at market value from inception through period end would be $12,015.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 12-15-16.
2	The John Hancock Dimensional Developed International Index is designed to comprise a subset of securities of companies associated with developed markets outside of the United States and Canada. The index is reconstituted and rebalanced on a semiannual basis.
3	The MSCI Europe, Australasia, and Far East (EAFE) Index comprises securities of publicly traded large- and mid-cap stocks of companies in those regions.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.84
Net (%)	0.45

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       11

Multifactor Emerging Markets ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Cumulative total returns (%)
Since fund inception[1]
Net asset value	3.71
Market price	4.22
John Hancock Dimensional Emerging Markets Index[2]	3.35
MSCI Emerging Markets Index[3]	4.10

SECTOR COMPOSITION (%)

Financials	26.8
Information technology	13.8
Energy	11.7
Communication services	11.3
Consumer discretionary	10.2
Materials	7.6
Consumer staples	5.5
Industrials	5.5
Real estate	2.9
Utilities	2.6
Other	2.1
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Emerging Markets ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Tencent Holdings, Ltd.	4.3
Reliance Industries, Ltd., GDR	4.1
Samsung Electronics Company, Ltd.	3.7
Infosys, Ltd., ADR	2.6
Taiwan Semiconductor Manufacturing Company, Ltd.	2.6
Alibaba Group Holding, Ltd., ADR	2.3
Ping An Insurance Group Company of China, Ltd., H Shares	1.8
China Construction Bank Corp., H Shares	1.6
China Mobile, Ltd.	1.5
ICICI Bank, Ltd., ADR	1.5
TOTAL	26.0

The value of a $10,000 investment calculated at market value from inception through period end would be $10,422.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 9-27-18.
2	The John Hancock Dimensional Emerging Markets Index is designed to comprise a subset of securities of companies associated with emerging markets, which may include frontier markets (Emerging markets in an earlier stage of development). The index is reconstituted and rebalanced on a semiannual basis.
3	The MSCI Emerging Markets Index is an unmanaged index designed to measure the performance of developing markets.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.87
Net (%)	0.55

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       12

Multifactor Energy ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	-12.84	3.94	12.68
Market price	-12.91	3.93	12.65
John Hancock Dimensional Energy Index[2]	-12.43	4.44	14.38
Russell 1000 Energy Index[3]	-8.05	4.43	14.35

INDUSTRY COMPOSITION (%)

Oil, gas and consumable fuels	87.1
Energy equipment and services	10.9
Gas utilities	0.9
Multi-utilities	0.9
Short-term investments and other	0.2
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Energy ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Exxon Mobil Corp.	5.9
Chevron Corp.	5.8
EOG Resources, Inc.	4.6
Pioneer Natural Resources Company	4.1
Occidental Petroleum Corp.	4.0
Kinder Morgan, Inc.	3.8
Valero Energy Corp.	3.7
ConocoPhillips	3.7
Concho Resources, Inc.	3.6
ONEOK, Inc.	3.6
TOTAL	42.8

The value of a $10,000 investment calculated at market value from inception through period end would be $11,265.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 3-28-16.
2	The John Hancock Dimensional Energy Index is designed to comprise securities in the energy sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The energy sector is composed of companies involved in areas such as the production, distribution, or sale of alternative fuels, coal, electricity, natural gas, nuclear power, oil, and other forms of energy. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Energy Index comprises securities of the Russell 1000 Index s classified in the energy sector.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.05
Net (%)	0.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       13

Multifactor Financials ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	5.15	13.82	59.19
Market price	5.05	13.81	59.14
John Hancock Dimensional Financials Index[2]	5.60	14.36	61.92
Russell 1000 Financial Services Index[3]	10.73	14.76	63.94

INDUSTRY COMPOSITION (%)

Banks	31.3
Insurance	22.1
Capital markets	19.5
IT services	12.4
Consumer finance	6.8
Diversified financial services	4.9
Professional services	1.7
Thrifts and mortgage finance	1.0
Software	0.2
Short-term investments and other	0.1
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Financials ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

JPMorgan Chase & Co.	4.1
Berkshire Hathaway, Inc., Class B	4.1
Bank of America Corp.	3.9
Visa, Inc., Class A	3.8
Wells Fargo & Company	3.3
Mastercard, Inc., Class A	3.1
Citigroup, Inc.	2.7
Capital One Financial Corp.	1.4
American Express Company	1.4
The Goldman Sachs Group, Inc.	1.3
TOTAL	29.1

The value of a $10,000 investment calculated at market value from inception through period end would be $15,914.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 9-28-15.
2	The John Hancock Dimensional Financials Index is designed to comprise securities in the financials sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The financials sector is composed of companies in areas such as banking, savings and loans, insurance, consumer finance, investment brokerage, asset management, or other diverse financial services. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Financial Services Index comprises securities of the Russell 1000 Index classified in the financial services sector.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.68
Net (%)	0.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       14

Multifactor Healthcare ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	7.89	9.18	37.07
Market price	7.80	9.17	37.03
John Hancock Dimensional Healthcare Index[2]	8.33	9.68	39.36
Russell 1000 Health Care Index[3]	11.76	10.40	42.65

INDUSTRY COMPOSITION (%)

Health care equipment and supplies	24.9
Pharmaceuticals	24.9
Health care providers and services	23.2
Biotechnology	16.3
Life sciences tools and services	9.5
Health care technology	1.0
Commercial services and supplies	0.1
Short-term investments and other	0.1
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Healthcare ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Johnson & Johnson	6.4
Pfizer, Inc.	5.3
UnitedHealth Group, Inc.	4.9
Merck & Company, Inc.	4.1
Abbott Laboratories	2.6
Gilead Sciences, Inc.	2.6
Medtronic PLC	2.3
Thermo Fisher Scientific, Inc.	2.3
Amgen, Inc.	2.2
Cigna Corp.	1.9
TOTAL	34.6

The value of a $10,000 investment calculated at market value from inception through period end would be $13,703.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 9-28-15.
2	The John Hancock Dimensional Healthcare Index is designed to comprise securities in the healthcare sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The healthcare sector is composed of companies in areas such as the manufacture of healthcare equipment and supplies, biotechnology, home or long-term healthcare facilities, hospitals, pharmaceuticals, or the provision of basic healthcare services. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Health Care Index comprises securities of the Russell 1000 Index classified in the health care sector.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.76
Net (%)	0.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       15

Multifactor Industrials ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	13.16	15.37	55.64
Market price	13.13	15.38	55.66
John Hancock Dimensional Industrials Index[2]	13.67	15.94	58.00
Russell 1000 Producer Durables Index[3]	12.02	14.39	51.56

INDUSTRY COMPOSITION (%)

Machinery	22.2
Aerospace and defense	17.4
Road and rail	7.9
Industrial conglomerates	7.1
Electrical equipment	6.3
Airlines	6.2
Electronic equipment, instruments and components	5.4
Household durables	4.1
Air freight and logistics	4.0
Commercial services and supplies	3.8
Other	15.6
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Industrials ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

The Boeing Company	4.1
Union Pacific Corp.	2.5
3M Company	2.5
Honeywell International, Inc.	2.1
PACCAR, Inc.	2.1
United Technologies Corp.	2.1
United Continental Holdings, Inc.	2.0
Caterpillar, Inc.	2.0
Aptiv PLC	1.8
Deere & Company	1.8
TOTAL	23.0

The value of a $10,000 investment calculated at market value from inception through period end would be $15,566.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 3-28-16.
2	The John Hancock Dimensional Industrials Index is designed to comprise securities in the industrials sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The industrials sector is composed of companies involved in areas such as aerospace and defense, construction and engineering, machinery, building products and equipment, road/rail/air/marine transportation and infrastructure, industrial trading and distribution, and related services. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Producer Durables Index comprises securities of the Russell 1000 Index classified in the industrials sector.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.94
Net (%)	0.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       16

Multifactor Large Cap ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	11.74	13.86	59.41
Market price	11.75	13.87	59.44
John Hancock Dimensional Large Cap Index[2]	12.04	14.22	61.20
Russell 1000 Index[3]	13.33	14.54	62.82

SECTOR COMPOSITION (%)

Information technology	20.3
Financials	14.2
Health care	12.5
Industrials	12.4
Consumer discretionary	10.9
Communication services	7.3
Consumer staples	6.4
Energy	4.6
Utilities	4.4
Real estate	3.5
Other	3.5
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Large Cap ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Apple, Inc.	2.9
Microsoft Corp.	2.2
Amazon.com, Inc.	1.7
Alphabet, Inc., Class A	1.4
JPMorgan Chase & Co.	1.1
Berkshire Hathaway, Inc., Class B	1.1
Johnson & Johnson	1.0
Facebook, Inc., Class A	0.9
Exxon Mobil Corp.	0.8
Intel Corp.	0.8
TOTAL	13.9

The value of a $10,000 investment calculated at market value from inception through period end would be $15,944.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 9-28-15.
2	The John Hancock Dimensional Large Cap Index is designed to comprise a subset of securities in the U.S. universe issued by companies whose market capitalizations are larger than that of the 801st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Index comprises 1000 publicly-traded large-cap companies in the United States.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.40
Net (%)	0.35

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       17

Multifactor Materials ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	-2.76	10.31	35.47
Market price	-2.71	10.34	35.57
John Hancock Dimensional Materials Index[2]	-2.32	10.82	37.39
Russell 1000 Materials & Processing Index[3]	3.43	11.09	38.45

INDUSTRY COMPOSITION (%)

Chemicals	52.7
Containers and packaging	20.2
Metals and mining	17.4
Construction materials	5.8
Building products	2.6
Semiconductors and semiconductor equipment	1.1
Electrical equipment	0.1
Short-term investments and other	0.1
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Materials ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Linde PLC	6.1
PPG Industries, Inc.	4.5
International Paper Company	4.1
Nucor Corp.	3.9
The Sherwin-Williams Company	3.9
Air Products & Chemicals, Inc.	3.9
Freeport-McMoRan, Inc.	3.5
DowDuPont, Inc.	3.5
Ball Corp.	3.5
Newmont Gold Corp.	3.2
TOTAL	40.1

The value of a $10,000 investment calculated at market value from inception through period end would be $13,557.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 3-28-16.
2	The John Hancock Dimensional Materials Index is designed to comprise securities in the materials sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The materials sector is composed of companies involved in areas such as chemicals, metals, paper products, containers and packaging, and construction materials. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Materials & Processing Index comprises securities of the Russell 1000 Index classified in the materials sector.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.98
Net (%)	0.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       18

Multifactor Media and Communications ETF

INDUSTRY COMPOSITION (%)

Media	31.9
Entertainment	23.0
Interactive media and services	19.5
Diversified telecommunication services	14.0
Wireless telecommunication services	3.2
Professional services	2.3
Internet and direct marketing retail	1.9
Software	1.4
IT services	1.2
Communications equipment	1.2
Other	0.4
TOTAL	100.0
As a percentage of net assets.

TOP TEN HOLDINGS1 (%)

The Walt Disney Company	8.1
Facebook, Inc., Class A	6.7
Comcast Corp., Class A	6.3
Verizon Communications, Inc.	5.6
AT&T, Inc.	5.4
Netflix, Inc.	5.0
Charter Communications, Inc., Class A	3.5
Alphabet, Inc., Class C	3.1
Twitter, Inc.	3.1
Alphabet, Inc., Class A	2.9
TOTAL	49.7

1	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       19

Multifactor Mid Cap ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	8.98	12.38	52.06
Market price	8.98	12.40	52.16
John Hancock Dimensional Mid Cap Index[2]	9.33	12.84	54.35
Russell Midcap Index[3]	10.69	12.34	51.89

SECTOR COMPOSITION (%)

Information technology	17.8
Industrials	16.4
Financials	15.1
Consumer discretionary	11.8
Health care	11.1
Real estate	6.2
Materials	5.9
Utilities	5.8
Energy	3.3
Communication services	3.3
Other	3.3
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Mid Cap ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

United Continental Holdings, Inc.	0.5
Xcel Energy, Inc.	0.4
Amphenol Corp., Class A	0.4
Parker-Hannifin Corp.	0.4
Republic Services, Inc.	0.4
Fifth Third Bancorp	0.4
Align Technology, Inc.	0.4
Centene Corp.	0.4
Dollar Tree, Inc.	0.4
NetApp, Inc.	0.4
TOTAL	4.1

The value of a $10,000 investment calculated at market value from inception through period end would be $15,216.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 9-28-15.
2	The John Hancock Dimensional Mid Cap Index is designed to comprise a subset of securities in the U.S. universe issued by companies whose market capitalizations are between the 200th and 951st largest U.S. companies at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell Midcap Index comprises approximately 800 publicly-traded mid-cap companies in the United States.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.52
Net (%)	0.45

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       20

Multifactor Small Cap ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	5.71	5.77	8.64
Market price	5.65	5.78	8.65
John Hancock Dimensional Small Cap Index[2]	6.17	6.26	9.37
Russell 2000 Index[3]	4.61	6.49	9.74

SECTOR COMPOSITION (%)

Financials	19.4
Industrials	15.9
Information technology	12.9
Consumer discretionary	11.3
Real estate	10.7
Health care	8.2
Materials	6.0
Utilities	4.9
Communication services	3.8
Consumer staples	3.6
Other	3.3
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Small Cap ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Primerica, Inc.	0.5
ITT, Inc.	0.4
EMCOR Group, Inc.	0.4
The Hanover Insurance Group, Inc.	0.4
IDACORP, Inc.	0.4
Hawaiian Electric Industries, Inc.	0.4
Versum Materials, Inc.	0.4
MAXIMUS, Inc.	0.4
Portland General Electric Company	0.4
Entegris, Inc.	0.4
TOTAL	4.1

The value of a $10,000 investment calculated at market value from inception through period end would be $10,865.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 11-8-17.
2	The John Hancock Dimensional Small Cap Index is designed to comprise a subset of securities in the U.S. universe issued by companies whose market capitalizations are smaller than the 750th largest U.S. company but excluding the smallest 4% of U.S. companies at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE American, LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 2000 Index comprises 2000 publicly-traded small-cap companies in the United States.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.68
Net (%)	0.50

Please refer to the most recent prospectus and annual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       21

Multifactor Technology ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	19.25	22.88	109.62
Market price	19.20	22.88	109.60
John Hancock Dimensional Technology Index[2]	19.31	23.28	112.09
Russell 1000 Technology Index[3]	21.75	23.65	114.37

INDUSTRY COMPOSITION (%)

Software	29.0
Semiconductors and semiconductor equipment	28.2
IT services	15.6
Technology hardware, storage and peripherals	11.9
Communications equipment	8.3
Electronic equipment, instruments and components	4.8
Professional services	1.4
Health care technology	0.8
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Technology ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Microsoft Corp.	6.4
Apple, Inc.	6.4
Intel Corp.	5.3
Cisco Systems, Inc.	4.8
Oracle Corp.	3.1
Broadcom, Inc.	2.8
IBM Corp.	2.2
Texas Instruments, Inc.	1.9
salesforce.com, Inc.	1.9
QUALCOMM, Inc.	1.8
TOTAL	36.6

The value of a $10,000 investment calculated at market value from inception through period end would be $20,960.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 9-28-15.
2	The John Hancock Dimensional Technology Index is designed to comprise securities in the technology sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The technology sector is composed of companies in areas such as the creation, development or provision of software, hardware, internet services, database management, information technology consulting and services, data processing, or semi-conductors. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Technology Index comprises securities of the Russell 1000 Index classified in the technology sector.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.66
Net (%)	0.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       22

Multifactor Utilities ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	18.21	10.35	35.60
Market price	18.12	10.34	35.58
John Hancock Dimensional Utilities Index[2]	18.73	10.92	37.78
Russell 1000 Utilities Index[3]	14.88	7.14	23.78

INDUSTRY COMPOSITION (%)

Electric utilities	57.1
Multi-utilities	29.3
Gas utilities	5.8
Independent power and renewable electricity producers	4.5
Water utilities	3.2
Short-term investments and other	0.1
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Utilities ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Exelon Corp.	5.8
PPL Corp.	5.2
Xcel Energy, Inc.	5.0
The Southern Company	4.9
Consolidated Edison, Inc.	4.7
Eversource Energy	4.1
Entergy Corp.	3.8
American Electric Power Company, Inc.	3.8
Edison International	3.7
DTE Energy Company	3.7
TOTAL	44.7

The value of a $10,000 investment calculated at market value from inception through period end would be $13,558.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 3-28-16.
2	The John Hancock Dimensional Utilities Index is designed to comprise securities in the utilities sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The utilities sector is composed of companies involved in areas such as the provision of gas, electric, and water power, energy trading, or the provision of related infrastructure or services. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Utilities Index comprises securities of the Russell 1000 Index classified in the utilities sector.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.07
Net (%)	0.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       23

Premium/discount analysis (unaudited)

ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally, due to various factors, a fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.

A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.

The chart below presents information about the differences between each fund's daily closing market price and the fund's NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.

Data presented represents past performance and cannot be used to predict future results.

PERIOD ENDED APRIL 30, 2019

	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Multifactor Consumer Discretionary ETF
0 - < 25	51	41.80%	70	57.38%
25 - < 50	0	0.00%	1	0.82%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	51	41.80%	71	58.20%
Multifactor Consumer Staples ETF
0 - < 25	43	35.25%	78	63.93%
25 - < 50	1	0.82%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	44	36.07%	78	63.93%
Multifactor Developed International ETF
0 - < 25	25	20.49%	30	24.59%
25 - < 50	5	4.10%	31	25.41%
50 - < 75	6	4.92%	10	8.20%
75 - < 100	1	0.82%	6	4.92%
100 or Above	4	3.28%	4	3.28%
Total	41	33.61%	81	66.39%
Multifactor Emerging Markets ETF
0 - < 25	4	3.28%	22	18.03%
25 - < 50	6	4.92%	33	27.05%
50 - < 75	2	1.64%	19	15.57%
75 - < 100	4	3.28%	15	12.30%
100 or Above	2	1.64%	15	12.30%
Total	18	14.75%	104	85.25%
Multifactor Energy ETF
0 - < 25	51	41.80%	70	57.38%
25 - < 50	0	0.00%	1	0.82%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	51	41.80%	71	58.20%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       24

PERIOD ENDED APRIL 30, 2019

	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Multifactor Financials ETF
0 - < 25	44	36.07%	77	63.11%
25 - < 50	1	0.82%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	45	36.89%	77	63.11%
Multifactor Healthcare ETF
0 - < 25	40	32.79%	79	64.75%
25 - < 50	0	0.00%	3	2.46%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	40	32.79%	82	67.21%
Multifactor Industrials ETF
0 - < 25	39	31.97%	82	67.21%
25 - < 50	0	0.00%	1	0.82%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	39	31.97%	83	68.03%
Multifactor Large Cap ETF
0 - < 25	47	38.52%	75	61.48%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	47	38.52%	75	61.48%
Multifactor Materials ETF
0 - < 25	37	30.33%	84	68.85%
25 - < 50	0	0.00%	1	0.82%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	37	30.33%	85	69.67%
Multifactor Media and Communications ETF
0 - < 25	4	11.11%	32	88.89%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	4	11.11%	32	88.89%
Multifactor Mid Cap ETF
0 - < 25	9	7.38%	113	92.62%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	9	7.38%	113	92.62%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       25

PERIOD ENDED APRIL 30, 2019

	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Multifactor Small Cap ETF
0 - < 25	7	5.74%	113	92.62%
25 - < 50	0	0.00%	2	1.64%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	7	5.74%	115	94.26%
Multifactor Technology ETF
0 - < 25	48	39.34%	73	59.84%
25 - < 50	1	0.82%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	49	40.16%	73	59.84%
Multifactor Utilities ETF
0 - < 25	58	47.54%	64	52.46%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	58	47.54%	64	52.46%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       26

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.
Understanding fund expenses
As a shareholder of a fund, you incur two types of costs:
■Transaction costs, which may include creation and redemption fees and brokerage charges.
■Ongoing operating expenses, including management fees, and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line in the table on the following page is intended to provide information about a fund’s actual ongoing operating expenses, and is based on the fund’s actual NAV return. It assumes an account value of $1,000.00 on November 1, 2018, with the same investment held until April 30, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2019, by $1,000.00, then multiply it by the “expenses paid” from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line in the table on the following page allows you to compare a fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on November 1, 2018, with the same investment held until April 30, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs. A fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2018	Ending value on 4-30-2019	Expenses paid during 4-30-2019[1]	Annualized expense ratio
Multifactor Consumer Discretionary ETF
Actual expenses/actual returns	$1,000.00	$1,101.50	$2.24	0.43%
Hypothetical example for comparison purposes	1,000.00	1,022.70	2.16	0.43%
Multifactor Consumer Staples ETF
Actual expenses/actual returns	$1,000.00	$1,052.40	$2.19	0.43%
Hypothetical example for comparison purposes	1,000.00	1,022.70	2.16	0.43%
Multifactor Developed International ETF
Actual expenses/actual returns	$1,000.00	$1,068.90	$2.31	0.45%
Hypothetical example for comparison purposes	1,000.00	1,022.60	2.26	0.45%
Multifactor Emerging Markets ETF
Actual expenses/actual returns	$1,000.00	$1,128.80	$2.90	0.55%
Hypothetical example for comparison purposes	1,000.00	1,022.10	2.76	0.55%
Multifactor Energy ETF
Actual expenses/actual returns	$1,000.00	$ 961.90	$2.14	0.44%
Hypothetical example for comparison purposes	1,000.00	1,022.60	2.21	0.44%
ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	27

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

	Account value on 11-1-2018	Ending value on 4-30-2019	Expenses paid during 4-30-2019[1]	Annualized expense ratio
Multifactor Financials ETF
Actual expenses/actual returns	$1,000.00	$1,104.60	$2.24	0.43%
Hypothetical example for comparison purposes	1,000.00	1,022.70	2.16	0.43%
Multifactor Healthcare ETF
Actual expenses/actual returns	$1,000.00	$1,007.70	$2.14	0.43%
Hypothetical example for comparison purposes	1,000.00	1,022.70	2.16	0.43%
Multifactor Industrials ETF
Actual expenses/actual returns	$1,000.00	$1,149.20	$2.29	0.43%
Hypothetical example for comparison purposes	1,000.00	1,022.70	2.16	0.43%
Multifactor Large Cap ETF
Actual expenses/actual returns	$1,000.00	$1,098.30	$1.77	0.34%
Hypothetical example for comparison purposes	1,000.00	1,023.10	1.71	0.34%
Multifactor Materials ETF
Actual expenses/actual returns	$1,000.00	$1,065.10	$2.20	0.43%
Hypothetical example for comparison purposes	1,000.00	1,022.70	2.16	0.43%
Multifactor Media And Communications ETF[2]
Actual expenses/actual returns	$1,000.00	$1,000.00	$0.53	0.40%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.01	0.40%
Multifactor Mid Cap ETF
Actual expenses/actual returns	$1,000.00	$1,110.20	$2.25	0.43%
Hypothetical example for comparison purposes	1,000.00	1,022.70	2.16	0.43%
Multifactor Small Cap ETF
Actual expenses/actual returns	$1,000.00	$1,070.50	$2.57	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%
Multifactor Technology ETF
Actual expenses/actual returns	$1,000.00	$1,181.10	$2.33	0.43%
Hypothetical example for comparison purposes	1,000.00	1,022.70	2.16	0.43%
Multifactor Utilities ETF
Actual expenses/actual returns	$1,000.00	$1,112.80	$2.30	0.44%
Hypothetical example for comparison purposes	1,000.00	1,022.60	2.21	0.44%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
[2]	The inception date for fund is 3-12-19. Actual Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 48/365 (to reflect the period).
28	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL

Funds' investments
MULTIFACTOR CONSUMER DISCRETIONARY ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$42,139,443
(Cost $38,649,854)
Communication services – 0.7%		325,487
Entertainment – 0.7%
Cinemark Holdings, Inc.	3,587	150,833
The Madison Square Garden Company, Class A (A)	559	174,654
Consumer discretionary – 92.5%		39,007,431
Auto components – 0.3%
The Goodyear Tire & Rubber Company	7,295	140,137
Automobiles – 5.3%
Ford Motor Company	45,283	473,207
General Motors Company	24,864	968,453
Harley-Davidson, Inc.	4,815	179,262
Tesla, Inc. (A)(B)	2,186	521,776
Thor Industries, Inc.	1,317	86,751
Distributors – 2.4%
Genuine Parts Company	4,781	490,244
LKQ Corp. (A)	6,808	204,921
Pool Corp.	1,676	307,948
Diversified consumer services – 2.3%
Bright Horizons Family Solutions, Inc. (A)	1,643	210,550
Chegg, Inc. (A)	3,264	116,362
Grand Canyon Education, Inc. (A)	1,460	169,199
H&R Block, Inc.	6,009	163,505
Service Corp. International	7,213	300,133
Hotels, restaurants and leisure – 22.6%
Caesars Entertainment Corp. (A)	1,783	16,689
Carnival Corp.	4,558	250,052
Chipotle Mexican Grill, Inc. (A)	757	520,846
Choice Hotels International, Inc.	951	78,971
Cracker Barrel Old Country Store, Inc. (B)	1,170	197,426
Darden Restaurants, Inc.	4,485	527,436
Domino's Pizza, Inc.	970	262,463
Dunkin' Brands Group, Inc.	1,989	148,439
Hilton Worldwide Holdings, Inc.	9,391	816,923
Hyatt Hotels Corp., Class A	1,280	98,214
International Game Technology PLC (B)	2,471	36,151
Las Vegas Sands Corp.	6,057	406,122
Marriott International, Inc., Class A	6,938	946,482
McDonald's Corp.	6,689	1,321,546
MGM Resorts International	11,363	302,597
Norwegian Cruise Line Holdings, Ltd. (A)	7,652	431,495
Planet Fitness, Inc., Class A (A)	2,245	169,947
Royal Caribbean Cruises, Ltd.	5,723	692,140
Six Flags Entertainment Corp.	1,655	87,864
Starbucks Corp.	10,420	809,426
Texas Roadhouse, Inc.	1,967	106,238
The Wendy's Company	5,295	98,540
Vail Resorts, Inc.	797	182,393
MULTIFACTOR CONSUMER DISCRETIONARY ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Wyndham Destinations, Inc.	2,530	$110,207
Wyndham Hotels & Resorts, Inc.	3,029	168,776
Wynn Resorts, Ltd.	2,255	325,735
Yum! Brands, Inc.	4,064	424,241
Household durables – 1.4%
Mohawk Industries, Inc. (A)	1,274	173,583
Newell Brands, Inc.	9,465	136,107
Whirlpool Corp.	1,992	276,529
Internet and direct marketing retail – 10.1%
Amazon.com, Inc. (A)	1,456	2,805,013
Booking Holdings, Inc. (A)	373	691,911
Expedia Group, Inc.	4,270	554,417
Wayfair, Inc., Class A (A)	1,161	188,256
Leisure products – 1.1%
Hasbro, Inc.	3,420	348,361
Mattel, Inc. (A)(B)	10,395	126,715
Multiline retail – 7.7%
Dollar General Corp.	4,241	534,748
Dollar Tree, Inc. (A)	7,727	859,861
Kohl's Corp.	6,409	455,680
Macy's, Inc.	9,202	216,615
Nordstrom, Inc. (B)	6,538	268,189
Ollie's Bargain Outlet Holdings, Inc. (A)	1,659	158,667
Target Corp.	9,808	759,335
Specialty retail – 28.3%
Advance Auto Parts, Inc.	2,434	404,823
American Eagle Outfitters, Inc.	3,504	83,325
AutoZone, Inc. (A)	658	676,628
Best Buy Company, Inc.	11,345	844,181
Burlington Stores, Inc. (A)	2,296	387,817
CarMax, Inc. (A)	5,433	423,013
Carvana Company (A)(B)	767	54,887
Dick's Sporting Goods, Inc.	3,772	139,564
Five Below, Inc. (A)	1,814	265,551
Foot Locker, Inc.	3,451	197,432
L Brands, Inc.	3,883	99,560
Lowe's Companies, Inc.	12,774	1,445,250
O'Reilly Automotive, Inc. (A)	1,304	493,655
Penske Automotive Group, Inc.	862	39,583
Ross Stores, Inc.	8,824	861,752
The Gap, Inc.	7,141	186,237
The Home Depot, Inc.	12,795	2,606,342
The TJX Companies, Inc.	18,634	1,022,634
Tiffany & Company	3,695	398,395
Tractor Supply Company	4,203	435,011
Ulta Beauty, Inc. (A)	1,966	686,095
Williams-Sonoma, Inc. (B)	3,149	180,028
Textiles, apparel and luxury goods – 11.0%
Capri Holdings, Ltd. (A)	4,176	184,078
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	29

MULTIFACTOR CONSUMER DISCRETIONARY ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods (continued)
Carter's, Inc.	1,266	$134,082
Columbia Sportswear Company	1,061	106,068
Deckers Outdoor Corp. (A)	1,119	177,037
Hanesbrands, Inc.	20,616	372,531
Lululemon Athletica, Inc. (A)	2,891	509,828
NIKE, Inc., Class B	18,322	1,609,221
PVH Corp.	1,684	217,219
Ralph Lauren Corp.	1,681	221,186
Skechers U.S.A., Inc., Class A (A)	2,867	90,769
Tapestry, Inc.	6,057	195,459
Under Armour, Inc., Class A (A)	5,710	131,844
Under Armour, Inc., Class C (A)	5,912	122,497
VF Corp.	6,144	580,055
Consumer staples – 1.8%		751,153
Personal products – 1.8%
The Estee Lauder Companies, Inc., Class A	4,372	751,153
Industrials – 2.1%		876,565
Commercial services and supplies – 2.1%
Copart, Inc. (A)	9,645	649,301
Rollins, Inc.	5,877	227,264
Information technology – 2.8%		1,178,807
IT services – 0.9%
Sabre Corp.	18,918	392,738
Software – 1.9%
Intuit, Inc.	3,131	786,069

SECURITIES LENDING COLLATERAL – 2.8%		$1,156,793
(Cost $1,156,784)
John Hancock Collateral Trust, 2.5189% (C)(D)	115,596	1,156,793

SHORT-TERM INVESTMENTS – 0.1%		$51,439
(Cost $51,439)
Money market funds – 0.1%		51,439
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.3673% (C)	51,439	51,439
Total investments (Multifactor Consumer Discretionary ETF) (Cost $39,858,077) 102.8%		$43,347,675
Other assets and liabilities, net (2.8%)		(1,186,029)
Total net assets 100.0%		$42,161,646

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-19.
(C)	The rate shown is the annualized seven-day yield as of 4-30-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR CONSUMER STAPLES ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$28,844,811
(Cost $27,670,779)
Consumer staples – 100.0%		28,844,811
Beverages – 19.6%
Brown-Forman Corp., Class A	3,382	176,879
Brown-Forman Corp., Class B	9,686	516,167
Constellation Brands, Inc., Class A	2,610	552,459
Keurig Dr. Pepper, Inc.	3,422	99,478
Molson Coors Brewing Company, Class B	5,925	380,326
Monster Beverage Corp. (A)	6,021	358,852
PepsiCo, Inc.	14,132	1,809,600
The Coca-Cola Company	36,046	1,768,417
Food and staples retailing – 21.1%
Casey's General Stores, Inc.	1,704	225,524
Costco Wholesale Corp.	5,178	1,271,354
Performance Food Group Company (A)	5,973	244,594
Sysco Corp.	8,999	633,260
The Kroger Company	43,811	1,129,448
US Foods Holding Corp. (A)	9,575	349,966
Walgreens Boots Alliance, Inc.	9,941	532,539
Walmart, Inc.	16,509	1,697,786
Food products – 33.0%
Archer-Daniels-Midland Company	20,754	925,628
Bunge, Ltd.	4,721	247,428
Campbell Soup Company (B)	8,164	315,865
Conagra Brands, Inc.	16,901	520,213
Flowers Foods, Inc.	6,577	142,984
General Mills, Inc.	28,345	1,458,917
Hormel Foods Corp.	9,639	384,982
Ingredion, Inc.	2,837	268,806
Kellogg Company	10,855	654,557
Lamb Weston Holdings, Inc.	4,217	295,401
Lancaster Colony Corp.	707	105,138
McCormick & Company, Inc.	3,521	542,128
Mondelez International, Inc., Class A	17,779	904,062
Pilgrim's Pride Corp. (A)	2,824	75,994
Post Holdings, Inc. (A)	3,544	399,692
Seaboard Corp.	12	53,947
The Hershey Company	5,198	648,970
The J.M. Smucker Company	4,209	516,150
The Kraft Heinz Company	6,265	208,249
Tyson Foods, Inc., Class A	11,223	841,837
Household products – 16.3%
Church & Dwight Company, Inc.	8,745	655,438
Colgate-Palmolive Company	12,112	881,632
Kimberly-Clark Corp.	4,903	629,447
The Clorox Company	4,752	759,037
The Procter & Gamble Company	16,588	1,766,290
Personal products – 0.6%
Herbalife Nutrition, Ltd. (A)	3,326	175,779
30	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR CONSUMER STAPLES ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Tobacco – 9.4%
Altria Group, Inc.	26,321	$1,430,020
Philip Morris International, Inc.	14,898	1,289,571

SECURITIES LENDING COLLATERAL – 0.7%		$216,306
(Cost $216,302)
John Hancock Collateral Trust, 2.5189% (C)(D)	21,615	216,306

SHORT-TERM INVESTMENTS – 0.1%		$24,804
(Cost $24,804)
Money market funds – 0.1%		24,804
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.3673% (C)	24,804	24,804
Total investments (Multifactor Consumer Staples ETF) (Cost $27,911,885) 100.8%		$29,085,921
Other assets and liabilities, net (0.8%)		(223,624)
Total net assets 100.0%		$28,862,297

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-19.
(C)	The rate shown is the annualized seven-day yield as of 4-30-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR DEVELOPED INTERNATIONAL ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS - 98.6%		$504,568,878
(Cost $471,537,449)
Australia - 6.9%		35,526,844
AGL Energy, Ltd.	48,596	760,362
Alumina, Ltd.	40,117	63,249
Amcor, Ltd.	39,339	443,851
AMP, Ltd. (A)	333,410	532,702
APA Group	74,985	507,726
Aristocrat Leisure, Ltd.	28,760	527,930
ASX, Ltd.	10,157	532,601
Aurizon Holdings, Ltd.	236,771	793,260
Australia & New Zealand Banking Group, Ltd.	75,501	1,445,446
BHP Group PLC	69,437	1,637,897
BHP Group, Ltd.	97,658	2,570,749
BlueScope Steel, Ltd.	66,634	630,810
Brambles, Ltd.	53,685	455,324
Caltex Australia, Ltd.	18,608	356,376
CIMIC Group, Ltd.	7,470	265,990
Cochlear, Ltd.	4,400	580,150
Coles Group, Ltd. (A)(B)	48,241	428,165
Commonwealth Bank of Australia	42,980	2,254,340
Computershare, Ltd.	34,980	438,987
Crown Resorts, Ltd.	28,474	266,351
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Australia (continued)
CSL, Ltd.	13,280	$1,856,060
Dexus	29,162	256,571
Fortescue Metals Group, Ltd.	132,050	664,545
Goodman Group	27,576	255,427
Insurance Australia Group, Ltd.	55,841	309,713
LendLease Group	47,575	445,359
Macquarie Group, Ltd.	11,017	1,044,506
Medibank Pvt., Ltd.	215,535	433,874
Mirvac Group	107,036	213,205
National Australia Bank, Ltd.	65,825	1,174,489
Newcrest Mining, Ltd.	25,281	445,029
Oil Search, Ltd.	109,485	599,535
Origin Energy, Ltd.	99,685	517,104
Qantas Airways, Ltd.	140,770	555,844
QBE Insurance Group, Ltd.	94,170	857,021
Ramsay Health Care, Ltd. (A)	9,071	417,044
REA Group, Ltd.	4,075	229,168
Santos, Ltd.	199,120	1,007,683
Scentre Group	66,209	178,017
Sonic Healthcare, Ltd.	25,148	454,016
South32, Ltd.	169,992	399,627
Stockland	86,572	229,720
Suncorp Group, Ltd.	43,749	408,620
Sydney Airport	116,093	622,646
Tabcorp Holdings, Ltd.	121,234	408,733
Telstra Corp., Ltd.	401,580	955,364
The GPT Group	56,649	228,469
TPG Telecom, Ltd.	13,897	65,927
Transurban Group	30,647	289,913
Treasury Wine Estates, Ltd.	25,390	307,377
Vicinity Centres	91,944	164,376
Wesfarmers, Ltd.	23,573	597,473
Westpac Banking Corp. (A)	95,417	1,847,551
Woodside Petroleum, Ltd.	30,206	752,409
Woolworths Group, Ltd.	37,567	842,163
Austria - 0.2%		911,577
ANDRITZ AG	2,312	110,120
Erste Group Bank AG (B)	8,095	323,873
OMV AG	3,204	171,457
Raiffeisen Bank International AG	3,724	99,204
Telekom Austria AG (B)	3,108	23,267
Verbund AG	1,065	52,779
voestalpine AG	4,079	130,877
Belgium - 1.1%		5,745,240
Ackermans & van Haaren NV	2,674	429,734
Ageas	20,055	1,056,356
Anheuser-Busch InBev SA	17,956	1,594,973
Colruyt SA	6,770	487,550
Galapagos NV (B)	617	70,813
KBC Group NV	8,395	621,135
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	31

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Belgium (continued)
Proximus SADP (A)	12,697	$355,027
Solvay SA	2,496	299,727
Telenet Group Holding NV	1,420	75,305
UCB SA	4,278	339,057
Umicore SA (A)	10,748	415,563
Chile - 0.1%		245,562
Antofagasta PLC	20,745	245,562
China - 0.0%		229,663
Evergrande Health Industry Group, Ltd. (A)(B)	165,000	229,663
Denmark - 1.6%		8,061,866
A.P. Moller - Maersk A/S, Series A	177	215,483
A.P. Moller - Maersk A/S, Series B	148	192,663
Carlsberg A/S, Class B	3,559	459,350
Chr. Hansen Holding A/S	6,214	633,373
Coloplast A/S, B Shares	2,675	288,395
Danske Bank A/S	16,696	295,867
DSV A/S	9,385	866,418
Genmab A/S (B)	2,802	464,781
H Lundbeck A/S	7,996	336,085
Novo Nordisk A/S, B Shares	46,144	2,254,677
Novozymes A/S, B Shares	18,646	868,252
Orsted A/S (C)	4,116	314,864
The Drilling Company of 1972 A/S (B)	650	49,860
Tryg A/S	3,305	100,911
Vestas Wind Systems A/S	6,682	603,839
William Demant Holding A/S (B)	3,713	117,048
Finland - 1.2%		5,879,685
Elisa OYJ	10,834	459,319
Fortum OYJ	14,050	296,652
Kesko OYJ, A Shares	710	34,056
Kesko OYJ, B Shares	2,126	110,315
Kone OYJ, Class B	11,256	616,350
Neste OYJ	12,138	400,474
Nokia OYJ	107,363	562,986
Nokian Renkaat OYJ	8,884	296,897
Nordea Bank ABP	79,997	629,000
Orion OYJ, Class A	1,408	47,023
Orion OYJ, Class B	7,221	239,783
Sampo OYJ, A Shares	8,681	396,546
Stora Enso OYJ, R Shares	41,952	520,228
UPM-Kymmene OYJ	28,169	792,698
Wartsila OYJ ABP	29,954	477,358
France - 10.4%		52,956,291
Aeroports de Paris	2,087	424,745
Air Liquide SA	13,561	1,801,702
Airbus SE	13,678	1,868,292
AXA SA (A)	57,640	1,533,860
BNP Paribas SA	27,519	1,463,385
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
France (continued)
Bouygues SA (A)	39,890	$1,499,397
Capgemini SE	10,024	1,214,385
Carrefour SA	17,449	339,672
Cie de Saint-Gobain	39,822	1,626,264
Cie Generale des Etablissements Michelin SCA	21,863	2,821,391
CNP Assurances (A)	10,989	259,116
Credit Agricole SA	57,596	789,420
Danone SA	14,784	1,194,253
Dassault Aviation SA	44	66,520
Dassault Systemes SA	4,654	735,680
Electricite de France SA	50,309	723,936
Engie SA	93,536	1,384,225
EssilorLuxottica SA (B)	3,800	462,065
Hermes International	709	498,359
Kering SA	1,598	943,794
Legrand SA	22,136	1,625,409
L'Oreal SA (A)	5,763	1,583,002
LVMH Moet Hennessy Louis Vuitton SE	7,590	2,969,060
Natixis SA	75,244	442,543
Orange SA	222,574	3,483,413
Pernod Ricard SA	2,420	421,324
Peugeot SA (A)	94,314	2,469,100
Publicis Groupe SA	16,097	953,951
Renault SA	19,562	1,333,366
Safran SA	11,117	1,618,402
Sanofi	24,886	2,161,177
Schneider Electric SE	11,290	954,773
Societe Generale SA	23,661	748,307
Sodexo SA	7,600	870,896
Thales SA	8,530	1,017,617
TOTAL SA	63,245	3,511,686
Unibail-Rodamco-Westfield (Euronext Amsterdam)	5,628	966,594
Unibail-Rodamco-Westfield (Euronext Paris)	563	96,694
Vinci SA (A)	17,604	1,775,988
Vivendi SA (A)	79,418	2,302,528
Germany - 8.8%		45,057,592
adidas AG	5,341	1,371,315
Allianz SE	11,694	2,815,055
BASF SE	29,628	2,406,966
Bayer AG	22,283	1,481,872
Bayerische Motoren Werke AG	21,366	1,817,417
Beiersdorf AG	5,182	565,880
Commerzbank AG (B)	59,757	536,561
Continental AG	3,803	628,052
Covestro AG (C)	12,454	680,414
Daimler AG	28,675	1,874,819
Deutsche Bank AG	133,202	1,100,041
Deutsche Boerse AG	11,577	1,542,650
Deutsche Lufthansa AG	64,784	1,562,427
32	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Germany (continued)
Deutsche Post AG	23,772	$823,216
Deutsche Telekom AG	104,969	1,754,465
Deutsche Wohnen SE	47,298	2,123,986
E.ON SE	214,423	2,299,228
Evonik Industries AG	25,273	752,271
Fresenius Medical Care AG & Company KGaA	22,062	1,853,378
Fresenius SE & Company KGaA	5,710	323,672
Hannover Rueck SE	3,173	477,924
HeidelbergCement AG	13,688	1,104,491
Henkel AG & Company KGaA	1,599	152,230
HOCHTIEF AG	595	88,687
Infineon Technologies AG	83,856	1,975,876
Innogy SE (C)	13,199	612,246
Innogy SE (B)	1,744	75,639
Merck KGaA	1,775	188,739
MTU Aero Engines AG	1,512	355,337
Muenchener Rueckversicherungs-Gesellschaft AG	5,058	1,264,076
RWE AG	49,600	1,265,710
SAP SE	13,810	1,773,340
Siemens AG	10,257	1,226,979
Siemens Healthineers AG (C)	1,950	83,088
Symrise AG	3,698	355,171
TUI AG	34,181	380,454
Volkswagen AG	1,953	348,883
Vonovia SE	80,042	3,989,098
Wirecard AG	6,847	1,025,939
Hong Kong - 3.8%		19,182,558
AIA Group, Ltd.	303,802	3,095,950
BOC Hong Kong Holdings, Ltd.	124,295	556,091
CK Asset Holdings, Ltd.	86,396	693,776
CK Hutchison Holdings, Ltd.	90,773	953,386
CK Infrastructure Holdings, Ltd.	27,929	226,767
CLP Holdings, Ltd.	83,071	941,847
Dairy Farm International Holdings, Ltd.	20,500	160,515
Galaxy Entertainment Group, Ltd.	78,641	587,898
Hang Lung Properties, Ltd.	171,000	401,922
Hang Seng Bank, Ltd.	24,989	656,147
Henderson Land Development Company, Ltd.	41,206	253,684
HKT Trust & HKT, Ltd.	484,337	750,700
Hong Kong & China Gas Company, Ltd.	124,986	298,231
Hong Kong Exchanges & Clearing, Ltd.	38,824	1,346,028
Hongkong Land Holdings, Ltd.	65,300	455,141
Link REIT	62,026	723,402
MTR Corp., Ltd.	50,500	300,603
New World Development Company, Ltd.	666,060	1,101,978
Power Assets Holdings, Ltd.	102,573	715,163
Sino Land Company, Ltd.	330,927	582,098
Sun Hung Kai Properties, Ltd.	45,662	788,059
Swire Pacific, Ltd., Class A	39,865	504,575
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Hong Kong (continued)
Swire Pacific, Ltd., Class B	80,628	$159,706
Swire Properties, Ltd.	85,601	347,515
Techtronic Industries Company, Ltd.	105,433	761,982
The Bank of East Asia, Ltd.	151,105	476,693
Wharf Real Estate Investment Company, Ltd.	86,992	666,406
Wheelock & Company, Ltd.	95,001	676,295
Ireland - 0.7%		3,584,879
AIB Group PLC	12,630	58,571
Bank of Ireland Group PLC	49,505	315,683
CRH PLC	25,962	870,832
DCC PLC	6,534	583,316
ICON PLC (B)	2,734	373,410
James Hardie Industries PLC	22,207	301,354
Kerry Group PLC, Class A	4,845	541,893
Kingspan Group PLC	5,221	274,303
Smurfit Kappa Group PLC	9,067	265,517
Israel - 0.4%		1,766,266
Azrieli Group, Ltd.	521	29,631
Bank Hapoalim BM	32,920	241,803
Bank Leumi Le-Israel BM	74,795	511,165
Check Point Software Technologies, Ltd. (B)	2,385	288,013
Elbit Systems, Ltd.	517	71,900
Israel Chemicals, Ltd.	13,868	73,364
Mellanox Technologies, Ltd. (B)	128	15,398
Nice, Ltd. (B)	1,093	150,671
Taro Pharmaceutical Industries, Ltd.	157	16,863
Teva Pharmaceutical Industries, Ltd. (B)	23,902	367,458
Italy - 2.0%		10,175,507
A2A SpA	42,104	70,307
Assicurazioni Generali SpA	25,404	492,536
Atlantia SpA	6,724	183,266
Davide Campari-Milano SpA	30,729	309,426
DiaSorin SpA	1,098	107,179
Enel SpA	179,738	1,135,878
Eni SpA	113,314	1,932,550
Ferrari NV	4,073	551,177
FinecoBank Banca Fineco SpA	23,423	308,046
Intesa Sanpaolo SpA	274,566	719,110
Leonardo SpA	20,633	238,056
Mediobanca SpA	56,637	599,821
Moncler SpA	11,515	471,931
Pirelli & C SpA (B)(C)	11,784	85,947
Poste Italiane SpA (C)	27,572	293,859
Prysmian SpA	12,815	246,879
Recordati SpA	8,043	324,406
Snam SpA	30,579	155,483
Telecom Italia SpA (A)(B)	1,180,871	659,849
Terna Rete Elettrica Nazionale SpA	105,402	630,546
UniCredit SpA	40,346	557,511
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	33

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Italy (continued)
UnipolSai Assicurazioni SpA (A)	37,177	$101,744
Japan - 24.7%		126,567,067
ABC-Mart, Inc.	1,700	105,625
Acom Company, Ltd.	24,000	84,040
Aeon Company, Ltd.	20,500	378,157
AEON Financial Service Company, Ltd.	6,100	125,916
AGC, Inc.	13,900	472,382
Aisin Seiki Company, Ltd.	12,900	498,626
Ajinomoto Company, Inc.	10,800	173,818
Alfresa Holdings Corp.	6,900	191,744
Alps Alpine Company, Ltd.	14,500	305,558
ANA Holdings, Inc.	26,800	935,564
Asahi Group Holdings, Ltd.	9,200	398,894
Asahi Intecc Company, Ltd.	2,900	146,074
Asahi Kasei Corp.	54,300	557,261
Astellas Pharma, Inc.	38,800	525,694
Bandai Namco Holdings, Inc.	15,200	723,322
Bridgestone Corp.	36,800	1,455,810
Brother Industries, Ltd.	17,600	344,968
Calbee, Inc.	7,400	203,313
Canon, Inc.	21,700	601,852
Central Japan Railway Company	4,900	1,051,273
Chubu Electric Power Company, Inc.	20,300	294,544
Chugai Pharmaceutical Company, Ltd.	3,000	189,630
Coca-Cola Bottlers Japan Holdings, Inc.	7,600	186,767
Concordia Financial Group, Ltd.	93,100	361,115
CyberAgent, Inc.	3,600	143,192
Dai Nippon Printing Company, Ltd.	26,200	619,390
Daicel Corp.	13,900	155,006
Daifuku Company, Ltd.	7,200	438,303
Dai-ichi Life Holdings, Inc.	36,800	527,012
Daiichi Sankyo Company, Ltd.	7,600	374,012
Daikin Industries, Ltd.	6,800	860,875
Daito Trust Construction Company, Ltd.	2,300	306,976
Daiwa House Industry Company, Ltd.	20,200	564,240
Daiwa Securities Group, Inc.	100,000	462,492
Denso Corp.	10,800	470,594
Dentsu, Inc.	4,300	175,089
Disco Corp.	1,900	325,495
Don Quijote Holdings Company, Ltd.	6,100	392,700
East Japan Railway Company	19,700	1,851,048
Eisai Company, Ltd.	3,300	191,230
Electric Power Development Company, Ltd.	15,400	356,741
FamilyMart UNY Holdings Company, Ltd.	3,300	87,941
FANUC Corp.	2,600	484,983
Fast Retailing Company, Ltd.	1,800	1,038,545
Fuji Electric Company, Ltd.	6,500	229,068
FUJIFILM Holdings Corp.	13,200	614,400
Fujitsu, Ltd.	9,600	701,199
Hakuhodo DY Holdings, Inc.	9,200	154,717
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Hamamatsu Photonics KK	5,000	$202,245
Hankyu Hanshin Holdings, Inc.	26,500	987,430
Hikari Tsushin, Inc.	1,500	276,633
Hino Motors, Ltd.	40,000	376,386
Hirose Electric Company, Ltd.	1,305	150,683
Hisamitsu Pharmaceutical Company, Inc.	1,800	76,121
Hitachi Chemical Company, Ltd.	11,700	309,899
Hitachi Construction Machinery Company, Ltd.	13,300	352,278
Hitachi High-Technologies Corp.	2,100	93,333
Hitachi Metals, Ltd.	25,400	292,143
Hitachi, Ltd.	32,800	1,086,413
Honda Motor Company, Ltd.	55,000	1,531,358
Hoshizaki Corp.	3,000	193,939
Hoya Corp.	12,800	898,155
Hulic Company, Ltd.	14,200	122,142
Idemitsu Kosan Company, Ltd.	24,659	798,166
Iida Group Holdings Company, Ltd.	11,500	194,016
Inpex Corp.	32,900	319,326
Isetan Mitsukoshi Holdings, Ltd.	30,900	293,810
Isuzu Motors, Ltd.	30,600	438,360
ITOCHU Corp.	45,800	822,447
Itochu Techno-Solutions Corp.	1,000	24,431
Japan Airlines Company, Ltd.	19,300	646,193
Japan Exchange Group, Inc.	39,500	641,221
Japan Post Bank Company, Ltd.	9,200	101,024
Japan Post Holdings Company, Ltd.	27,000	301,333
Japan Post Insurance Company, Ltd.	1,300	26,204
Japan Real Estate Investment Corp.	43	238,213
Japan Retail Fund Investment Corp.	65	124,310
Japan Tobacco, Inc.	30,000	693,872
JFE Holdings, Inc.	17,100	292,485
JGC Corp.	12,900	183,930
JSR Corp.	7,800	118,217
JTEKT Corp.	40,500	519,636
JXTG Holdings, Inc.	180,800	877,742
Kajima Corp.	52,300	772,467
Kansai Paint Company, Ltd.	7,000	132,929
Kao Corp.	16,400	1,260,021
Kawasaki Heavy Industries, Ltd.	22,700	527,068
KDDI Corp.	58,500	1,334,404
Keikyu Corp.	11,600	197,473
Keio Corp.	5,399	324,788
Keisei Electric Railway Company, Ltd.	6,400	223,533
Keyence Corp.	1,100	682,667
Kikkoman Corp.	5,000	231,650
Kintetsu Group Holdings Company, Ltd.	15,900	704,525
Kirin Holdings Company, Ltd.	28,000	633,410
Kobayashi Pharmaceutical Company, Ltd.	1,100	87,506
Koito Manufacturing Company, Ltd.	7,900	469,567
Komatsu, Ltd.	19,600	501,901
Konami Holdings Corp.	6,800	308,938
34	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Konica Minolta, Inc.	55,600	$556,125
Kose Corp.	1,500	280,808
Kubota Corp.	17,700	267,467
Kuraray Company, Ltd.	38,700	516,695
Kyocera Corp.	10,800	697,212
Kyowa Hakko Kirin Company, Ltd.	7,400	143,249
Kyushu Electric Power Company, Inc.	67,300	650,793
Kyushu Railway Company	4,000	130,011
Lawson, Inc.	5,800	270,276
LINE Corp. (A)(B)	1,600	53,657
Lion Corp.	12,100	248,573
LIXIL Group Corp.	31,900	414,449
M3, Inc.	13,200	233,363
Makita Corp.	3,000	109,091
Marubeni Corp.	53,300	380,506
Mazda Motor Corp.	66,400	784,280
Medipal Holdings Corp.	4,900	109,769
MEIJI Holdings Company, Ltd.	4,200	329,966
MINEBEA MITSUMI, Inc.	28,700	507,645
MISUMI Group, Inc.	15,400	397,946
Mitsubishi Chemical Holdings Corp.	111,600	790,694
Mitsubishi Corp.	46,400	1,273,162
Mitsubishi Electric Corp.	27,100	384,936
Mitsubishi Estate Company, Ltd.	15,900	267,748
Mitsubishi Heavy Industries, Ltd.	10,300	427,352
Mitsubishi Motors Corp.	12,700	71,040
Mitsubishi Tanabe Pharma Corp.	2,800	35,146
Mitsubishi UFJ Financial Group, Inc.	346,800	1,712,281
Mitsubishi UFJ Lease & Finance Company, Ltd.	72,400	366,632
Mitsui & Company, Ltd.	56,400	908,477
Mitsui Chemicals, Inc.	30,400	741,883
Mitsui Fudosan Company, Ltd.	21,200	488,623
Mizuho Financial Group, Inc.	597,500	930,786
MonotaRO Company, Ltd.	6,500	149,522
MS&AD Insurance Group Holdings, Inc.	14,300	441,422
Murata Manufacturing Company, Ltd.	9,000	481,616
NEC Corp.	30,200	1,015,479
Nexon Company, Ltd. (B)	5,800	83,114
NGK Insulators, Ltd.	19,000	280,458
NGK Spark Plug Company, Ltd.	12,500	242,088
NH Foods, Ltd. (A)	4,200	168,566
Nidec Corp.	5,400	765,333
Nikon Corp.	30,600	425,859
Nintendo Company, Ltd.	1,500	511,785
Nippon Building Fund, Inc.	39	251,071
Nippon Express Company, Ltd.	11,800	646,285
Nippon Paint Holdings Company, Ltd.	1,800	68,121
Nippon Steel & Sumitomo Metal Corp.	27,100	481,899
Nippon Telegraph & Telephone Corp.	82,200	3,406,826
Nissan Chemical Corp.	9,000	398,384
Nissan Motor Company, Ltd.	151,000	1,211,118
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Nisshin Seifun Group, Inc.	10,400	$241,289
Nissin Foods Holdings Company, Ltd.	2,600	171,116
Nitori Holdings Company, Ltd.	2,600	309,315
Nitto Denko Corp.	3,600	193,616
Nomura Holdings, Inc.	93,900	352,246
Nomura Real Estate Master Fund, Inc.	114	166,944
Nomura Research Institute, Ltd.	5,800	282,774
NSK, Ltd.	67,200	693,872
NTT Data Corp.	21,300	247,472
NTT DOCOMO, Inc.	43,900	950,132
Obayashi Corp.	90,100	880,978
Obic Company, Ltd.	2,200	254,025
Odakyu Electric Railway Company, Ltd.	21,800	511,652
Oji Holdings Corp.	100,000	597,980
Olympus Corp.	39,200	437,843
Omron Corp.	6,700	357,935
Ono Pharmaceutical Company, Ltd.	4,900	91,489
Oracle Corp. Japan	3,100	211,816
Oriental Land Company, Ltd.	2,700	297,455
ORIX Corp.	45,000	634,949
Osaka Gas Company, Ltd.	43,900	810,007
Otsuka Corp.	7,500	294,276
Otsuka Holdings Company, Ltd.	6,700	238,764
Panasonic Corp.	77,600	711,377
PeptiDream, Inc. (B)	3,400	182,860
Persol Holdings Company, Ltd.	6,400	119,754
Pigeon Corp.	4,100	173,571
Pola Orbis Holdings, Inc.	6,300	197,980
Rakuten, Inc.	15,300	169,657
Recruit Holdings Company, Ltd.	24,700	738,283
Renesas Electronics Corp. (B)	7,900	42,062
Resona Holdings, Inc.	71,400	301,114
Ricoh Company, Ltd.	56,700	571,709
Rohm Company, Ltd.	5,100	373,199
Ryohin Keikaku Company, Ltd.	1,800	341,657
Santen Pharmaceutical Company, Ltd.	13,000	197,728
SBI Holdings, Inc.	17,800	379,254
Secom Company, Ltd.	2,800	234,760
Seibu Holdings, Inc.	16,300	264,459
Seiko Epson Corp.	24,200	386,548
Sekisui Chemical Company, Ltd.	62,200	994,642
Sekisui House, Ltd.	31,300	503,610
Seven & i Holdings Company, Ltd.	25,600	887,007
SG Holdings Company, Ltd.	5,100	136,229
Sharp Corp. (B)	2,300	25,525
Shimadzu Corp.	7,900	210,950
Shimano, Inc.	1,000	146,263
Shimizu Corp.	64,100	546,181
Shin-Etsu Chemical Company, Ltd.	4,900	458,873
Shionogi & Company, Ltd.	6,100	354,690
Shiseido Company, Ltd.	8,100	634,036
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	35

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Showa Denko KK	14,200	$480,027
SMC Corp.	800	330,846
Softbank Corp. (A)	14,400	169,632
SoftBank Group Corp.	24,000	2,489,966
Sohgo Security Services Company, Ltd.	2,100	93,428
Sompo Holdings, Inc.	10,700	399,755
Sony Corp.	28,300	1,324,351
Sony Financial Holdings, Inc.	13,800	280,894
Stanley Electric Company, Ltd.	10,800	291,879
Subaru Corp.	19,200	468,989
SUMCO Corp.	7,800	102,249
Sumitomo Chemical Company, Ltd.	178,700	885,678
Sumitomo Corp.	39,200	559,447
Sumitomo Dainippon Pharma Company, Ltd.	8,000	175,982
Sumitomo Electric Industries, Ltd.	24,200	320,385
Sumitomo Metal Mining Company, Ltd.	13,400	418,573
Sumitomo Mitsui Financial Group, Inc.	39,900	1,440,520
Sumitomo Mitsui Trust Holdings, Inc.	8,000	277,549
Sumitomo Realty & Development Company, Ltd.	4,800	176,830
Sundrug Company, Ltd.	5,200	138,947
Suntory Beverage & Food, Ltd.	3,200	140,786
Suzuken Company, Ltd.	1,000	57,464
Suzuki Motor Corp.	11,500	522,985
Sysmex Corp.	5,200	296,569
T&D Holdings, Inc.	40,000	429,719
Taisei Corp.	7,200	315,152
Taisho Pharmaceutical Holdings Company, Ltd.	3,100	286,132
Taiyo Nippon Sanso Corp.	15,000	249,024
Takeda Pharmaceutical Company, Ltd.	27,147	1,002,276
TDK Corp.	10,900	948,337
Terumo Corp.	13,400	402,692
The Chiba Bank, Ltd.	71,300	371,944
The Chugoku Electric Power Company, Inc. (A)	32,600	388,419
The Kansai Electric Power Company, Inc.	41,100	496,521
The Shizuoka Bank, Ltd.	50,000	381,594
Tobu Railway Company, Ltd.	32,800	924,732
Toho Company, Ltd.	4,000	167,183
Tohoku Electric Power Company, Inc.	86,100	983,337
Tokio Marine Holdings, Inc.	22,200	1,116,628
Tokyo Century Corp.	4,800	220,660
Tokyo Electric Power Company Holdings, Inc. (B)	231,800	1,307,029
Tokyo Electron, Ltd.	3,500	554,501
Tokyo Gas Company, Ltd.	13,100	332,514
Tokyu Corp.	6,700	109,005
Toppan Printing Company, Ltd.	25,800	417,201
Toray Industries, Inc.	47,300	321,916
Toshiba Corp.	11,900	395,331
Tosoh Corp.	34,100	546,519
TOTO, Ltd.	7,500	315,825
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Toyota Industries Corp.	5,000	$282,828
Toyota Motor Corp.	96,500	5,982,783
Toyota Tsusho Corp.	7,100	234,595
Trend Micro, Inc.	10,200	509,199
Tsuruha Holdings, Inc.	1,900	161,553
Unicharm Corp.	13,900	455,408
United Urban Investment Corp.	58	92,592
USS Company, Ltd.	17,800	339,778
West Japan Railway Company	9,300	689,891
Yahoo Japan Corp.	41,500	110,294
Yakult Honsha Company, Ltd.	1,200	81,347
Yamada Denki Company, Ltd. (A)	43,700	206,778
Yamaha Corp.	5,600	289,113
Yamaha Motor Company, Ltd.	23,200	476,602
Yamato Holdings Company, Ltd.	5,200	112,637
Yamazaki Baking Company, Ltd.	6,000	88,997
Yaskawa Electric Corp.	14,200	522,101
ZOZO, Inc.	14,000	247,003
Luxembourg - 0.3%		1,466,913
ArcelorMittal	22,396	485,118
Millicom International Cellular SA (A)	14,465	845,217
Tenaris SA	9,844	136,578
Macau - 0.1%		703,356
Sands China, Ltd.	64,800	355,990
Wynn Macau, Ltd.	121,121	347,366
Mexico - 0.0%		145,421
Fresnillo PLC	14,897	145,421
Netherlands - 3.9%		19,846,169
ABN AMRO Group NV (A)(C)	26,402	620,476
Adyen NV (B)(C)	189	153,691
Akzo Nobel NV	22,452	1,904,761
ASML Holding NV (A)	8,420	1,750,811
Heineken Holding NV (A)	6,627	672,504
Heineken NV (A)	6,594	711,204
ING Groep NV (A)	100,521	1,279,298
Koninklijke Ahold Delhaize NV	40,063	963,525
Koninklijke DSM NV	13,879	1,584,196
Koninklijke Philips NV	30,975	1,317,906
NN Group NV	22,904	996,452
Royal Dutch Shell PLC, A Shares	104,868	3,349,424
Royal Dutch Shell PLC, B Shares	90,139	2,896,027
Wolters Kluwer NV	23,619	1,645,894
New Zealand - 0.1%		695,901
a2 Milk Company, Ltd. (B)	12,775	142,875
Auckland International Airport, Ltd.	22,520	119,698
Fisher & Paykel Healthcare Corp., Ltd.	11,689	123,245
Meridian Energy, Ltd.	42,047	113,847
Ryman Healthcare, Ltd.	5,373	43,537
36	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
New Zealand (continued)
Spark New Zealand, Ltd.	62,389	$152,699
Norway - 0.6%		3,156,849
Adevinta ASA, A Shares (B)	1,034	10,405
Adevinta ASA, B Shares (B)	1,268	12,446
Aker ASA, A Shares	551	37,594
Aker BP ASA	3,734	122,847
DNB ASA	27,407	525,004
Equinor ASA (A)	58,473	1,301,316
Gjensidige Forsikring ASA	2,676	51,849
Mowi ASA	8,009	173,100
Norsk Hydro ASA	29,646	126,709
Orkla ASA (A)	9,385	73,409
Salmar ASA	1,345	60,970
Schibsted ASA, A Shares	1,034	27,071
Schibsted ASA, B Shares	1,268	30,265
Telenor ASA	20,986	420,327
Yara International ASA	4,079	183,537
Portugal - 0.1%		714,188
EDP - Energias de Portugal SA (B)	77,278	292,640
Galp Energia SGPS SA	12,919	216,741
Jeronimo Martins SGPS SA	12,586	204,807
Singapore - 1.0%		5,210,059
Ascendas Real Estate Investment Trust	70,900	156,259
CapitaLand Commercial Trust	24,800	35,345
CapitaLand Mall Trust	80,000	142,227
CapitaLand, Ltd.	82,500	213,947
City Developments, Ltd.	37,800	248,260
DBS Group Holdings, Ltd.	24,158	501,369
Genting Singapore, Ltd.	119,100	86,184
Jardine Cycle & Carriage, Ltd.	2,800	73,065
Keppel Corp., Ltd.	49,000	243,704
Oversea-Chinese Banking Corp., Ltd.	107,666	957,066
Singapore Airlines, Ltd.	29,300	208,363
Singapore Exchange, Ltd.	59,500	322,590
Singapore Technologies Engineering, Ltd.	53,300	155,060
Singapore Telecommunications, Ltd.	281,900	656,496
United Overseas Bank, Ltd.	54,624	1,116,798
Wilmar International, Ltd.	34,900	93,326
Spain - 2.9%		15,047,880
ACS Actividades de Construccion y Servicios SA	12,830	588,516
Aena SME SA (C)	4,341	804,421
Amadeus IT Group SA	14,788	1,175,351
Banco Bilbao Vizcaya Argentaria SA	151,487	919,822
Banco Santander SA (A)	449,529	2,272,837
CaixaBank SA	222,459	707,791
EDP Renovaveis SA	13,674	135,621
Endesa SA	22,332	555,860
Ferrovial SA	24,729	608,595
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Spain (continued)
Grifols SA	33,502	$928,881
Iberdrola SA	196,184	1,780,455
Industria de Diseno Textil SA (A)	36,808	1,112,533
Naturgy Energy Group SA	26,492	751,741
Red Electrica Corp. SA	15,984	331,127
Repsol SA	68,009	1,153,174
Telefonica SA	146,614	1,221,155
Sweden - 2.6%		13,154,168
Alfa Laval AB (A)	9,945	230,559
Assa Abloy AB, B Shares	13,348	284,460
Atlas Copco AB, A Shares (A)	18,347	569,701
Atlas Copco AB, B Shares (A)	10,854	308,604
Boliden AB (A)	39,502	1,171,747
Electrolux AB, Series B	12,079	296,423
Epiroc AB, A Shares (B)	18,286	188,884
Epiroc AB, B Shares (B)	10,813	106,858
Essity AB, B Shares	13,334	395,246
Fastighets AB Balder, B Shares (B)	4,064	128,331
Hennes & Mauritz AB, B Shares (A)	28,417	494,939
Hexagon AB, B Shares	3,006	163,789
Husqvarna AB, B Shares	30,833	281,061
ICA Gruppen AB (A)	8,715	314,891
Lundin Petroleum AB	3,198	104,550
Nibe Industrier AB, B Shares	6,722	90,222
Sandvik AB (A)	34,857	644,027
Securitas AB, B Shares (A)	23,924	417,741
Skandinaviska Enskilda Banken AB, A Shares	36,356	346,550
Skandinaviska Enskilda Banken AB, C Shares	373	3,610
Skanska AB, B Shares	18,327	318,662
SKF AB, B Shares	62,774	1,160,488
Svenska Cellulosa AB SCA, B Shares	66,461	578,986
Svenska Handelsbanken AB, A Shares	43,624	475,620
Svenska Handelsbanken AB, B Shares	1,755	19,051
Swedbank AB, A Shares	28,268	458,060
Swedish Match AB	3,562	173,327
Swedish Orphan Biovitrum AB (B)	8,590	156,317
Tele2 AB, B Shares (A)	41,058	547,192
Telefonaktiebolaget LM Ericsson, B Shares	59,078	584,143
Telia Company AB	95,786	407,454
Trelleborg AB, B Shares	16,532	273,018
Volvo AB, A Shares	13,865	221,535
Volvo AB, B Shares	77,438	1,238,122
Switzerland - 9.3%		47,437,026
ABB, Ltd.	177,385	3,650,406
Alcon, Inc. (B)	10,897	627,513
Chocoladefabriken Lindt & Sprungli AG	17	113,027
Chocoladefabriken Lindt & Sprungli AG	2	151,717
Cie Financiere Richemont SA	26,472	1,935,392
Coca-Cola HBC AG (B)	21,336	762,400
Credit Suisse Group AG (B)	190,043	2,536,393
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	37

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Switzerland (continued)
Ferguson PLC	18,027	$1,278,449
Givaudan SA	701	1,815,446
Glencore PLC (B)	358,827	1,423,703
LafargeHolcim, Ltd. (B)	38,837	1,996,351
Lonza Group AG (B)	5,239	1,617,972
Nestle SA	69,703	6,706,947
Novartis AG	54,487	4,449,326
Partners Group Holding AG	1,259	948,389
Roche Holding AG	16,469	4,341,093
Roche Holding AG, Bearer Shares	1,359	355,554
Schindler Holding AG	1,584	336,386
Schindler Holding AG, Participation Certificates	3,198	689,814
SGS SA	382	1,008,045
Sika AG	9,338	1,429,566
STMicroelectronics NV	46,961	861,803
Swiss Re AG	28,724	2,764,156
Swisscom AG (A)	4,219	1,965,416
The Swatch Group AG	3,914	229,693
The Swatch Group AG, Bearer Shares	2,434	743,337
UBS Group AG (B)	83,981	1,126,203
Zurich Insurance Group AG	4,932	1,572,529
United Arab Emirates - 0.0%		202,008
NMC Health PLC (A)	5,491	202,008
United Kingdom - 15.8%		80,725,816
3i Group PLC	109,317	1,525,582
Admiral Group PLC	14,402	413,805
Anglo American PLC	74,176	1,916,005
Ashtead Group PLC	38,982	1,078,377
Associated British Foods PLC	10,831	361,327
AstraZeneca PLC	31,897	2,381,015
Aviva PLC	294,512	1,649,025
BAE Systems PLC	238,481	1,535,825
Barclays PLC	440,721	943,864
Barratt Developments PLC	77,031	604,336
BP PLC	1,027,401	7,487,077
British American Tobacco PLC	39,381	1,535,037
BT Group PLC	176,658	527,503
Bunzl PLC	26,300	791,664
Burberry Group PLC	37,295	980,658
Centrica PLC	489,157	677,545
CNH Industrial NV	51,778	561,011
Coca-Cola European Partners PLC	15,535	829,590
Compass Group PLC	52,817	1,200,141
Croda International PLC	8,204	554,109
Diageo PLC	67,325	2,837,986
easyJet PLC	12,478	189,266
Experian PLC	90,030	2,611,429
Fiat Chrysler Automobiles NV	49,397	760,304
GlaxoSmithKline PLC	124,972	2,563,379
Halma PLC	10,960	257,113
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
United Kingdom (continued)
Hargreaves Lansdown PLC	21,172	$622,952
HSBC Holdings PLC	502,230	4,367,718
Imperial Brands PLC	31,225	991,610
Informa PLC	57,829	587,279
InterContinental Hotels Group PLC	7,276	471,233
Intertek Group PLC	12,349	861,284
ITV PLC	306,103	545,303
J Sainsbury PLC	93,407	270,938
Johnson Matthey PLC	12,033	523,469
Just Eat PLC (B)	8,792	80,117
Kingfisher PLC	230,524	793,680
Land Securities Group PLC	25,252	303,850
Legal & General Group PLC	312,379	1,132,922
Lloyds Banking Group PLC	1,618,900	1,320,527
London Stock Exchange Group PLC	15,933	1,041,461
Melrose Industries PLC	78,251	206,268
Micro Focus International PLC	10,557	266,684
Mondi PLC	41,009	898,419
National Grid PLC	112,153	1,222,447
Next PLC	12,645	950,505
Ocado Group PLC (B)	12,678	225,190
Pearson PLC	47,888	518,287
Persimmon PLC	23,862	695,568
Prudential PLC	33,950	767,892
Reckitt Benckiser Group PLC	8,888	718,037
RELX PLC	69,685	1,597,961
RELX PLC (Euronext Amsterdam Exchange)	1,600	36,687
Rentokil Initial PLC	124,901	635,026
Rio Tinto PLC	34,509	2,008,699
Rio Tinto, Ltd.	12,733	854,718
Rolls-Royce Holdings PLC (B)	181,302	2,161,697
RSA Insurance Group PLC	65,824	465,098
Schroders PLC	5,873	242,476
Schroders PLC, Non-Voting Shares	3,582	112,773
Segro PLC	25,198	222,850
Smith & Nephew PLC	67,171	1,296,437
Smiths Group PLC	20,768	412,205
SSE PLC	74,424	1,110,427
St. James's Place PLC	38,489	562,726
Standard Chartered PLC	73,962	674,944
Standard Life Aberdeen PLC	164,945	599,720
Taylor Wimpey PLC	249,915	591,004
Tesco PLC	327,208	1,065,559
The British Land Company PLC	32,643	252,777
The Royal Bank of Scotland Group PLC	93,833	293,092
The Sage Group PLC	87,448	826,968
Unilever NV (A)	32,236	1,949,408
Unilever PLC	34,673	2,105,258
United Utilities Group PLC	19,523	210,939
Vodafone Group PLC	811,607	1,502,433
Whitbread PLC	9,558	555,729
38	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
United Kingdom (continued)
Wm Morrison Supermarkets PLC	169,190	$476,199
WPP PLC	59,784	745,393
United States - 0.0%		172,527
Carnival PLC	3,278	172,430
International Flavors & Fragrances, Inc.	1	97

PREFERRED SECURITIES - 0.7%		$3,568,655
(Cost $3,372,307)
Germany - 0.7%		3,551,874
Bayerische Motoren Werke AG	5,884	433,899
Henkel AG & Company KGaA	2,134	215,816
Porsche Automobil Holding SE	10,465	725,268
RWE AG	3,746	95,508
Sartorius AG	1,918	350,799
Volkswagen AG	9,960	1,730,584
United Kingdom - 0.0%		16,781

Rolls-Royce Holdings PLC (B)	12,872,442	16,781

SECURITIES LENDING COLLATERAL - 6.0%		$30,501,151
(Cost $30,500,680)
John Hancock Collateral Trust, 2.5189% (D)(E)	3,047,921	30,501,151

SHORT-TERM INVESTMENTS - 0.0%		$105,117
(Cost $105,117)
Money market funds - 0.0%		105,117
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.3673% (D)	105,117	105,117
Total investments (Multifactor Developed International ETF) (Cost $505,515,553) - 105.3%		$538,743,801
Other assets and liabilities, net - (5.3%)		(26,976,625)
Total net assets - 100.0%		$511,767,176

Security Abbreviations and Legend
(A)	All or a portion of this security is on loan as of 4-30-19.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 4-30-19.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR EMERGING MARKETS ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS - 97.3%		$795,515,535
(Cost $752,802,422)
Brazil - 5.0%		40,885,378
Ambev SA	783,300	3,662,393
Atacadao SA	21,000	112,700
B2W Cia Digital (A)	4,200	40,668
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Brazil (continued)
B3 SA - Brasil Bolsa Balcao	339,100	$2,957,242
Banco Bradesco SA	171,600	1,346,632
Banco BTG Pactual SA	46,800	490,237
Banco do Brasil SA	223,000	2,804,506
BB Seguridade Participacoes SA	133,100	952,182
CCR SA	254,800	754,022
Centrais Eletricas Brasileiras SA	56,200	465,215
Cia de Saneamento Basico do Estado de Sao Paulo	116,600	1,387,287
Cia Energetica de Minas Gerais	7,700	34,443
Cia Siderurgica Nacional SA (A)	65,100	239,616
Cielo SA	244,800	475,929
Engie Brasil Energia SA	57,525	647,872
Hapvida Participacoes e Investimentos SA (B)	35,900	275,000
Hypera SA	35,800	254,478
IRB Brasil Resseguros SA	14,800	351,801
JBS SA	319,500	1,598,996
Klabin SA	92,900	390,386
Kroton Educacional SA	267,000	659,001
Localiza Rent a Car SA	35,000	320,735
Lojas Americanas SA	49,600	160,717
Lojas Renner SA	133,000	1,578,371
Magazine Luiza SA	8,200	397,016
Natura Cosmeticos SA	10,700	141,500
Pagseguro Digital, Ltd., Class A (A)	10,846	282,648
Petrobras Distribuidora SA	45,300	271,779
Petroleo Brasileiro SA	517,000	3,921,049
Porto Seguro SA	11,500	157,553
Raia Drogasil SA	50,200	878,624
Rumo SA (A)	158,800	727,611
Suzano SA	87,565	902,849
TIM Participacoes SA	298,000	881,862
Ultrapar Participacoes SA	156,600	832,494
Vale SA	704,100	8,929,805
WEG SA	127,600	600,159
Chile - 1.0%		8,312,008
Aguas Andinas SA, Class A	371,653	213,249
Banco de Chile	3,136,605	458,575
Banco de Credito e Inversiones SA	8,654	574,183
Banco Santander Chile	8,429,784	590,363
Cencosud SA	233,580	441,605
Cia Cervecerias Unidas SA	31,452	433,131
Colbun SA	2,189,508	487,717
Empresa Nacional de Telecomunicaciones SA	14,663	153,016
Empresas CMPC SA	238,331	799,416
Empresas COPEC SA	56,742	709,609
Enel Americas SA	7,193,538	1,257,874
Enel Chile SA	5,631,008	565,437
Itau CorpBanca	34,935,704	310,971
Latam Airlines Group SA	77,663	767,512
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	39

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Chile (continued)
SACI Falabella	74,678	$549,350
China - 25.7%		210,227,910
58.com, Inc., ADR (A)	12,711	912,523
Agricultural Bank of China, Ltd., H Shares	4,524,000	2,087,450
Air China, Ltd., H Shares	690,000	822,329
Alibaba Group Holding, Ltd., ADR (A)	102,692	19,056,554
Aluminum Corp. of China, Ltd., H Shares (A)	1,186,000	464,096
Anhui Conch Cement Company, Ltd., H Shares	405,500	2,473,191
ANTA Sports Products, Ltd.	227,000	1,600,059
Baidu, Inc., ADR (A)	24,883	4,136,301
Bank of China, Ltd., H Shares	11,888,000	5,667,158
Bank of Communications Company, Ltd., H Shares	3,950,000	3,328,001
BeiGene, Ltd., ADR (A)	1,458	181,127
BYD Company, Ltd., H Shares (C)	166,000	1,129,885
CGN Power Company, Ltd., H Shares (B)	1,924,000	507,645
China Cinda Asset Management Company, Ltd., H Shares	1,795,000	478,185
China CITIC Bank Corp., Ltd., H Shares	2,527,000	1,620,161
China Coal Energy Company, Ltd., H Shares	637,000	280,932
China Communications Construction Company, Ltd., H Shares	1,413,000	1,359,797
China Construction Bank Corp., H Shares	14,578,000	12,877,041
China Eastern Airlines Corp., Ltd., H Shares	550,000	390,484
China Everbright Bank Company, Ltd., H Shares	611,000	301,396
China Evergrande Group (C)	1,055,000	3,382,014
China Galaxy Securities Company, Ltd., H Shares	683,500	446,931
China Huarong Asset Management Company, Ltd. , H Shares (B)	3,623,000	775,823
China International Capital Corp., Ltd., H Shares (B)(C)	59,600	127,930
China Life Insurance Company, Ltd., H Shares	909,000	2,572,182
China Merchants Bank Company, Ltd., H Shares	752,000	3,723,864
China Merchants Securities Company, Ltd., H Shares (B)	92,800	126,802
China Minsheng Banking Corp., Ltd., H Shares	1,632,500	1,225,613
China Molybdenum Company, Ltd., H Shares	648,000	243,659
China Pacific Insurance Group Company, Ltd., H Shares	522,800	2,142,404
China Petroleum & Chemical Corp., H Shares	6,194,000	4,760,729
China Railway Construction Corp., H Shares	622,000	734,153
China Railway Group, Ltd., H Shares	811,000	638,843
China Reinsurance Group Corp., H Shares	949,000	193,540
China Resources Pharmaceutical Group, Ltd. (B)	204,000	290,188
China Shenhua Energy Company, Ltd., H Shares	1,161,000	2,566,057
China Southern Airlines Company, Ltd., H Shares	698,000	608,550
China Telecom Corp., Ltd., H Shares	4,386,000	2,269,758
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
China Vanke Company, Ltd., H Shares	405,500	$1,568,680
CITIC Securities Company, Ltd., H Shares (C)	435,000	940,373
CNOOC, Ltd.	4,399,000	7,950,878
Country Garden Holdings Company, Ltd.	1,995,000	3,214,215
CRRC Corp., Ltd., H Shares	705,000	615,552
CSC Financial Company, Ltd., H Shares (B)	19,000	16,202
CSPC Pharmaceutical Group, Ltd.	850,000	1,638,157
Ctrip.com International, Ltd., ADR (A)	59,990	2,642,560
Dongfeng Motor Group Company, Ltd., H Shares	540,000	523,797
ENN Energy Holdings, Ltd.	76,100	718,766
Fosun International, Ltd.	891,000	1,381,008
Fuyao Glass Industry Group Company, Ltd. , H Shares (B)	153,200	537,979
Geely Automobile Holdings, Ltd.	890,000	1,785,581
GF Securities Company, Ltd., H Shares	277,200	374,528
Great Wall Motor Company, Ltd., H Shares (C)	926,500	752,263
Guangzhou Automobile Group Company, Ltd., H Shares	638,000	685,541
Guotai Junan Securities Company, Ltd., H Shares (B)	105,400	225,164
Haitong Securities Company, Ltd., H Shares	557,200	717,327
Hengan International Group Company, Ltd.	214,500	1,890,621
Huaneng Power International, Inc., H Shares	1,550,000	991,791
Huatai Securities Company, Ltd., H Shares (B)	275,000	517,373
Huazhu Group, Ltd., ADR	17,231	730,594
Industrial & Commercial Bank of China, Ltd., H Shares	11,533,000	8,658,497
iQIYI, Inc., ADR (A)	11,854	262,092
JD.com, Inc., ADR (A)	109,239	3,306,665
Lenovo Group, Ltd.	380,000	352,130
Longfor Group Holdings, Ltd.	435,000	1,602,404
Metallurgical Corp. of China, Ltd., H Shares	611,000	169,000
NetEase, Inc., ADR	16,560	4,711,817
New China Life Insurance Company, Ltd., H Shares	130,200	721,084
New Oriental Education & Technology Group, Inc., ADR (A)	14,584	1,392,189
Orient Securities Company, Ltd., H Shares (B)	134,800	97,422
PetroChina Company, Ltd., H Shares	4,814,000	3,055,768
PICC Property & Casualty Company, Ltd., H Shares	1,332,000	1,495,771
Ping An Insurance Group Company of China, Ltd., H Shares	1,191,500	14,344,351
Postal Savings Bank of China Company, Ltd., H Shares (B)	813,000	494,304
Shandong Gold Mining Company, Ltd., H Shares (A)(B)	5,750	12,416
Shanghai Electric Group Company, Ltd., H Shares	536,000	209,060
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	74,500	255,917
Shenzhou International Group Holdings, Ltd.	129,200	1,734,107
40	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Sinopec Shanghai Petrochemical Company, Ltd., H Shares	980,000	$443,445
Sinopharm Group Company, Ltd., H Shares	322,000	1,264,129
Sunac China Holdings, Ltd.	386,000	1,990,173
Sunny Optical Technology Group Company, Ltd.	100,100	1,220,405
TAL Education Group, ADR (A)	43,578	1,676,446
Tencent Holdings, Ltd.	705,400	34,886,073
The People's Insurance Company Group of China, Ltd., H Shares (A)	1,360,000	556,453
Want Want China Holdings, Ltd.	1,926,000	1,526,974
Weibo Corp., ADR (A)	7,910	541,835
Weichai Power Company, Ltd., H Shares	668,000	1,091,564
Yum China Holdings, Inc.	69,176	3,288,627
Zijin Mining Group Company, Ltd., H Shares	1,924,000	750,432
ZTE Corp., H Shares (A)	124,600	395,460
ZTO Express Cayman, Inc., ADR	40,070	798,595
Hong Kong - 4.2%		34,447,279
Alibaba Health Information Technology, Ltd. (A)	482,000	576,282
China Gas Holdings, Ltd.	573,600	1,846,101
China Mengniu Dairy Company, Ltd. (A)	454,000	1,678,181
China Mobile, Ltd.	1,299,000	12,376,711
China Overseas Land & Investment, Ltd.	1,000,000	3,741,046
China Resources Beer Holdings Company, Ltd.	228,000	1,041,859
China Resources Gas Group, Ltd.	182,000	842,099
China Resources Land, Ltd.	842,000	3,665,116
China Resources Power Holdings Company, Ltd.	706,000	988,080
China Taiping Insurance Holdings Company, Ltd.	394,400	1,196,462
China Unicom Hong Kong, Ltd.	1,974,000	2,342,512
CITIC, Ltd.	1,309,000	1,905,420
Guangdong Investment, Ltd.	576,000	1,079,257
Sino Biopharmaceutical, Ltd.	550,000	528,590
Sun Art Retail Group, Ltd.	732,500	639,563
India - 12.0%		98,285,700
Axis Bank, Ltd., GDR (A)	203,946	11,094,662
Dr. Reddy's Laboratories, Ltd., ADR	55,461	2,323,261
ICICI Bank, Ltd., ADR	1,074,535	12,303,426
Infosys, Ltd., ADR	2,000,256	21,522,755
Larsen & Toubro, Ltd., GDR	245,561	4,724,594
Reliance Industries, Ltd., GDR (B)	840,785	33,673,439
State Bank of India, GDR (A)	127,204	5,686,019
Tata Motors, Ltd., ADR (A)	251,871	3,878,813
Vedanta, Ltd., ADR	322,043	3,078,731
Indonesia - 2.6%		21,518,829
Adaro Energy Tbk PT	5,600,600	512,897
Astra International Tbk PT	4,137,200	2,213,765
Bank Central Asia Tbk PT	1,261,200	2,544,526
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Indonesia (continued)
Bank Danamon Indonesia Tbk PT	799,100	$496,283
Bank Mandiri Persero Tbk PT (A)	3,828,300	2,075,342
Bank Negara Indonesia Persero Tbk PT (A)	1,606,000	1,081,937
Bank Rakyat Indonesia Persero Tbk PT (A)	11,530,200	3,535,928
Barito Pacific Tbk PT	414,500	117,224
Bukit Asam Tbk PT	351,500	97,680
Charoen Pokphand Indonesia Tbk PT	1,541,900	570,774
Gudang Garam Tbk PT	83,900	497,365
Indah Kiat Pulp & Paper Corp. Tbk PT	649,100	337,076
Indocement Tunggal Prakarsa Tbk PT	272,100	420,084
Indofood CBP Sukses Makmur Tbk PT	465,300	317,547
Indofood Sukses Makmur Tbk PT	1,318,300	642,960
Jasa Marga Persero Tbk PT	560,600	239,976
Kalbe Farma Tbk PT	4,053,400	439,474
Mayora Indah Tbk PT	1,891,400	345,098
Pabrik Kertas Tjiwi Kimia Tbk PT	67,300	47,582
Perusahaan Gas Negara Persero Tbk PT	4,284,700	697,579
Semen Indonesia Persero Tbk PT	793,500	751,737
Smartfren Telecom Tbk PT (A)	2,817,500	61,688
Telekomunikasi Indonesia Persero Tbk PT	9,472,200	2,519,273
United Tractors Tbk PT	500,800	955,034
Malaysia - 2.3%		18,615,924
AirAsia Group BHD	186,000	122,815
AMMB Holdings BHD	307,600	332,561
Astro Malaysia Holdings BHD	533,200	186,997
Axiata Group BHD	751,900	721,984
CIMB Group Holdings BHD	686,038	874,452
Dialog Group BHD	406,000	316,198
DiGi.Com BHD	432,300	480,972
Fraser & Neave Holdings BHD	10,800	91,165
Genting BHD	501,400	853,756
Genting Malaysia BHD	524,000	403,028
HAP Seng Consolidated BHD	97,900	233,947
Hartalega Holdings BHD	171,300	208,402
Hong Leong Bank BHD	103,700	501,131
Hong Leong Financial Group BHD	80,100	372,360
IHH Healthcare BHD	281,500	378,556
IOI Corp. BHD	406,800	443,746
IOI Properties Group BHD	277,600	91,985
KLCCP Stapled Group	10,500	19,530
Kuala Lumpur Kepong BHD	51,800	309,961
Lotte Chemical Titan Holding BHD (B)	164,000	140,022
Malayan Banking BHD	664,745	1,487,215
Malaysia Airports Holdings BHD	190,700	351,927
Maxis BHD	249,400	323,324
MISC BHD	217,100	362,315
Nestle Malaysia BHD	6,400	226,156
Petronas Chemicals Group BHD	346,500	754,263
Petronas Dagangan BHD	61,200	357,919
Petronas Gas BHD	67,000	286,506
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	41

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Malaysia (continued)
PPB Group BHD	163,500	$741,870
Press Metal Aluminium Holdings BHD	357,800	411,065
Public Bank BHD	295,500	1,608,115
RHB Bank BHD	234,100	337,462
Sime Darby BHD	761,500	427,302
Sime Darby Plantation BHD	273,800	341,712
SP Setia BHD Group	124,971	68,614
Telekom Malaysia BHD	368,000	259,011
Tenaga Nasional BHD	794,600	2,360,065
Top Glove Corp. BHD	183,200	215,790
Westports Holdings BHD	223,000	204,958
YTL Corp. BHD	1,488,300	406,767
Mexico - 2.8%		23,171,025
Alfa SAB de CV, Class A	1,064,812	1,069,128
America Movil SAB de CV, Series L	4,276,986	3,163,408
Arca Continental SAB de CV	65,292	370,035
Banco Santander Mexico SA, B Shares	339,878	568,700
Cemex SAB de CV (A)	3,107,524	1,434,275
Coca-Cola Femsa SAB de CV	64,776	410,594
El Puerto de Liverpool SAB de CV, Series C1	27,692	178,529
Fibra Uno Administracion SA de CV	132,470	195,680
Fomento Economico Mexicano SAB de CV	214,086	2,085,163
Grupo Aeroportuario del Pacifico SAB de CV, Series B	70,666	713,610
Grupo Aeroportuario del Sureste SAB de CV, Class B	27,358	447,728
Grupo Bimbo SAB de CV, Series A	342,200	757,330
Grupo Carso SAB de CV, Series A1	66,256	256,346
Grupo Elektra SAB de CV	6,456	342,774
Grupo Financiero Banorte SAB de CV, Series O	362,974	2,291,997
Grupo Financiero Inbursa SAB de CV, Series O	553,750	843,307
Grupo Mexico SAB de CV, Series B	1,065,310	3,116,481
Grupo Televisa SAB	465,818	945,697
Industrias Penoles SAB de CV	33,631	385,407
Infraestructura Energetica Nova SAB de CV	94,900	413,316
Mexichem SAB de CV	253,326	586,343
Wal-Mart de Mexico SAB de CV	886,316	2,595,177
Philippines - 1.5%		12,460,970
Aboitiz Equity Ventures, Inc.	326,860	348,734
Aboitiz Power Corp.	523,200	378,501
Ayala Corp.	60,200	1,044,295
Ayala Land, Inc.	896,800	842,377
Bank of the Philippine Islands	368,560	600,092
BDO Unibank, Inc.	354,070	910,441
DMCI Holdings, Inc.	1,338,700	286,685
Globe Telecom, Inc.	7,540	257,543
GT Capital Holdings, Inc.	23,280	386,418
International Container Terminal Services, Inc.	257,750	625,673
JG Summit Holdings, Inc.	581,200	736,084
Jollibee Foods Corp.	98,360	574,919
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Philippines (continued)
LT Group, Inc.	593,400	$182,646
Manila Electric Company	56,300	415,937
Megaworld Corp.	695,300	74,717
Metro Pacific Investments Corp.	2,401,000	210,555
Metropolitan Bank & Trust Company	475,840	677,978
PLDT, Inc.	22,260	525,398
San Miguel Corp.	158,850	550,202
San Miguel Food and Beverage, Inc.	107,910	240,203
SM Investments Corp.	56,340	1,027,066
SM Prime Holdings, Inc.	1,318,000	1,048,330
Universal Robina Corp.	176,620	516,176
Poland - 1.1%		9,180,627
Bank Millennium SA (A)	35,974	90,637
Bank Polska Kasa Opieki SA	18,421	547,130
CD Projekt SA (A)	6,352	356,585
Cyfrowy Polsat SA	56,531	391,336
Grupa Lotos SA	23,558	511,764
ING Bank Slaski SA	3,812	192,188
KGHM Polska Miedz SA (A)	38,321	1,029,575
LPP SA	244	545,926
mBank SA	3,120	361,056
PGE Polska Grupa Energetyczna SA (A)	144,281	358,809
Polski Koncern Naftowy ORLEN SA	67,369	1,723,250
Polskie Gornictwo Naftowe i Gazownictwo SA	389,116	589,554
Powszechna Kasa Oszczednosci Bank Polski SA	111,607	1,144,029
Powszechny Zaklad Ubezpieczen SA	91,036	998,801
Santander Bank Polska SA	3,280	339,987
Romania - 0.0%		300,864
NEPI Rockcastle PLC	36,176	300,864
Russia - 3.2%		26,191,230
Gazprom PJSC, ADR	1,006,272	5,025,322
LUKOIL PJSC, ADR	56,424	4,783,627
MMC Norilsk Nickel PJSC, ADR	137,901	3,061,402
Novatek PJSC, GDR	16,914	3,259,328
Sberbank of Russia PJSC, ADR	507,993	7,261,760
Tatneft PJSC, ADR	39,849	2,799,791
South Africa - 6.5%		52,648,878
Absa Group, Ltd.	191,317	2,192,047
Anglo American Platinum, Ltd.	11,347	571,432
AngloGold Ashanti, Ltd.	147,052	1,767,445
Aspen Pharmacare Holdings, Ltd.	59,290	425,560
Assore, Ltd.	2,276	58,963
Bid Corp., Ltd.	70,561	1,486,746
Capitec Bank Holdings, Ltd.	13,439	1,253,032
Clicks Group, Ltd.	33,634	459,034
Discovery, Ltd.	162,317	1,631,067
Exxaro Resources, Ltd.	38,694	440,833
FirstRand, Ltd.	920,072	4,358,329
42	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
South Africa (continued)
Gold Fields, Ltd.	96,068	$361,522
Growthpoint Properties, Ltd.	424,694	737,040
Investec, Ltd.	65,678	418,498
Kumba Iron Ore, Ltd.	16,371	489,488
Mr. Price Group, Ltd.	59,956	905,974
MTN Group, Ltd.	515,237	3,715,061
MultiChoice Group, Ltd. (A)	41,720	373,803
Naspers, Ltd., N Shares	37,321	9,515,179
Nedbank Group, Ltd.	106,215	1,971,196
Oceana Group, Ltd.	12,201	59,574
Old Mutual, Ltd. (C)	522,073	833,872
PSG Group, Ltd.	13,746	254,166
Redefine Properties, Ltd.	844,198	580,023
Sanlam, Ltd.	584,758	3,120,341
Sasol, Ltd.	102,190	3,382,205
Shoprite Holdings, Ltd.	110,274	1,325,634
Standard Bank Group, Ltd.	359,656	4,992,348
The Bidvest Group, Ltd.	177,463	2,687,399
Tiger Brands, Ltd.	47,160	817,292
Vodacom Group, Ltd.	84,454	679,343
Woolworths Holdings, Ltd.	235,712	784,432
South Korea - 13.7%		111,780,721
Amorepacific Corp.	3,732	664,517
AMOREPACIFIC Group	5,376	346,082
BGF retail Company, Ltd.	333	62,287
Celltrion Healthcare Company, Ltd. (A)	4,393	284,305
Celltrion, Inc. (A)	10,642	1,931,348
CJ CheilJedang Corp.	2,745	740,209
CJ Corp.	4,563	466,788
CJ ENM Company, Ltd.	1,081	202,569
CJ Logistics Corp. (A)	948	127,817
Daelim Industrial Company, Ltd.	7,818	647,847
DB Insurance Company, Ltd.	16,919	990,677
Doosan Bobcat, Inc.	4,680	128,002
E-MART, Inc.	4,996	735,618
GS Engineering & Construction Corp.	6,064	210,759
GS Holdings Corp.	18,562	826,284
GS Retail Company, Ltd.	2,426	81,306
Hana Financial Group, Inc.	61,105	1,924,979
Hankook Tire Company, Ltd.	23,678	805,719
Hanmi Pharm Company, Ltd.	732	272,272
Hanmi Science Company, Ltd.	3,140	202,138
Hanon Systems	31,524	338,678
Hanwha Chemical Corp.	22,394	394,912
Hanwha Corp.	16,204	410,597
Hanwha Life Insurance Company, Ltd.	59,558	203,430
HLB, Inc. (A)	1,580	113,480
Hotel Shilla Company, Ltd.	3,692	363,464
Hyundai Engineering & Construction Company, Ltd.	15,168	681,693
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
South Korea (continued)
Hyundai Glovis Company, Ltd.	3,733	$509,706
Hyundai Heavy Industries Company, Ltd. (A)	7,388	787,404
Hyundai Heavy Industries Holdings Company, Ltd.	1,896	555,093
Hyundai Marine & Fire Insurance Company, Ltd.	22,414	733,926
Hyundai Mobis Company, Ltd.	9,540	1,898,772
Hyundai Motor Company	25,399	3,011,395
Hyundai Steel Company	17,634	698,929
Industrial Bank of Korea	66,906	810,444
Kakao Corp.	4,005	411,420
Kangwon Land, Inc.	18,980	552,429
KB Financial Group, Inc.	70,678	2,795,295
KCC Corp.	1,320	401,147
Kia Motors Corp.	54,250	2,101,453
Korea Aerospace Industries, Ltd.	8,868	265,702
Korea Electric Power Corp. (A)	51,464	1,246,784
Korea Gas Corp.	8,466	334,466
Korea Investment Holdings Company, Ltd.	7,900	462,578
Korea Zinc Company, Ltd.	1,702	659,295
KT&G Corp.	14,912	1,302,079
LG Chem, Ltd.	5,652	1,746,670
LG Corp.	28,390	1,774,147
LG Display Company, Ltd. (A)	86,418	1,475,871
LG Electronics, Inc.	38,912	2,524,958
LG Household & Health Care, Ltd.	1,930	2,349,407
LG Innotek Company, Ltd.	2,053	215,291
LG Uplus Corp.	80,542	985,961
Lotte Chemical Corp.	5,747	1,320,952
Lotte Corp.	9,102	382,188
Lotte Shopping Company, Ltd.	3,758	572,635
Medy-Tox, Inc.	812	388,639
Mirae Asset Daewoo Company, Ltd.	71,102	474,764
NAVER Corp.	16,779	1,716,467
NCSoft Corp.	3,110	1,400,385
Netmarble Corp. (A)(B)	5,332	581,971
NH Investment & Securities Company, Ltd.	30,105	354,358
OCI Company, Ltd.	1,008	80,336
Orange Life Insurance, Ltd. (B)	4,800	146,283
Orion Corp.	3,409	282,782
POSCO	13,973	3,050,220
POSCO Chemical Company, Ltd.	1,433	70,291
S-1 Corp.	3,213	269,549
Samsung Biologics Company, Ltd. (A)(B)	1,088	316,672
Samsung C&T Corp.	8,532	748,645
Samsung Card Company, Ltd.	7,900	250,901
Samsung Electro-Mechanics Company, Ltd.	10,080	936,250
Samsung Electronics Company, Ltd.	763,016	29,948,451
Samsung Fire & Marine Insurance Company, Ltd.	8,335	2,169,105
Samsung Heavy Industries Company, Ltd. (A)	99,836	702,523
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	43

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
South Korea (continued)
Samsung Life Insurance Company, Ltd.	17,674	$1,284,529
Samsung SDI Company, Ltd.	6,293	1,274,061
Samsung SDS Company, Ltd.	2,605	483,915
Samsung Securities Company, Ltd.	13,210	403,147
Shinhan Financial Group Company, Ltd.	85,105	3,212,884
Shinsegae, Inc.	434	126,319
SK Holdings Company, Ltd.	6,095	1,338,328
SK Hynix, Inc.	90,840	6,143,355
SK Innovation Company, Ltd.	11,436	1,786,646
SK Telecom Company, Ltd.	7,838	1,660,664
S-Oil Corp.	7,900	623,533
Woongjin Coway Company, Ltd.	15,984	1,201,383
Woori Financial Group, Inc.	95,567	1,133,076
Yuhan Corp.	838	176,115
Taiwan - 11.9%		96,867,124
Advantech Company, Ltd.	82,000	663,409
ASE Technology Holding Company, Ltd.	754,000	1,749,516
Asia Cement Corp.	660,000	891,719
Asustek Computer, Inc.	140,000	1,069,221
AU Optronics Corp.	3,215,000	1,149,663
Catcher Technology Company, Ltd.	152,000	1,202,680
Cathay Financial Holdings Company, Ltd.	1,304,000	1,886,308
Chailease Holding Company, Ltd.	241,000	1,025,582
Chang Hwa Commercial Bank, Ltd.	1,824,000	1,092,004
Cheng Shin Rubber Industry Company, Ltd.	405,000	540,638
China Development Financial Holding Corp.	4,215,000	1,357,213
China Life Insurance Company, Ltd.	879,000	731,054
China Steel Corp.	2,542,000	2,052,455
Chunghwa Telecom Company, Ltd.	422,000	1,515,873
Compal Electronics, Inc.	1,246,000	804,430
CTBC Financial Holding Company, Ltd.	3,732,000	2,554,345
Delta Electronics, Inc.	277,000	1,456,668
E.Sun Financial Holding Company, Ltd.	2,255,000	1,849,916
Eclat Textile Company, Ltd.	42,000	598,039
Far Eastern New Century Corp.	1,192,000	1,299,971
Far EasTone Telecommunications Company, Ltd.	345,000	846,283
Feng TAY Enterprise Company, Ltd.	77,000	624,203
First Financial Holding Company, Ltd.	2,193,000	1,564,857
Formosa Chemicals & Fibre Corp.	597,000	2,144,494
Formosa Petrochemical Corp.	246,000	911,524
Formosa Plastics Corp.	591,000	2,142,067
Foxconn Technology Company, Ltd.	263,000	588,965
Fubon Financial Holding Company, Ltd.	1,448,000	2,136,785
Globalwafers Company Ltd.	31,000	338,080
Hiwin Technologies Corp.	12,000	113,977
Hon Hai Precision Industry Company, Ltd.	1,839,800	5,173,898
Hotai Motor Company, Ltd.	80,000	1,209,022
Hua Nan Financial Holdings Company, Ltd.	2,215,000	1,447,947
Innolux Corp.	2,812,000	900,903
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Taiwan (continued)
Inventec Corp.	616,000	$494,379
Largan Precision Company, Ltd.	18,000	2,708,650
Lite-On Technology Corp.	648,000	913,252
MediaTek, Inc.	213,000	2,036,876
Mega Financial Holding Company, Ltd.	2,128,000	2,041,850
Nan Ya Plastics Corp.	1,029,000	2,600,722
Nanya Technology Corp.	113,000	239,157
Novatek Microelectronics Corp.	100,000	652,082
Pegatron Corp.	670,000	1,264,069
Pou Chen Corp.	784,000	952,694
President Chain Store Corp.	112,000	1,043,850
Quanta Computer, Inc.	404,000	773,981
Shin Kong Financial Holding Company, Ltd.	2,839,000	802,979
SinoPac Financial Holdings Company, Ltd.	3,112,000	1,198,434
Taishin Financial Holdings Company, Ltd.	2,960,000	1,341,057
Taiwan Cement Corp.	948,000	1,288,502
Taiwan Cooperative Financial Holding Company, Ltd.	1,956,000	1,297,628
Taiwan High Speed Rail Corp.	394,000	479,415
Taiwan Mobile Company, Ltd.	316,000	1,155,561
Taiwan Semiconductor Manufacturing Company, Ltd.	2,498,000	20,937,251
Uni-President Enterprises Corp.	986,000	2,342,073
United Microelectronics Corp.	4,572,000	1,990,013
Vanguard International Semiconductor Corp.	186,000	412,317
Walsin Technology Corp.	31,000	189,606
Win Semiconductors Corp.	18,000	120,579
Yageo Corp.	38,000	374,454
Yuanta Financial Holdings Company, Ltd.	2,731,000	1,581,984
Thailand - 3.1%		25,435,125
Advanced Info Service PCL	1,400	8,338
Advanced Info Service PCL, NVDR	215,500	1,282,537
Airports of Thailand PCL	3,000	6,440
Airports of Thailand PCL, NVDR	511,500	1,097,502
Bangkok Bank PCL	600	3,815
Bangkok Bank PCL, NVDR	92,600	588,811
Bangkok Dusit Medical Services PCL	2,600	2,077
Bangkok Dusit Medical Services PCL, NVDR	436,000	348,254
Bangkok Expressway & Metro PCL	8,800	3,005
Bangkok Expressway & Metro PCL, NVDR	1,446,300	493,803
Banpu PCL	2,200	1,131
Banpu PCL, NVDR	375,600	192,947
Berli Jucker PCL	1,000	1,614
Berli Jucker PCL, NVDR	189,800	306,177
BTS Group Holdings PCL	6,000	2,219
BTS Group Holdings PCL, NVDR	1,008,300	372,684
Bumrungrad Hospital PCL	400	2,218
Bumrungrad Hospital PCL, NVDR	70,000	388,097
Central Pattana PCL	1,200	2,840
Central Pattana PCL, NVDR	203,000	480,078
Charoen Pokphand Foods PCL	5,800	4,953
44	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Thailand (continued)
Charoen Pokphand Foods PCL, NVDR	952,300	$812,848
CP ALL PCL	5,600	13,603
CP ALL PCL, NVDR	895,100	2,172,913
Delta Electronics Thailand PCL	400	936
Delta Electronics Thailand PCL, NVDR	55,700	130,417
Electricity Generating PCL, NVDR	49,400	458,023
Energy Absolute PCL	2,000	3,494
Energy Absolute PCL, NVDR	333,300	582,035
Global Power Synergy PCL	200	390
Global Power Synergy PCL, NVDR	28,100	54,792
Glow Energy PCL	800	2,294
Glow Energy PCL, NVDR	135,100	387,209
Gulf Energy Development PCL	200	655
Gulf Energy Development PCL, NVDR	45,300	148,280
Home Product Center PCL	5,400	2,657
Home Product Center PCL, NVDR	845,000	415,552
Indorama Ventures PCL	2,600	3,729
Indorama Ventures PCL, NVDR	445,300	638,135
Intouch Holdings PCL	1,000	1,864
Intouch Holdings PCL, NVDR	164,900	307,331
IRPC PCL	18,400	3,256
IRPC PCL, NVDR	2,999,600	530,861
Kasikornbank PCL	1,400	8,376
Kasikornbank PCL, NVDR	234,800	1,404,755
Krung Thai Bank PCL	4,400	2,606
Krung Thai Bank PCL, NVDR	721,500	427,137
Land & Houses PCL, NVDR	3,600	1,264
Land & Houses PCL, NVDR	613,800	215,335
Minor International PCL, Foreign Shares	2,000	2,352
Minor International PCL, Foreign Shares	100	14
Minor International PCL, NVDR	329,500	387,040
Minor International PCL, NVDR	16,275	2,258
PTT Exploration & Production PCL	2,600	10,863
PTT Exploration & Production PCL, NVDR	428,600	1,792,266
PTT Global Chemical PCL	2,200	4,743
PTT Global Chemical PCL, NVDR	347,600	748,551
PTT PCL, NVDR	2,391,000	3,651,096
Ratch Group PCL	400	780
Ratch Group PCL, NVDR	78,600	153,261
Thai Beverage PCL	916,600	565,636
Thai Oil PCL, NVDR	263,800	572,221
Thai Union Group PCL	2,400	1,421
Thai Union Group PCL, NVDR	409,200	242,252
The Siam Cement PCL, NVDR	57,900	837,895
The Siam Commercial Bank PCL	1,600	6,569
The Siam Commercial Bank PCL, NVDR	256,600	1,052,924
TMB Bank PCL	32,000	2,024
TMB Bank PCL, NVDR	5,280,600	334,121
Total Access Communication PCL	1,200	1,908
Total Access Communication PCL, NVDR	180,900	287,570
True Corp. PCL	16,200	2,615
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Thailand (continued)
True Corp. PCL, NVDR	2,817,200	$454,458
Turkey - 0.6%		4,661,510
Akbank TAS (A)	539,271	552,867
Aselsan Elektronik Sanayi Ve Ticaret AS	18,654	63,873
BIM Birlesik Magazalar AS	46,934	652,964
Enka Insaat ve Sanayi AS	197,158	177,358
Eregli Demir ve Celik Fabrikalari TAS	291,576	447,414
Ford Otomotiv Sanayi AS	14,650	129,333
KOC Holding AS	131,998	358,216
Tupras Turkiye Petrol Rafinerileri AS	16,860	348,243
Turk Hava Yollari AO (A)	213,342	511,420
Turkcell Iletisim Hizmetleri AS	170,184	356,362
Turkiye Garanti Bankasi AS (A)	418,618	572,931
Turkiye Is Bankasi AS, Class C (A)	301,397	270,624
Turkiye Sise ve Cam Fabrikalari AS	104,808	107,099
Yapi ve Kredi Bankasi AS (A)	325,312	112,806
United Kingdom - 0.1%		524,433

Mondi, Ltd.	23,846	524,433

PREFERRED SECURITIES - 2.3%		$18,708,132
(Cost $20,044,622)
Brazil - 2.2%		18,128,420
Banco Bradesco SA	523,160	4,712,055
Braskem SA, A Shares	34,700	419,706
Centrais Eletricas Brasileiras SA, B Shares	37,800	331,562
Cia Brasileira de Distribuicao	31,100	759,727
Cia Energetica de Minas Gerais	62,400	232,837
Gerdau SA	180,400	646,194
Itau Unibanco Holding SA	463,650	3,970,655
Lojas Americanas SA	115,800	460,820
Petroleo Brasileiro SA	805,500	5,527,961
Telefonica Brasil SA	90,500	1,066,903
Chile - 0.1%		571,676
Embotelladora Andina SA, B Shares	31,020	110,355
Sociedad Quimica y Minera de Chile SA, B Shares	12,984	461,321
South Korea - 0.0%		8,036

CJ Corp. (A)(D)	256	8,036

SECURITIES LENDING COLLATERAL - 0.5%		$4,188,357
(Cost $4,188,295)
John Hancock Collateral Trust, 2.5189% (E)(F)	418,534	4,188,357
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	45

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS - 0.2%		$1,728,435
(Cost $1,728,435)
Money market funds - 0.2%		1,728,435
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.3673% (E)	1,728,435	1,728,435
Total investments (Multifactor Emerging Markets ETF) (Cost $778,763,774) - 100.3%		$820,140,459
Other assets and liabilities, net - (0.3%)		(2,558,238)
Total net assets - 100.0%		$817,582,221

Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 4-30-19.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	The rate shown is the annualized seven-day yield as of 4-30-19.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR ENERGY ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS – 99.8%		$26,183,942
(Cost $28,605,123)
Energy – 98.0%		25,714,129
Energy equipment and services – 10.9%
Baker Hughes, a GE Company LLC	22,089	530,578
Halliburton Company	19,236	544,956
Helmerich & Payne, Inc.	4,538	265,564
National Oilwell Varco, Inc.	16,178	422,893
Schlumberger, Ltd.	11,007	469,779
TechnipFMC PLC	18,223	448,104
Transocean, Ltd. (A)	21,190	166,548
Oil, gas and consumable fuels – 87.1%
Anadarko Petroleum Corp.	11,236	818,543
Apache Corp.	24,672	811,956
Cabot Oil & Gas Corp.	13,513	349,852
Cheniere Energy, Inc. (A)	7,171	461,454
Chesapeake Energy Corp. (A)	37,003	107,679
Chevron Corp.	12,713	1,526,323
Cimarex Energy Company	4,860	333,688
Concho Resources, Inc.	8,225	949,001
ConocoPhillips	15,449	975,141
Continental Resources, Inc. (A)	4,113	189,157
CVR Energy, Inc.	1,529	69,738
MULTIFACTOR ENERGY ETF (continued)

	Shares or Principal Amount	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Devon Energy Corp.	24,916	$800,800
Diamondback Energy, Inc.	6,469	688,237
EnLink Midstream LLC	13,706	160,223
EOG Resources, Inc.	12,533	1,203,795
EQT Corp.	13,308	272,149
Equitrans Midstream Corp.	6,212	129,396
Exxon Mobil Corp.	19,223	1,543,222
Hess Corp.	10,379	665,501
HollyFrontier Corp.	11,281	538,442
Kinder Morgan, Inc.	50,208	997,633
Marathon Oil Corp.	52,480	894,259
Marathon Petroleum Corp.	14,485	881,702
Murphy Oil Corp.	11,302	307,866
Noble Energy, Inc.	27,798	752,214
Occidental Petroleum Corp.	17,984	1,058,898
ONEOK, Inc.	13,805	937,774
Parsley Energy, Inc., Class A (A)	9,390	187,424
PBF Energy, Inc., Class A	6,693	224,751
Phillips 66	5,999	565,526
Pioneer Natural Resources Company	6,393	1,064,179
Tallgrass Energy LP	3,886	93,808
Targa Resources Corp.	10,522	422,458
The Williams Companies, Inc.	17,038	482,687
Valero Energy Corp.	10,836	982,392
WPX Energy, Inc. (A)	30,082	417,839
Utilities – 1.8%		469,813
Gas utilities – 0.9%
National Fuel Gas Company	3,989	236,189
Multi-utilities – 0.9%
MDU Resources Group, Inc.	8,934	233,624

SHORT-TERM INVESTMENTS – 0.2%		$60,527
(Cost $60,527)
Money market funds – 0.2%		60,527
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.3673% (B)	60,527	60,527
Total investments (Multifactor Energy ETF) (Cost $28,665,650) 100.0%		$26,244,469
Other assets and liabilities, net (0.0%)		(2,160)
Total net assets 100.0%		$26,242,309

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 4-30-19.
46	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR FINANCIALS ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$47,584,007
(Cost $44,776,182)
Financials – 85.6%		40,773,284
Banks – 31.3%
Associated Banc-Corp	2,930	66,482
Bank of America Corp.	61,213	1,871,894
Bank OZK	2,035	66,443
BankUnited, Inc.	2,305	84,317
BB&T Corp.	7,498	383,898
BOK Financial Corp.	474	41,304
CIT Group, Inc.	3,503	186,605
Citigroup, Inc.	18,178	1,285,185
Citizens Financial Group, Inc.	11,468	415,142
Comerica, Inc.	3,446	270,821
Commerce Bancshares, Inc.	2,664	160,986
Cullen/Frost Bankers, Inc.	1,263	128,434
East West Bancorp, Inc.	3,180	163,706
Fifth Third Bancorp	17,504	504,465
First Citizens BancShares, Inc., Class A	176	78,892
First Financial Bankshares, Inc.	543	33,405
First Hawaiian, Inc.	894	24,719
First Horizon National Corp.	5,535	83,523
First Republic Bank	2,865	302,601
FNB Corp.	6,514	79,015
Hancock Whitney Corp.	1,717	75,102
Huntington Bancshares, Inc.	23,300	324,336
IBERIABANK Corp.	1,143	90,869
JPMorgan Chase & Co.	16,939	1,965,771
KeyCorp	22,549	395,735
M&T Bank Corp.	2,652	451,026
PacWest Bancorp	2,556	101,090
People's United Financial, Inc.	7,186	124,246
Pinnacle Financial Partners, Inc.	977	56,734
Popular, Inc.	2,174	125,462
Prosperity Bancshares, Inc.	1,638	120,622
Regions Financial Corp.	27,238	423,006
Signature Bank	1,136	150,032
Sterling Bancorp	2,172	46,524
SunTrust Banks, Inc.	8,387	549,181
SVB Financial Group (A)	1,140	286,961
Synovus Financial Corp.	2,551	94,030
TCF Financial Corp.	1,733	38,351
The PNC Financial Services Group, Inc.	3,299	451,732
U.S. Bancorp	10,576	563,912
Umpqua Holdings Corp.	4,536	78,745
United Bankshares, Inc.	1,317	51,679
Webster Financial Corp.	2,011	106,844
Wells Fargo & Company	32,814	1,588,526
Western Alliance Bancorp (A)	2,447	116,918
Wintrust Financial Corp.	1,042	79,400
Zions Bancorp NA	4,523	223,120
MULTIFACTOR FINANCIALS ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets – 19.5%
Affiliated Managers Group, Inc.	1,173	$130,109
Ameriprise Financial, Inc.	3,357	492,707
Ares Management Corp., Class A	1,269	31,027
BlackRock, Inc.	765	371,209
Cboe Global Markets, Inc.	1,696	172,331
CME Group, Inc.	1,716	306,992
E*TRADE Financial Corp.	5,808	294,233
Eaton Vance Corp.	2,901	120,595
Evercore, Inc., Class A	765	74,534
FactSet Research Systems, Inc.	903	249,111
Franklin Resources, Inc.	7,133	246,730
Interactive Brokers Group, Inc., Class A	1,306	70,837
Intercontinental Exchange, Inc.	4,819	392,026
Invesco, Ltd.	9,852	216,448
Janus Henderson Group PLC	3,194	80,074
Lazard, Ltd., Class A	2,456	95,489
LPL Financial Holdings, Inc.	1,659	122,915
MarketAxess Holdings, Inc.	811	225,726
Moody's Corp.	1,711	336,417
Morgan Stanley	11,946	576,395
Morningstar, Inc.	498	71,438
MSCI, Inc.	1,462	329,506
Nasdaq, Inc.	2,413	222,479
Northern Trust Corp.	4,583	451,655
Raymond James Financial, Inc.	2,881	263,813
S&P Global, Inc.	2,541	560,697
SEI Investments Company	3,311	180,284
State Street Corp.	3,453	233,630
Stifel Financial Corp.	1,427	85,149
T. Rowe Price Group, Inc.	5,020	539,650
TD Ameritrade Holding Corp.	3,420	179,824
The Bank of New York Mellon Corp.	10,295	511,250
The Charles Schwab Corp.	8,577	392,655
The Goldman Sachs Group, Inc.	3,094	637,116
Virtu Financial, Inc., Class A	445	10,938
Consumer finance – 6.8%
Ally Financial, Inc.	13,620	404,650
American Express Company	5,491	643,710
Capital One Financial Corp.	7,111	660,114
Credit Acceptance Corp. (A)	212	105,199
Discover Financial Services	7,133	581,268
OneMain Holdings, Inc.	2,365	80,339
Santander Consumer USA Holdings, Inc.	4,606	98,338
SLM Corp.	8,590	87,274
Synchrony Financial	16,144	559,712
Diversified financial services – 4.9%
AXA Equitable Holdings, Inc.	3,299	74,854
Berkshire Hathaway, Inc., Class B (A)	8,944	1,938,254
Jefferies Financial Group, Inc.	6,309	129,776
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	47

MULTIFACTOR FINANCIALS ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Diversified financial services (continued)
Voya Financial, Inc.	3,591	$197,110
Insurance – 22.1%
Aflac, Inc.	8,499	428,180
Alleghany Corp. (A)	324	212,829
American Financial Group, Inc.	1,724	178,486
American International Group, Inc.	6,795	323,238
American National Insurance Company	86	9,743
Aon PLC	2,487	448,008
Arch Capital Group, Ltd. (A)	6,655	224,806
Arthur J. Gallagher & Company	3,685	308,140
Assurant, Inc.	1,311	124,545
Assured Guaranty, Ltd.	2,928	139,666
Athene Holding, Ltd., Class A (A)	2,908	131,325
Axis Capital Holdings, Ltd.	2,176	123,706
Brighthouse Financial, Inc. (A)	1,590	66,446
Brown & Brown, Inc.	5,640	179,070
Chubb, Ltd.	2,690	390,581
Cincinnati Financial Corp.	2,754	264,880
CNA Financial Corp.	717	33,219
Enstar Group, Ltd. (A)	209	37,047
Erie Indemnity Company, Class A	613	116,053
Everest Re Group, Ltd.	937	220,664
Fidelity National Financial, Inc.	6,066	242,337
First American Financial Corp.	2,436	138,998
Kemper Corp.	743	66,781
Lincoln National Corp.	4,984	332,532
Loews Corp.	5,852	300,149
Markel Corp. (A)	192	205,730
Marsh & McLennan Companies, Inc.	5,436	512,560
MetLife, Inc.	8,490	391,644
Old Republic International Corp.	6,560	146,682
Primerica, Inc.	945	123,124
Principal Financial Group, Inc.	6,063	346,561
Prudential Financial, Inc.	4,270	451,382
Reinsurance Group of America, Inc.	1,701	257,719
RenaissanceRe Holdings, Ltd.	924	143,553
Selective Insurance Group, Inc.	512	36,511
The Allstate Corp.	3,347	331,554
The Hanover Insurance Group, Inc.	880	106,137
The Hartford Financial Services Group, Inc.	9,698	507,302
The Progressive Corp.	6,284	491,095
The Travelers Companies, Inc.	3,383	486,306
Torchmark Corp.	2,325	203,810
Unum Group	5,171	190,913
W.R. Berkley Corp.	3,352	205,478
Willis Towers Watson PLC	1,855	341,951
Thrifts and mortgage finance – 1.0%
Essent Group, Ltd. (A)	1,778	84,366
LendingTree, Inc. (A)	70	26,937
MULTIFACTOR FINANCIALS ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Thrifts and mortgage finance (continued)
MGIC Investment Corp. (A)	9,927	$145,331
New York Community Bancorp, Inc.	9,379	109,078
Radian Group, Inc.	5,236	122,627
TFS Financial Corp.	909	15,126
Industrials – 1.7%		805,464
Professional services – 1.7%
Equifax, Inc.	2,550	321,173
IHS Markit, Ltd. (A)	5,862	335,658
TransUnion	2,134	148,633
Information technology – 12.6%		6,005,259
IT services – 12.4%
Accenture PLC, Class A	2,284	417,218
Booz Allen Hamilton Holding Corp.	1,509	89,469
Broadridge Financial Solutions, Inc.	1,242	146,717
Euronet Worldwide, Inc. (A)	593	88,885
Fidelity National Information Services, Inc.	1,848	214,239
FleetCor Technologies, Inc. (A)	983	256,514
Gartner, Inc. (A)	963	153,088
Global Payments, Inc.	1,813	264,825
Mastercard, Inc., Class A	5,853	1,488,067
Paychex, Inc.	3,469	292,471
PayPal Holdings, Inc. (A)	3,102	349,813
The Western Union Company	8,807	171,208
Visa, Inc., Class A	11,145	1,832,572
Worldpay, Inc., Class A (A)	1,271	148,974
Software – 0.2%
Fair Isaac Corp. (A)	326	91,199

SHORT-TERM INVESTMENTS – 0.2%		$70,770
(Cost $70,770)
Money market funds – 0.2%		70,770
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.3673% (B)	70,770	70,770
Total investments (Multifactor Financials ETF) (Cost $44,846,952) 100.1%		$47,654,777
Other assets and liabilities, net (0.1%)		(27,552)
Total net assets 100.0%		$47,627,225

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 4-30-19.
48	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR HEALTHCARE ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$53,636,261
(Cost $52,967,877)
Health care – 99.8%		53,564,050
Biotechnology – 16.3%
AbbVie, Inc.	12,152	964,747
Agios Pharmaceuticals, Inc. (A)(B)	1,157	64,699
Alexion Pharmaceuticals, Inc. (A)	3,595	489,387
Alkermes PLC (A)	3,224	97,752
Allogene Therapeutics, Inc. (A)(B)	193	5,780
Alnylam Pharmaceuticals, Inc. (A)	1,815	162,152
Amgen, Inc.	6,503	1,166,118
Array BioPharma, Inc. (A)	2,190	49,516
Biogen, Inc. (A)	2,857	654,939
BioMarin Pharmaceutical, Inc. (A)	3,563	304,743
Bluebird Bio, Inc. (A)	1,081	153,318
Celgene Corp. (A)	7,664	725,474
Exact Sciences Corp. (A)	2,079	205,177
Exelixis, Inc. (A)	10,307	202,636
FibroGen, Inc. (A)	1,333	62,291
Gilead Sciences, Inc.	21,211	1,379,563
Incyte Corp. (A)	2,655	203,904
Ionis Pharmaceuticals, Inc. (A)	2,170	161,296
Moderna, Inc. (A)(B)	408	10,620
Neurocrine Biosciences, Inc. (A)	1,534	110,816
Regeneron Pharmaceuticals, Inc. (A)	1,434	492,063
Sage Therapeutics, Inc. (A)(B)	895	150,566
Sarepta Therapeutics, Inc. (A)	1,164	136,118
Seattle Genetics, Inc. (A)	2,002	135,696
Ultragenyx Pharmaceutical, Inc. (A)	775	51,150
United Therapeutics Corp. (A)	2,111	216,525
Vertex Pharmaceuticals, Inc. (A)	2,417	408,425
Health care equipment and supplies – 24.9%
Abbott Laboratories	17,452	1,388,481
ABIOMED, Inc. (A)	883	244,953
Align Technology, Inc. (A)	2,254	731,829
Baxter International, Inc.	8,142	621,235
Becton, Dickinson and Company	2,787	670,942
Boston Scientific Corp. (A)	17,947	666,193
Danaher Corp.	4,143	548,699
DENTSPLY SIRONA, Inc.	7,255	370,948
DexCom, Inc. (A)	1,493	180,758
Edwards Lifesciences Corp. (A)	2,394	421,512
Globus Medical, Inc., Class A (A)	2,069	93,291
Haemonetics Corp. (A)	1,211	105,696
Hill-Rom Holdings, Inc.	2,681	271,907
Hologic, Inc. (A)	9,295	431,102
ICU Medical, Inc. (A)	411	93,503
IDEXX Laboratories, Inc. (A)	2,264	525,248
Insulet Corp. (A)	988	85,215
Integra LifeSciences Holdings Corp. (A)	1,921	100,257
Intuitive Surgical, Inc. (A)	864	441,184
MULTIFACTOR HEALTHCARE ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care equipment and supplies (continued)
LivaNova PLC (A)	1,441	$99,270
Masimo Corp. (A)	1,333	173,490
Medtronic PLC	13,988	1,242,274
Novocure, Ltd. (A)	712	31,378
Penumbra, Inc. (A)(B)	480	64,560
ResMed, Inc.	4,427	462,666
STERIS PLC	2,660	348,407
Stryker Corp.	3,421	646,261
Teleflex, Inc.	1,259	360,301
The Cooper Companies, Inc.	1,509	437,489
Varian Medical Systems, Inc. (A)	2,954	402,246
West Pharmaceutical Services, Inc.	2,139	264,787
Wright Medical Group NV (A)	2,630	77,769
Zimmer Biomet Holdings, Inc.	6,282	773,691
Health care providers and services – 23.2%
Amedisys, Inc. (A)	701	89,602
AmerisourceBergen Corp.	6,045	451,924
Anthem, Inc.	3,264	858,530
Cardinal Health, Inc.	12,448	606,342
Centene Corp. (A)	12,899	665,072
Chemed Corp.	476	155,547
Cigna Corp.	6,381	1,013,558
Covetrus, Inc. (A)	2,407	79,118
CVS Health Corp.	13,899	755,828
DaVita, Inc. (A)	5,702	314,978
Encompass Health Corp.	4,294	276,748
Guardant Health, Inc. (A)(B)	116	7,599
HCA Healthcare, Inc.	3,591	456,883
HealthEquity, Inc. (A)	724	49,051
Henry Schein, Inc. (A)(B)	5,386	345,027
Humana, Inc.	2,702	690,118
Laboratory Corp. of America Holdings (A)	3,915	626,087
McKesson Corp.	4,477	533,882
Molina Healthcare, Inc. (A)	2,455	318,242
Premier, Inc., Class A (A)	1,698	56,425
Quest Diagnostics, Inc.	5,506	530,668
UnitedHealth Group, Inc.	11,253	2,622,737
Universal Health Services, Inc., Class B	3,902	495,047
WellCare Health Plans, Inc. (A)	1,753	452,888
Health care technology – 1.0%
Cerner Corp. (A)	7,032	467,276
Teladoc Health, Inc. (A)(B)	1,446	82,248
Life sciences tools and services – 9.5%
Agilent Technologies, Inc.	5,737	450,355
Bio-Rad Laboratories, Inc., Class A (A)	693	208,544
Bio-Techne Corp.	1,042	213,183
Bruker Corp.	3,607	139,230
Charles River Laboratories International, Inc. (A)	1,830	257,060
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	49

MULTIFACTOR HEALTHCARE ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Life sciences tools and services (continued)
Illumina, Inc. (A)	1,645	$513,240
IQVIA Holdings, Inc. (A)	5,445	756,311
Mettler-Toledo International, Inc. (A)	479	356,980
PerkinElmer, Inc.	1,906	182,671
PRA Health Sciences, Inc. (A)	1,638	158,591
Syneos Health, Inc. (A)	2,228	104,560
Thermo Fisher Scientific, Inc.	4,385	1,216,618
Waters Corp. (A)	2,390	510,361
Pharmaceuticals – 24.9%
Allergan PLC	5,062	744,114
Amneal Pharmaceuticals, Inc. (A)(B)	1,619	20,837
Bristol-Myers Squibb Company	15,920	739,166
Catalent, Inc. (A)	5,043	226,027
Elanco Animal Health, Inc. (A)	7,114	224,091
Eli Lilly & Company	7,904	925,084
Horizon Pharma PLC (A)	2,521	64,361
Jazz Pharmaceuticals PLC (A)	2,291	297,303
Johnson & Johnson	24,147	3,409,556
Merck & Company, Inc.	28,165	2,216,867
Mylan NV (A)	18,541	500,421
Nektar Therapeutics (A)	5,549	177,679
Perrigo Company PLC	3,900	186,888
Pfizer, Inc.	69,691	2,830,152
Zoetis, Inc.	7,751	789,362
Industrials – 0.1%		72,211
Commercial services and supplies – 0.1%
MSA Safety, Inc.	657	72,211

SECURITIES LENDING COLLATERAL – 1.2%		$637,469
(Cost $637,453)
John Hancock Collateral Trust, 2.5189% (C)(D)	63,701	637,469

SHORT-TERM INVESTMENTS – 0.1%		$50,423
(Cost $50,423)
Money market funds – 0.1%		50,423
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.3673% (C)	50,423	50,423
Total investments (Multifactor Healthcare ETF) (Cost $53,655,753) 101.2%		$54,324,153
Other assets and liabilities, net (1.2%)		(662,643)
Total net assets 100.0%		$53,661,510

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-19.
(C)	The rate shown is the annualized seven-day yield as of 4-30-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR INDUSTRIALS ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$32,152,809
(Cost $29,490,588)
Consumer discretionary – 6.7%		2,144,509
Auto components – 1.8%
Aptiv PLC	6,778	580,875
Diversified consumer services – 0.4%
ServiceMaster Global Holdings, Inc. (A)	2,932	143,756
Household durables – 4.1%
D.R. Horton, Inc.	8,668	384,079
Garmin, Ltd.	2,467	211,521
Leggett & Platt, Inc.	3,498	137,681
NVR, Inc. (A)	104	327,858
PulteGroup, Inc.	7,734	243,312
Leisure products – 0.4%
Brunswick Corp.	2,254	115,427
Industrials – 84.5%		27,193,204
Aerospace and defense – 17.4%
BWX Technologies, Inc. (B)	1,155	59,021
Curtiss-Wright Corp.	803	91,494
General Dynamics Corp.	1,681	300,428
Harris Corp.	2,689	453,097
HEICO Corp.	643	67,856
HEICO Corp., Class A	1,106	98,910
Hexcel Corp.	1,351	95,529
Huntington Ingalls Industries, Inc.	672	149,574
L3 Technologies, Inc.	1,256	274,536
Lockheed Martin Corp.	1,621	540,328
Northrop Grumman Corp.	998	289,330
Raytheon Company	1,772	314,689
Spirit AeroSystems Holdings, Inc., Class A	1,945	169,021
Teledyne Technologies, Inc. (A)	577	143,390
Textron, Inc.	4,324	229,172
The Boeing Company	3,511	1,326,069
TransDigm Group, Inc. (A)	659	317,981
United Technologies Corp.	4,645	662,423
Air freight and logistics – 4.0%
C.H. Robinson Worldwide, Inc.	2,677	216,837
Expeditors International of Washington, Inc.	2,817	223,726
FedEx Corp.	1,475	279,454
United Parcel Service, Inc., Class B	4,324	459,295
XPO Logistics, Inc. (A)(B)	1,587	108,043
Airlines – 6.2%
Alaska Air Group, Inc.	2,284	141,380
American Airlines Group, Inc.	4,950	169,191
Delta Air Lines, Inc.	9,580	558,418
JetBlue Airways Corp. (A)	5,137	95,291
Southwest Airlines Company	5,788	313,883
Spirit Airlines, Inc. (A)	1,655	89,999
United Continental Holdings, Inc. (A)	7,154	635,704
50	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Building products – 2.6%
Allegion PLC	1,777	$176,332
AO Smith Corp.	1,777	93,417
Fortune Brands Home & Security, Inc.	1,990	105,032
Johnson Controls International PLC	8,604	322,650
Lennox International, Inc.	506	137,354
Commercial services and supplies – 3.8%
ADT, Inc. (B)	4,143	27,302
Cintas Corp.	1,205	261,654
Clean Harbors, Inc. (A)	105	7,980
Republic Services, Inc.	4,227	350,080
Stericycle, Inc. (A)	962	56,171
The Brink's Company	1,204	96,236
Waste Management, Inc.	4,035	433,117
Construction and engineering – 1.8%
AECOM (A)	2,920	98,988
EMCOR Group, Inc.	1,275	107,279
Fluor Corp.	2,234	88,757
Jacobs Engineering Group, Inc.	2,327	181,366
Quanta Services, Inc.	2,527	102,596
Electrical equipment – 6.3%
Acuity Brands, Inc.	801	117,210
AMETEK, Inc.	4,559	401,967
Eaton Corp. PLC	3,751	310,658
Emerson Electric Company	6,142	436,021
Hubbell, Inc.	1,086	138,574
nVent Electric PLC	3,041	84,996
Rockwell Automation, Inc.	2,130	384,912
Sensata Technologies Holding PLC (A)	3,144	157,011
Industrial conglomerates – 7.1%
3M Company	4,192	794,426
Carlisle Companies, Inc.	1,033	146,087
General Electric Company	33,797	343,715
Honeywell International, Inc.	3,904	677,852
Roper Technologies, Inc.	872	313,658
Machinery – 22.2%
AGCO Corp.	1,216	86,068
Allison Transmission Holdings, Inc.	2,570	120,430
Caterpillar, Inc.	4,508	628,505
Crane Company	976	83,009
Cummins, Inc.	2,951	490,722
Deere & Company	3,485	577,221
Donaldson Company, Inc.	2,428	129,995
Dover Corp.	2,431	238,335
Flowserve Corp.	2,044	100,217
Fortive Corp.	4,932	425,829
Gardner Denver Holdings, Inc. (A)	859	28,991
Gates Industrial Corp. PLC (A)	1,190	19,135
Graco, Inc.	3,165	162,206
IDEX Corp.	1,299	203,501
MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Machinery (continued)
Illinois Tool Works, Inc.	2,719	$423,158
Ingersoll-Rand PLC	4,655	570,750
ITT, Inc.	1,964	118,920
Lincoln Electric Holdings, Inc.	1,188	103,677
Navistar International Corp. (A)	180	6,145
Nordson Corp.	857	125,079
Oshkosh Corp.	1,617	133,548
PACCAR, Inc.	9,279	665,026
Parker-Hannifin Corp.	2,514	455,235
Pentair PLC	3,118	121,571
Snap-on, Inc.	1,110	186,791
The Middleby Corp. (A)	1,148	151,685
The Toro Company	2,140	156,541
WABCO Holdings, Inc. (A)	1,215	160,915
Wabtec Corp. (B)	1,618	119,845
Woodward, Inc.	892	97,139
Xylem, Inc.	3,048	254,203
Marine – 0.3%
Kirby Corp. (A)	1,115	91,118
Professional services – 1.3%
Insperity, Inc.	805	96,246
ManpowerGroup, Inc.	1,151	110,542
Robert Half International, Inc.	2,317	143,863
TriNet Group, Inc. (A)	1,195	74,496
Road and rail – 7.9%
AMERCO	201	75,007
CSX Corp.	4,966	395,443
Genesee & Wyoming, Inc., Class A (A)	1,026	90,955
J.B. Hunt Transport Services, Inc.	2,049	193,590
Kansas City Southern	1,760	216,726
Landstar System, Inc.	835	90,982
Norfolk Southern Corp.	2,439	497,605
Old Dominion Freight Line, Inc.	974	145,399
Schneider National, Inc., Class B	1,260	26,334
Union Pacific Corp.	4,570	809,073
Trading companies and distributors – 3.6%
Air Lease Corp.	1,891	72,917
Fastenal Company	4,777	337,017
HD Supply Holdings, Inc. (A)	3,377	154,295
MSC Industrial Direct Company, Inc., Class A	855	71,521
United Rentals, Inc. (A)	1,568	220,963
W.W. Grainger, Inc.	885	249,570
Watsco, Inc.	364	57,683
Information technology – 7.3%		2,346,981
Electronic equipment, instruments and components – 5.4%
Amphenol Corp., Class A	5,016	499,393
Arrow Electronics, Inc. (A)	1,508	127,441
Avnet, Inc.	2,092	101,692
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	51

MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
Cognex Corp.	2,100	$105,903
Dolby Laboratories, Inc., Class A	1,562	101,046
Flex, Ltd. (A)	9,735	107,474
Keysight Technologies, Inc. (A)	2,148	186,940
TE Connectivity, Ltd.	2,716	259,785
Zebra Technologies Corp., Class A (A)	1,103	232,887
IT services – 1.1%
Automatic Data Processing, Inc.	2,212	363,631
Software – 0.8%
Paycom Software, Inc. (A)	1,086	219,948
Paylocity Holding Corp. (A)	423	40,841
Materials – 1.4%		468,115
Chemicals – 1.4%
Ecolab, Inc.	2,543	468,115

SECURITIES LENDING COLLATERAL – 0.8%		$257,948
(Cost $257,944)
John Hancock Collateral Trust, 2.5189% (C)(D)	25,776	257,948

SHORT-TERM INVESTMENTS – 0.2%		$60,930
(Cost $60,930)
Money market funds – 0.2%		60,930
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.3673% (C)	60,930	60,930
Total investments (Multifactor Industrials ETF) (Cost $29,809,462) 100.9%		$32,471,687
Other assets and liabilities, net (0.9%)		(295,176)
Total net assets 100.0%		$32,176,511

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-19.
(C)	The rate shown is the annualized seven-day yield as of 4-30-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR LARGE CAP ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$921,318,770
(Cost $815,908,893)
Communication services – 7.3%		67,064,936
Diversified telecommunication services – 1.3%
AT&T, Inc.	174,234	5,394,285
CenturyLink, Inc.	59,644	681,134
Verizon Communications, Inc.	92,463	5,287,959
Zayo Group Holdings, Inc. (A)	9,591	300,102
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Entertainment – 1.4%
Activision Blizzard, Inc.	26,048	$1,255,774
Electronic Arts, Inc. (A)	10,464	990,418
Liberty Media Corp.-Liberty Formula One, Series A (A)	819	30,925
Liberty Media Corp.-Liberty Formula One, Series C (A)	8,787	341,023
Live Nation Entertainment, Inc. (A)	7,978	521,283
Netflix, Inc. (A)	6,933	2,568,954
Take-Two Interactive Software, Inc. (A)	4,435	429,441
The Madison Square Garden Company, Class A (A)	593	185,277
The Walt Disney Company	43,003	5,890,121
Viacom, Inc., Class A	703	24,359
Viacom, Inc., Class B	29,201	844,201
World Wrestling Entertainment, Inc., Class A	824	69,092
Interactive media and services – 2.8%
Alphabet, Inc., Class A (A)	10,401	12,470,383
Alphabet, Inc., Class C (A)	1,724	2,048,940
ANGI Homeservices, Inc., Class A (A)	903	15,694
Facebook, Inc., Class A (A)	43,683	8,448,292
InterActiveCorp (A)	4,123	927,015
Match Group, Inc. (B)	2,060	124,424
Snap, Inc., Class A (A)(B)	2,706	30,145
TripAdvisor, Inc. (A)	5,430	289,039
Twitter, Inc. (A)	25,729	1,026,844
Zillow Group, Inc., Class A (A)	1,073	35,634
Zillow Group, Inc., Class C (A)(B)	3,892	129,993
Media – 1.7%
Altice USA, Inc., Class A	9,203	216,823
CBS Corp., Class B	22,538	1,155,523
Charter Communications, Inc., Class A (A)	5,517	2,047,855
Comcast Corp., Class A	142,752	6,213,995
Discovery, Inc., Series A (A)	18,841	582,187
Discovery, Inc., Series C (A)	7,766	223,350
DISH Network Corp., Class A (A)	12,798	449,466
Fox Corp., Class A (A)	8,853	345,178
Fox Corp., Class B (A)	5,021	193,309
GCI Liberty, Inc., Class A (A)	1,216	72,498
Liberty Broadband Corp., Series A (A)	829	81,565
Liberty Broadband Corp., Series C (A)	5,899	582,290
Liberty Media Corp.-Liberty SiriusXM, Series A (A)	8,088	323,035
Liberty Media Corp.-Liberty SiriusXM, Series C (A)	1,714	68,834
News Corp., Class A	22,032	273,637
News Corp., Class B	6,012	75,090
Omnicom Group, Inc.	21,374	1,710,561
Sirius XM Holdings, Inc.	62,690	364,229
The Interpublic Group of Companies, Inc.	33,938	780,574
52	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Wireless telecommunication services – 0.1%
Sprint Corp. (A)	36,558	$203,994
T-Mobile US, Inc. (A)	10,141	740,192
Consumer discretionary – 10.9%		100,686,362
Auto components – 0.5%
Aptiv PLC	20,528	1,759,250
Autoliv, Inc.	6,475	508,223
BorgWarner, Inc.	15,285	638,454
Gentex Corp.	16,599	382,275
Lear Corp.	6,214	888,602
Automobiles – 0.5%
Ford Motor Company	129,650	1,354,843
General Motors Company	42,632	1,660,516
Harley-Davidson, Inc.	16,256	605,211
Tesla, Inc. (A)(B)	2,552	609,137
Distributors – 0.2%
Genuine Parts Company	11,180	1,146,397
LKQ Corp. (A)	17,725	533,523
Pool Corp.	1,578	289,942
Diversified consumer services – 0.1%
Bright Horizons Family Solutions, Inc. (A)	1,638	209,910
Grand Canyon Education, Inc. (A)	564	65,362
Service Corp. International	12,583	523,579
ServiceMaster Global Holdings, Inc. (A)	8,026	393,515
Hotels, restaurants and leisure – 2.1%
Aramark	17,497	543,807
Caesars Entertainment Corp. (A)	1,766	16,530
Carnival Corp.	16,158	886,428
Chipotle Mexican Grill, Inc. (A)	1,682	1,157,283
Darden Restaurants, Inc.	8,520	1,001,952
Domino's Pizza, Inc.	2,131	576,606
Dunkin' Brands Group, Inc.	1,518	113,288
Hilton Worldwide Holdings, Inc.	13,664	1,188,631
Hyatt Hotels Corp., Class A	2,212	169,727
Las Vegas Sands Corp.	15,062	1,009,907
Marriott International, Inc., Class A	11,339	1,546,866
McDonald's Corp.	16,840	3,327,079
MGM Resorts International	32,225	858,152
Norwegian Cruise Line Holdings, Ltd. (A)	9,338	526,570
Planet Fitness, Inc., Class A (A)	839	63,512
Royal Caribbean Cruises, Ltd.	9,519	1,151,228
Starbucks Corp.	30,811	2,393,398
Vail Resorts, Inc.	2,060	471,431
Wyndham Hotels & Resorts, Inc.	9,268	516,413
Wynn Resorts, Ltd.	4,715	681,082
Yum! Brands, Inc.	11,389	1,188,898
Household durables – 0.7%
D.R. Horton, Inc.	23,596	1,045,539
Garmin, Ltd.	8,225	705,212
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Household durables (continued)
Leggett & Platt, Inc.	8,954	$352,429
Lennar Corp., A Shares	12,763	664,059
Lennar Corp., B Shares	850	35,462
Mohawk Industries, Inc. (A)	4,575	623,344
Newell Brands, Inc.	25,393	365,151
NVR, Inc. (A)	329	1,037,166
PulteGroup, Inc.	18,139	570,653
Roku, Inc. (A)	785	49,918
Toll Brothers, Inc.	9,662	368,122
Whirlpool Corp.	5,917	821,398
Internet and direct marketing retail – 2.3%
Amazon.com, Inc. (A)	7,994	15,400,601
Booking Holdings, Inc. (A)	1,024	1,899,510
eBay, Inc.	44,297	1,716,509
Etsy, Inc. (A)	772	52,141
Expedia Group, Inc.	7,688	998,210
GrubHub, Inc. (A)	1,546	103,257
Qurate Retail, Inc. (A)	35,656	607,935
Wayfair, Inc., Class A (A)	1,115	180,797
Leisure products – 0.1%
Hasbro, Inc.	9,863	1,004,645
Polaris Industries, Inc.	4,194	404,302
Multiline retail – 0.8%
Dollar General Corp.	11,554	1,456,844
Dollar Tree, Inc. (A)	16,523	1,838,679
Kohl's Corp.	17,309	1,230,670
Macy's, Inc.	30,577	719,783
Nordstrom, Inc. (B)	12,233	501,798
Ollie's Bargain Outlet Holdings, Inc. (A)	608	58,149
Target Corp.	24,091	1,865,125
Specialty retail – 2.7%
Advance Auto Parts, Inc.	4,688	779,708
AutoZone, Inc. (A)	1,283	1,319,322
Best Buy Company, Inc.	22,242	1,655,027
Burlington Stores, Inc. (A)	3,407	575,476
CarMax, Inc. (A)(B)	13,257	1,032,190
Carvana Company (A)(B)	405	28,982
Five Below, Inc. (A)	1,210	177,132
Foot Locker, Inc.	1,509	86,330
L Brands, Inc.	10,875	278,835
Lowe's Companies, Inc.	27,371	3,096,755
O'Reilly Automotive, Inc. (A)	3,746	1,418,123
Ross Stores, Inc.	22,771	2,223,816
The Gap, Inc.	20,595	537,118
The Home Depot, Inc.	28,601	5,826,024
The TJX Companies, Inc.	44,922	2,465,319
Tiffany & Company	8,092	872,479
Tractor Supply Company	9,426	975,591
Ulta Beauty, Inc. (A)	3,995	1,394,175
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	53

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods – 0.9%
Capri Holdings, Ltd. (A)	10,883	$479,723
Columbia Sportswear Company	678	67,780
Hanesbrands, Inc.	24,826	448,606
Lululemon Athletica, Inc. (A)	5,461	963,047
NIKE, Inc., Class B	32,982	2,896,809
PVH Corp.	4,595	592,709
Ralph Lauren Corp.	4,566	600,794
Tapestry, Inc.	16,593	535,456
Under Armour, Inc., Class A (A)	8,374	193,356
Under Armour, Inc., Class C (A)	8,465	175,395
VF Corp.	14,356	1,355,350
Consumer staples – 6.4%		58,984,726
Beverages – 1.4%
Brown-Forman Corp., Class A	3,453	180,592
Brown-Forman Corp., Class B	17,692	942,807
Constellation Brands, Inc., Class A	6,452	1,365,695
Keurig Dr. Pepper, Inc.	1,970	57,268
Molson Coors Brewing Company, Class B	12,366	793,774
Monster Beverage Corp. (A)	15,047	896,801
PepsiCo, Inc.	34,182	4,377,005
The Coca-Cola Company	87,348	4,285,293
Food and staples retailing – 1.3%
Costco Wholesale Corp.	11,113	2,728,575
Sysco Corp.	22,135	1,557,640
The Kroger Company	68,183	1,757,758
US Foods Holding Corp. (A)	11,372	415,647
Walgreens Boots Alliance, Inc.	20,810	1,114,792
Walmart, Inc.	45,909	4,721,282
Food products – 1.7%
Archer-Daniels-Midland Company	30,063	1,340,810
Bunge, Ltd.	10,779	564,927
Campbell Soup Company (B)	13,842	535,547
Conagra Brands, Inc.	32,363	996,133
General Mills, Inc.	30,351	1,562,166
Hormel Foods Corp. (B)	16,345	652,819
Ingredion, Inc.	5,593	529,937
Kellogg Company	14,540	876,762
Lamb Weston Holdings, Inc.	9,424	660,151
McCormick & Company, Inc.	8,830	1,359,555
Mondelez International, Inc., Class A	40,214	2,044,882
Post Holdings, Inc. (A)	4,315	486,646
The Hershey Company	11,486	1,434,027
The J.M. Smucker Company	7,060	865,768
The Kraft Heinz Company	10,689	355,302
Tyson Foods, Inc., Class A	15,230	1,142,402
Household products – 1.2%
Church & Dwight Company, Inc.	13,301	996,910
Colgate-Palmolive Company	19,455	1,416,129
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Household products (continued)
Kimberly-Clark Corp.	10,212	$1,311,017
The Clorox Company	9,447	1,508,969
The Procter & Gamble Company	56,399	6,005,366
Personal products – 0.2%
Coty, Inc., Class A	11,769	127,341
Herbalife Nutrition, Ltd. (A)	6,943	366,938
The Estee Lauder Companies, Inc., Class A	9,388	1,612,952
Tobacco – 0.6%
Altria Group, Inc.	46,239	2,512,165
Philip Morris International, Inc.	29,161	2,524,176
Energy – 4.6%		42,380,029
Energy equipment and services – 0.4%
Baker Hughes, a GE Company LLC	10,758	258,407
Halliburton Company	21,734	615,724
Helmerich & Payne, Inc.	2,426	141,970
National Oilwell Varco, Inc.	19,726	515,638
Schlumberger, Ltd.	24,759	1,056,714
TechnipFMC PLC	25,918	637,324
Oil, gas and consumable fuels – 4.2%
Anadarko Petroleum Corp.	17,050	1,242,093
Apache Corp.	20,674	680,381
Cabot Oil & Gas Corp.	20,939	542,111
Cheniere Energy, Inc. (A)	9,187	591,183
Chevron Corp.	52,527	6,306,392
Cimarex Energy Company	4,728	324,624
Concho Resources, Inc.	8,870	1,023,421
ConocoPhillips	25,598	1,615,746
Continental Resources, Inc. (A)	5,314	244,391
Devon Energy Corp.	25,988	835,254
Diamondback Energy, Inc.	7,886	838,992
EOG Resources, Inc.	13,008	1,249,418
Exxon Mobil Corp.	95,828	7,693,072
Hess Corp.	17,084	1,095,426
HollyFrontier Corp.	15,501	739,863
Kinder Morgan, Inc.	62,574	1,243,345
Marathon Oil Corp.	57,910	986,786
Marathon Petroleum Corp.	33,163	2,018,632
Noble Energy, Inc.	35,433	958,817
Occidental Petroleum Corp.	21,760	1,281,229
ONEOK, Inc.	19,535	1,327,013
Parsley Energy, Inc., Class A (A)	8,859	176,826
Phillips 66	13,399	1,263,124
Pioneer Natural Resources Company	6,050	1,007,083
Tallgrass Energy LP	2,081	50,235
Targa Resources Corp.	9,693	389,174
The Williams Companies, Inc.	38,294	1,084,869
Valero Energy Corp.	24,489	2,220,173
WPX Energy, Inc. (A)	8,969	124,579
54	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Financials – 14.2%		$130,435,484
Banks – 5.2%
Bank of America Corp.	222,709	6,810,441
BB&T Corp.	26,571	1,360,435
BOK Financial Corp.	1,122	97,771
Citigroup, Inc.	62,306	4,405,034
Citizens Financial Group, Inc.	30,855	1,116,951
Comerica, Inc.	11,845	930,899
Commerce Bancshares, Inc.	5,921	357,806
Cullen/Frost Bankers, Inc.	2,383	242,327
East West Bancorp, Inc.	9,179	472,535
Fifth Third Bancorp	63,602	1,833,010
First Republic Bank	8,552	903,262
Huntington Bancshares, Inc.	66,112	920,279
JPMorgan Chase & Co.	86,721	10,063,972
KeyCorp	67,431	1,183,414
M&T Bank Corp.	9,241	1,571,617
People's United Financial, Inc.	20,572	355,690
Popular, Inc.	1,597	92,163
Regions Financial Corp.	94,511	1,467,756
Signature Bank	2,864	378,248
SunTrust Banks, Inc.	26,344	1,725,005
SVB Financial Group (A)	2,986	751,636
Synovus Financial Corp.	3,898	143,680
The PNC Financial Services Group, Inc.	13,609	1,863,480
U.S. Bancorp	43,464	2,317,500
Webster Financial Corp.	989	52,546
Wells Fargo & Company	120,352	5,826,240
Zions Bancorp NA	13,210	651,649
Capital markets – 3.2%
Affiliated Managers Group, Inc.	3,484	386,445
Ameriprise Financial, Inc.	12,726	1,867,795
BlackRock, Inc.	2,412	1,170,399
Cboe Global Markets, Inc.	5,283	536,806
CME Group, Inc.	7,599	1,359,461
E*TRADE Financial Corp.	16,228	822,110
FactSet Research Systems, Inc.	2,440	673,123
Franklin Resources, Inc.	20,947	724,557
Intercontinental Exchange, Inc.	17,359	1,412,155
Invesco, Ltd.	25,548	561,290
LPL Financial Holdings, Inc.	2,232	165,369
MarketAxess Holdings, Inc.	2,121	590,338
Moody's Corp.	6,331	1,244,801
Morgan Stanley	35,596	1,717,507
Morningstar, Inc.	206	29,551
MSCI, Inc.	6,208	1,399,159
Nasdaq, Inc.	7,573	698,231
Northern Trust Corp.	14,171	1,396,552
Raymond James Financial, Inc.	8,466	775,232
S&P Global, Inc.	10,723	2,366,137
SEI Investments Company	10,938	595,574
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
State Street Corp.	13,005	$879,918
T. Rowe Price Group, Inc.	15,422	1,657,865
TD Ameritrade Holding Corp.	11,881	624,703
The Bank of New York Mellon Corp.	36,863	1,830,617
The Charles Schwab Corp.	32,610	1,492,886
The Goldman Sachs Group, Inc.	9,323	1,919,792
Consumer finance – 1.0%
Ally Financial, Inc.	41,116	1,221,556
American Express Company	20,738	2,431,116
Capital One Financial Corp.	23,524	2,183,733
Credit Acceptance Corp. (A)	403	199,977
Discover Financial Services	22,669	1,847,297
Santander Consumer USA Holdings, Inc.	9,392	200,519
Synchrony Financial	40,571	1,406,597
Diversified financial services – 1.2%
AXA Equitable Holdings, Inc.	4,854	110,137
Berkshire Hathaway, Inc., Class B (A)	44,845	9,718,360
Jefferies Financial Group, Inc.	17,822	366,599
Voya Financial, Inc.	10,425	572,228
Insurance – 3.6%
Aflac, Inc.	33,488	1,687,125
Alleghany Corp. (A)	936	614,840
American Financial Group, Inc.	5,410	560,097
American International Group, Inc.	27,414	1,304,084
Aon PLC	10,944	1,971,452
Arch Capital Group, Ltd. (A)	19,966	674,451
Arthur J. Gallagher & Company	10,697	894,483
Assurant, Inc.	1,187	112,765
Athene Holding, Ltd., Class A (A)	4,572	206,472
Brown & Brown, Inc.	14,647	465,042
Chubb, Ltd.	9,381	1,362,121
Cincinnati Financial Corp.	9,566	920,058
CNA Financial Corp.	2,108	97,664
Erie Indemnity Company, Class A	1,426	269,970
Everest Re Group, Ltd.	3,039	715,685
Fidelity National Financial, Inc.	16,788	670,681
First American Financial Corp.	4,074	232,462
Lincoln National Corp.	17,709	1,181,544
Loews Corp.	19,864	1,018,825
Markel Corp. (A)	655	701,839
Marsh & McLennan Companies, Inc.	16,597	1,564,931
MetLife, Inc.	24,573	1,133,552
Old Republic International Corp.	16,782	375,246
Principal Financial Group, Inc.	22,935	1,310,965
Prudential Financial, Inc.	16,279	1,720,853
Reinsurance Group of America, Inc.	5,051	765,277
RenaissanceRe Holdings, Ltd.	498	77,369
The Allstate Corp.	14,094	1,396,152
The Hartford Financial Services Group, Inc.	33,360	1,745,062
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	55

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Insurance (continued)
The Progressive Corp.	24,331	$1,901,468
The Travelers Companies, Inc.	15,589	2,240,919
Torchmark Corp.	8,116	711,449
Unum Group	20,571	759,481
W.R. Berkley Corp.	11,139	682,821
Willis Towers Watson PLC	6,856	1,263,835
Thrifts and mortgage finance – 0.0%
New York Community Bancorp, Inc.	6,243	72,606
Health care – 12.5%		115,320,009
Biotechnology – 1.8%
AbbVie, Inc.	31,812	2,525,555
Alexion Pharmaceuticals, Inc. (A)	7,243	985,990
Alkermes PLC (A)	5,543	168,064
Alnylam Pharmaceuticals, Inc. (A)	1,881	168,049
Amgen, Inc.	17,892	3,208,393
Biogen, Inc. (A)	5,964	1,367,187
BioMarin Pharmaceutical, Inc. (A)	6,281	537,214
Bluebird Bio, Inc. (A)	1,057	149,914
Celgene Corp. (A)	16,402	1,552,613
Exact Sciences Corp. (A)	1,646	162,444
Exelixis, Inc. (A)	11,370	223,534
Gilead Sciences, Inc.	38,549	2,507,227
Incyte Corp. (A)	5,308	407,654
Ionis Pharmaceuticals, Inc. (A)	3,204	238,153
Moderna, Inc. (A)(B)	762	19,835
Neurocrine Biosciences, Inc. (A)	1,599	115,512
Regeneron Pharmaceuticals, Inc. (A)	2,142	735,006
Sage Therapeutics, Inc. (A)	907	152,585
Sarepta Therapeutics, Inc. (A)	860	100,568
Seattle Genetics, Inc. (A)	3,242	219,743
United Therapeutics Corp. (A)	818	83,902
Vertex Pharmaceuticals, Inc. (A)	6,171	1,042,776
Health care equipment and supplies – 3.1%
Abbott Laboratories	47,112	3,748,231
ABIOMED, Inc. (A)	1,515	420,276
Align Technology, Inc. (A)	3,538	1,148,718
Baxter International, Inc.	18,026	1,375,384
Becton, Dickinson and Company	7,445	1,792,309
Boston Scientific Corp. (A)	38,765	1,438,957
Danaher Corp.	15,424	2,042,755
DENTSPLY SIRONA, Inc.	13,821	706,668
DexCom, Inc. (A)	1,179	142,742
Edwards Lifesciences Corp. (A)	6,620	1,165,583
Hill-Rom Holdings, Inc.	2,167	219,777
Hologic, Inc. (A)	21,173	982,004
ICU Medical, Inc. (A)	191	43,453
IDEXX Laboratories, Inc. (A)	5,718	1,326,576
Insulet Corp. (A)	755	65,119
Intuitive Surgical, Inc. (A)	2,391	1,220,916
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care equipment and supplies (continued)
Masimo Corp. (A)	920	$119,738
Medtronic PLC	29,980	2,662,524
ResMed, Inc.	8,781	917,702
STERIS PLC	4,729	619,404
Stryker Corp.	9,818	1,854,718
Teleflex, Inc.	2,325	665,369
The Cooper Companies, Inc.	2,766	801,919
Varian Medical Systems, Inc. (A)	6,671	908,390
West Pharmaceutical Services, Inc.	3,348	414,449
Zimmer Biomet Holdings, Inc.	11,760	1,448,362
Health care providers and services – 3.0%
AmerisourceBergen Corp.	11,555	863,852
Anthem, Inc.	9,458	2,487,738
Cardinal Health, Inc.	20,230	985,403
Centene Corp. (A)	23,828	1,228,572
Cigna Corp.	18,012	2,861,026
CVS Health Corp.	40,129	2,182,215
DaVita, Inc. (A)	15,214	840,421
Encompass Health Corp.	3,099	199,731
Guardant Health, Inc. (A)(B)	196	12,840
HCA Healthcare, Inc.	8,160	1,038,197
Henry Schein, Inc. (A)(B)	13,083	838,097
Humana, Inc.	6,034	1,541,144
Laboratory Corp. of America Holdings (A)	9,384	1,500,689
McKesson Corp.	10,468	1,248,309
Molina Healthcare, Inc. (A)	1,614	209,223
Quest Diagnostics, Inc.	15,424	1,486,565
UnitedHealth Group, Inc.	25,997	6,059,121
Universal Health Services, Inc., Class B	8,853	1,123,180
WellCare Health Plans, Inc. (A)	2,989	772,208
Health care technology – 0.2%
Cerner Corp. (A)	21,540	1,431,333
Veeva Systems, Inc., Class A (A)	3,432	480,034
Life sciences tools and services – 1.2%
Agilent Technologies, Inc.	20,992	1,647,872
Bio-Rad Laboratories, Inc., Class A (A)	1,003	301,833
Bio-Techne Corp.	648	132,574
Bruker Corp.	1,399	54,001
Charles River Laboratories International, Inc. (A)	1,658	232,899
Illumina, Inc. (A)	4,534	1,414,608
IQVIA Holdings, Inc. (A)	8,846	1,228,709
Mettler-Toledo International, Inc. (A)	1,814	1,351,902
PerkinElmer, Inc.	6,430	616,251
PRA Health Sciences, Inc. (A)	1,287	124,607
Thermo Fisher Scientific, Inc.	9,897	2,745,923
Waters Corp. (A)	5,477	1,169,559
Pharmaceuticals – 3.2%
Allergan PLC	6,867	1,009,449
56	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb Company	31,662	$1,470,067
Catalent, Inc. (A)	6,457	289,403
Elanco Animal Health, Inc. (A)	15,457	486,896
Eli Lilly & Company	19,997	2,340,449
Jazz Pharmaceuticals PLC (A)	3,610	468,470
Johnson & Johnson	64,546	9,113,895
Merck & Company, Inc.	65,897	5,186,753
Mylan NV (A)	30,499	823,168
Nektar Therapeutics (A)	3,852	123,341
Perrigo Company PLC	7,010	335,919
Pfizer, Inc.	148,383	6,025,834
Zoetis, Inc.	22,700	2,311,768
Industrials – 12.4%		114,250,290
Aerospace and defense – 2.4%
Arconic, Inc.	24,570	527,764
Curtiss-Wright Corp.	1,041	118,612
General Dynamics Corp.	7,239	1,293,754
Harris Corp.	10,483	1,766,386
HEICO Corp.	1,460	154,074
HEICO Corp., Class A	2,873	256,932
Hexcel Corp.	2,235	158,037
Huntington Ingalls Industries, Inc.	2,983	663,956
L3 Technologies, Inc.	5,751	1,257,054
Lockheed Martin Corp.	6,280	2,093,312
Northrop Grumman Corp.	5,550	1,609,001
Raytheon Company	9,858	1,750,682
Spirit AeroSystems Holdings, Inc., Class A	7,603	660,701
Teledyne Technologies, Inc. (A)	1,346	334,494
Textron, Inc.	18,900	1,001,700
The Boeing Company	11,608	4,384,226
TransDigm Group, Inc. (A)	2,549	1,229,943
United Technologies Corp.	24,445	3,486,101
Air freight and logistics – 0.6%
C.H. Robinson Worldwide, Inc.	10,459	847,179
Expeditors International of Washington, Inc.	12,433	987,429
FedEx Corp.	8,513	1,612,873
United Parcel Service, Inc., Class B	15,464	1,642,586
XPO Logistics, Inc. (A)(B)	5,900	401,672
Airlines – 0.9%
Alaska Air Group, Inc.	9,824	608,106
American Airlines Group, Inc.	30,037	1,026,665
Delta Air Lines, Inc.	34,319	2,000,455
JetBlue Airways Corp. (A)	18,655	346,050
Southwest Airlines Company	29,324	1,590,241
United Continental Holdings, Inc. (A)	27,556	2,448,626
Building products – 0.5%
Allegion PLC	5,917	587,144
AO Smith Corp.	7,389	388,440
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Building products (continued)
Fortune Brands Home & Security, Inc.	9,708	$512,388
Johnson Controls International PLC	32,704	1,226,400
Lennox International, Inc.	2,296	623,249
Masco Corp.	16,973	662,965
Owens Corning	7,751	397,394
Commercial services and supplies – 0.8%
ADT, Inc. (B)	6,052	39,883
Cintas Corp.	6,793	1,475,032
Copart, Inc. (A)	11,414	768,390
KAR Auction Services, Inc.	9,244	522,101
Republic Services, Inc.	22,950	1,900,719
Rollins, Inc.	7,943	307,156
Waste Management, Inc.	19,418	2,084,328
Construction and engineering – 0.1%
Fluor Corp.	12,675	503,578
Jacobs Engineering Group, Inc.	7,954	619,935
Electrical equipment – 0.8%
Acuity Brands, Inc.	2,013	294,562
AMETEK, Inc.	15,367	1,354,908
Eaton Corp. PLC	17,460	1,446,037
Emerson Electric Company	23,327	1,655,984
Hubbell, Inc.	3,681	469,696
Rockwell Automation, Inc.	9,097	1,643,919
Sensata Technologies Holding PLC (A)	10,846	541,649
Industrial conglomerates – 1.1%
3M Company	14,747	2,794,704
Carlisle Companies, Inc.	4,573	646,714
General Electric Company	178,163	1,811,918
Honeywell International, Inc.	18,205	3,160,934
Roper Technologies, Inc.	4,405	1,584,479
Machinery – 2.8%
Allison Transmission Holdings, Inc.	9,312	436,360
Caterpillar, Inc.	17,160	2,392,447
Cummins, Inc.	9,285	1,544,003
Deere & Company	14,481	2,398,488
Donaldson Company, Inc.	8,944	478,862
Dover Corp.	12,923	1,266,971
Flowserve Corp.	10,266	503,342
Fortive Corp.	16,726	1,444,123
Gardner Denver Holdings, Inc. (A)	975	32,906
Graco, Inc.	8,193	419,891
IDEX Corp.	4,924	771,394
Illinois Tool Works, Inc.	11,833	1,841,570
Ingersoll-Rand PLC	19,439	2,383,416
Lincoln Electric Holdings, Inc.	3,904	340,702
Nordson Corp.	2,890	421,796
PACCAR, Inc.	28,178	2,019,517
Parker-Hannifin Corp.	10,239	1,854,078
Pentair PLC	10,798	421,014
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	57

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Machinery (continued)
Snap-on, Inc.	4,032	$678,505
Stanley Black & Decker, Inc.	11,008	1,613,773
The Middleby Corp. (A)	3,254	429,951
The Toro Company	6,019	440,290
WABCO Holdings, Inc. (A)	3,388	448,707
Wabtec Corp.	6,108	452,420
Woodward, Inc.	648	70,567
Xylem, Inc.	10,365	864,441
Professional services – 0.7%
CoStar Group, Inc. (A)	1,550	769,188
Equifax, Inc.	9,625	1,212,269
IHS Markit, Ltd. (A)	11,625	665,648
ManpowerGroup, Inc.	6,476	621,955
Nielsen Holdings PLC	15,647	399,468
Robert Half International, Inc.	8,878	551,235
TransUnion	8,475	590,284
Verisk Analytics, Inc.	9,847	1,389,806
Road and rail – 1.2%
AMERCO	553	206,363
CSX Corp.	26,817	2,135,438
J.B. Hunt Transport Services, Inc.	8,471	800,340
Kansas City Southern	7,591	934,756
Norfolk Southern Corp.	13,630	2,780,793
Old Dominion Freight Line, Inc.	4,203	627,424
Union Pacific Corp.	22,017	3,897,890
Trading companies and distributors – 0.5%
Fastenal Company	19,021	1,341,932
HD Supply Holdings, Inc. (A)	11,377	519,815
United Rentals, Inc. (A)	7,023	989,681
W.W. Grainger, Inc.	4,664	1,315,248
Watsco, Inc.	1,565	248,006
Information technology – 20.3%		186,730,388
Communications equipment – 1.1%
Arista Networks, Inc. (A)	1,714	535,265
Ciena Corp. (A)	2,070	79,405
Cisco Systems, Inc.	116,874	6,539,100
F5 Networks, Inc. (A)	4,528	710,443
Juniper Networks, Inc.	27,353	759,593
Motorola Solutions, Inc.	9,839	1,425,769
Ubiquiti Networks, Inc. (B)	500	85,225
Electronic equipment, instruments and components – 1.2%
Amphenol Corp., Class A	23,713	2,360,866
Arrow Electronics, Inc. (A)	8,110	685,376
CDW Corp.	9,258	977,645
Cognex Corp.	5,174	260,925
Corning, Inc.	60,163	1,916,192
Dolby Laboratories, Inc., Class A	3,037	196,464
Flex, Ltd. (A)	53,517	590,809
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
FLIR Systems, Inc.	5,518	$292,123
IPG Photonics Corp. (A)	1,718	300,186
Keysight Technologies, Inc. (A)	9,936	864,730
National Instruments Corp.	3,772	177,661
TE Connectivity, Ltd.	17,474	1,671,388
Trimble, Inc. (A)	14,508	592,217
Zebra Technologies Corp., Class A (A)	2,189	462,185
IT services – 5.2%
Accenture PLC, Class A	17,135	3,130,050
Akamai Technologies, Inc. (A)	11,772	942,466
Alliance Data Systems Corp.	4,415	706,842
Amdocs, Ltd.	12,365	681,064
Automatic Data Processing, Inc.	12,660	2,081,177
Black Knight, Inc. (A)	6,918	390,314
Booz Allen Hamilton Holding Corp.	6,970	413,251
Broadridge Financial Solutions, Inc.	7,558	892,827
Cognizant Technology Solutions Corp., Class A	21,962	1,602,348
DXC Technology Company	15,733	1,034,287
EPAM Systems, Inc. (A)	1,496	268,323
Euronet Worldwide, Inc. (A)	745	111,668
Fidelity National Information Services, Inc.	16,098	1,866,241
First Data Corp., Class A (A)	25,775	666,542
Fiserv, Inc. (A)	18,706	1,631,911
FleetCor Technologies, Inc. (A)	5,269	1,374,946
Gartner, Inc. (A)	4,953	787,378
Genpact, Ltd.	7,518	272,903
Global Payments, Inc.	8,602	1,256,494
GoDaddy, Inc., Class A (A)	4,402	358,763
IBM Corp.	24,183	3,392,149
Jack Henry & Associates, Inc.	4,928	734,568
Leidos Holdings, Inc.	8,958	658,234
Mastercard, Inc., Class A	23,338	5,933,453
Okta, Inc. (A)	1,162	120,883
Paychex, Inc.	20,173	1,700,786
PayPal Holdings, Inc. (A)	23,547	2,655,395
Sabre Corp.	15,821	328,444
Square, Inc., Class A (A)	5,271	383,834
The Western Union Company	32,844	638,487
Total System Services, Inc.	13,465	1,376,662
Twilio, Inc., Class A (A)	1,557	213,527
VeriSign, Inc. (A)	5,934	1,171,668
Visa, Inc., Class A	39,441	6,485,284
WEX, Inc. (A)	1,352	284,326
Worldpay, Inc., Class A (A)	10,827	1,269,033
Semiconductors and semiconductor equipment – 4.0%
Advanced Micro Devices, Inc. (A)	29,578	817,240
Analog Devices, Inc.	17,322	2,013,509
Applied Materials, Inc.	39,639	1,746,891
58	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Broadcom, Inc.	9,767	$3,109,813
Cree, Inc. (A)	1,602	105,876
Cypress Semiconductor Corp.	11,148	191,523
First Solar, Inc. (A)	1,052	64,730
Intel Corp.	138,203	7,053,881
KLA-Tencor Corp.	6,215	792,288
Lam Research Corp.	9,526	1,975,978
Marvell Technology Group, Ltd.	34,232	856,485
Maxim Integrated Products, Inc.	19,722	1,183,320
Microchip Technology, Inc. (B)	14,630	1,461,391
Micron Technology, Inc. (A)	60,806	2,557,500
Monolithic Power Systems, Inc.	580	90,312
NVIDIA Corp.	11,820	2,139,420
ON Semiconductor Corp. (A)	25,960	598,638
Qorvo, Inc. (A)	7,474	565,109
QUALCOMM, Inc.	38,725	3,335,384
Skyworks Solutions, Inc.	13,026	1,148,633
Teradyne, Inc.	11,031	540,519
Texas Instruments, Inc.	26,245	3,092,448
Universal Display Corp. (B)	295	47,082
Xilinx, Inc.	8,060	968,328
Software – 5.1%
Adobe, Inc. (A)	8,647	2,501,145
ANSYS, Inc. (A)	5,042	987,224
Aspen Technology, Inc. (A)	1,768	215,537
Atlassian Corp. PLC, Class A (A)	2,729	300,599
Autodesk, Inc. (A)	5,724	1,020,074
Cadence Design Systems, Inc. (A)	15,840	1,098,979
CDK Global, Inc.	7,911	477,192
Ceridian HCM Holding, Inc. (A)	303	16,104
Citrix Systems, Inc.	10,173	1,027,066
Coupa Software, Inc. (A)	312	32,239
DocuSign, Inc. (A)	890	50,436
Dropbox, Inc., Class A (A)	1,639	39,959
Fair Isaac Corp. (A)	698	195,266
Fortinet, Inc. (A)	4,873	455,236
Guidewire Software, Inc. (A)	2,504	266,676
HubSpot, Inc. (A)	274	50,550
Intuit, Inc.	6,966	1,748,884
Microsoft Corp.	154,579	20,188,017
New Relic, Inc. (A)	284	29,888
Nutanix, Inc., Class A (A)	2,197	94,888
Oracle Corp.	83,436	4,616,514
Palo Alto Networks, Inc. (A)	2,946	733,053
Paycom Software, Inc. (A)	1,478	299,339
Pivotal Software, Inc., Class A (A)	1,398	30,337
Proofpoint, Inc. (A)	691	86,665
PTC, Inc. (A)	3,943	356,723
RealPage, Inc. (A)	853	55,624
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
Red Hat, Inc. (A)	5,632	$1,028,009
RingCentral, Inc., Class A (A)	891	103,686
salesforce.com, Inc. (A)	10,488	1,734,191
ServiceNow, Inc. (A)	4,643	1,260,621
SolarWinds Corp. (A)	758	14,819
Splunk, Inc. (A)	4,614	636,917
SS&C Technologies Holdings, Inc.	12,317	833,368
Symantec Corp.	45,105	1,091,992
Synopsys, Inc. (A)	9,524	1,153,166
Tableau Software, Inc., Class A (A)	1,655	201,596
Teradata Corp. (A)	993	45,152
The Trade Desk, Inc., Class A (A)	572	126,687
Tyler Technologies, Inc. (A)	1,542	357,605
VMware, Inc., Class A	2,187	446,432
Workday, Inc., Class A (A)	3,808	783,039
Zendesk, Inc. (A)	1,406	123,419
Zscaler, Inc. (A)	298	20,356
Technology hardware, storage and peripherals – 3.7%
Apple, Inc.	132,811	26,651,183
Dell Technologies, Inc., Class C (A)	7,396	498,564
Hewlett Packard Enterprise Company	76,488	1,209,275
HP, Inc.	56,988	1,136,911
NetApp, Inc.	20,043	1,460,133
Seagate Technology PLC	26,108	1,261,539
Western Digital Corp.	24,092	1,231,583
Xerox Corp.	17,672	589,538
Materials – 3.5%		32,207,664
Chemicals – 2.0%
Air Products & Chemicals, Inc.	7,680	1,580,467
Albemarle Corp. (B)	6,802	510,558
Axalta Coating Systems, Ltd. (A)	12,928	348,797
Celanese Corp.	10,569	1,140,289
CF Industries Holdings, Inc.	19,131	856,686
Dow, Inc. (A)	14,043	796,659
DowDuPont, Inc.	42,134	1,620,052
Eastman Chemical Company	12,780	1,008,086
Ecolab, Inc.	8,887	1,635,919
FMC Corp.	8,453	668,294
Huntsman Corp.	11,963	266,057
International Flavors & Fragrances, Inc. (B)	5,452	751,231
Linde PLC	10,144	1,828,557
LyondellBasell Industries NV, Class A	12,211	1,077,377
PPG Industries, Inc.	12,872	1,512,460
RPM International, Inc.	9,185	557,070
The Chemours Company	6,013	216,528
The Mosaic Company	22,058	575,934
The Sherwin-Williams Company	3,298	1,500,029
Westlake Chemical Corp.	2,476	172,701
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	59

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Construction materials – 0.2%
Martin Marietta Materials, Inc.	3,916	$868,960
Vulcan Materials Company	8,140	1,026,535
Containers and packaging – 0.7%
AptarGroup, Inc.	3,164	351,963
Avery Dennison Corp.	5,110	565,422
Ball Corp.	23,238	1,392,886
Berry Global Group, Inc. (A)	7,597	446,704
Crown Holdings, Inc. (A)	8,806	511,893
International Paper Company	33,700	1,577,497
Packaging Corp. of America	7,214	715,340
Sealed Air Corp.	11,752	547,878
Sonoco Products Company	1,418	89,419
WestRock Company	13,200	506,616
Metals and mining – 0.6%
Alcoa Corp. (A)	10,888	290,492
Freeport-McMoRan, Inc.	97,247	1,197,111
Newmont Gold Corp.	30,859	958,481
Nucor Corp.	23,968	1,367,854
Reliance Steel & Aluminum Company	5,407	497,228
Royal Gold, Inc.	563	49,015
Southern Copper Corp.	3,292	126,479
Steel Dynamics, Inc.	15,661	496,140
Real estate – 3.5%		32,413,034
Equity real estate investment trusts – 3.3%
Alexandria Real Estate Equities, Inc.	4,356	620,251
American Campus Communities, Inc.	5,211	245,959
American Homes 4 Rent, Class A	8,808	211,216
American Tower Corp.	9,148	1,786,604
Apartment Investment & Management Company, Class A	7,256	358,156
AvalonBay Communities, Inc.	6,123	1,230,294
Boston Properties, Inc.	7,041	968,982
Camden Property Trust	4,157	418,402
Crown Castle International Corp.	10,230	1,286,729
CubeSmart	1,772	56,545
CyrusOne, Inc.	984	54,799
Digital Realty Trust, Inc.	8,214	966,870
Douglas Emmett, Inc.	6,055	249,405
Duke Realty Corp.	16,399	510,337
EPR Properties	710	55,991
Equinix, Inc.	2,145	975,332
Equity LifeStyle Properties, Inc.	3,564	415,919
Equity Residential	15,733	1,202,316
Essex Property Trust, Inc.	3,010	850,325
Extra Space Storage, Inc.	5,604	581,079
Federal Realty Investment Trust	3,312	443,311
Gaming and Leisure Properties, Inc.	8,182	330,389
HCP, Inc.	21,197	631,247
Healthcare Trust of America, Inc., Class A	4,583	126,399
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Host Hotels & Resorts, Inc.	34,267	$659,297
Invitation Homes, Inc.	7,743	192,491
Iron Mountain, Inc.	12,325	400,316
Kilroy Realty Corp.	4,448	342,096
Kimco Realty Corp.	18,756	326,167
Lamar Advertising Company, Class A	3,521	291,081
Liberty Property Trust	6,795	337,304
Medical Properties Trust, Inc.	3,554	62,053
MGM Growth Properties LLC, Class A	3,006	96,974
Mid-America Apartment Communities, Inc.	4,577	500,770
National Retail Properties, Inc.	6,634	349,081
Omega Healthcare Investors, Inc.	8,411	297,665
Park Hotels & Resorts, Inc.	6,391	205,023
Prologis, Inc.	16,718	1,281,769
Public Storage	3,556	786,516
Realty Income Corp.	12,507	875,615
Regency Centers Corp.	5,698	382,735
SBA Communications Corp. (A)	6,764	1,378,030
Simon Property Group, Inc.	6,763	1,174,733
SL Green Realty Corp.	4,529	400,092
STORE Capital Corp.	3,333	111,056
Sun Communities, Inc.	3,054	375,886
The Macerich Company	6,499	260,870
UDR, Inc.	12,331	554,278
Ventas, Inc.	14,913	911,333
VEREIT, Inc.	39,315	324,742
VICI Properties, Inc.	7,815	178,182
Vornado Realty Trust	8,135	562,454
Welltower, Inc.	14,802	1,103,193
Weyerhaeuser Company	45,299	1,214,013
WP Carey, Inc.	5,430	430,708
Real estate management and development – 0.2%
CBRE Group, Inc., Class A (A)	19,892	1,035,776
Jones Lang LaSalle, Inc.	2,807	433,878
Utilities – 4.4%		40,845,848
Electric utilities – 2.4%
Alliant Energy Corp.	14,989	707,930
American Electric Power Company, Inc.	24,113	2,062,867
Avangrid, Inc.	2,277	116,605
Duke Energy Corp.	17,602	1,603,894
Edison International	26,519	1,691,117
Entergy Corp.	15,401	1,492,357
Evergy, Inc.	14,900	861,518
Eversource Energy	21,444	1,536,677
Exelon Corp.	46,305	2,359,240
FirstEnergy Corp.	31,218	1,312,093
NextEra Energy, Inc.	10,116	1,966,955
OGE Energy Corp.	14,841	628,368
Pinnacle West Capital Corp.	9,211	877,532
60	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Utilities (continued)
Electric utilities (continued)
PPL Corp.	43,501	$1,357,666
The Southern Company	30,855	1,642,103
Xcel Energy, Inc.	39,713	2,243,785
Gas utilities – 0.2%
Atmos Energy Corp.	6,267	641,365
UGI Corp.	12,697	692,113
Independent power and renewable electricity producers – 0.2%
AES Corp.	54,512	933,245
NRG Energy, Inc.	12,802	527,058
Vistra Energy Corp.	11,413	311,004
Multi-utilities – 1.5%
Ameren Corp.	20,306	1,477,668
CenterPoint Energy, Inc.	33,734	1,045,754
CMS Energy Corp.	18,619	1,034,285
Consolidated Edison, Inc.	21,971	1,893,021
Dominion Energy, Inc.	21,727	1,691,881
DTE Energy Company	13,174	1,656,104
MDU Resources Group, Inc.	9,031	236,161
NiSource, Inc.	28,748	798,619
Public Service Enterprise Group, Inc.	29,460	1,757,289
Sempra Energy	7,524	962,696
WEC Energy Group, Inc.	17,897	1,403,662
Water utilities – 0.1%
American Water Works Company, Inc.	10,004	1,082,333
Aqua America, Inc.	6,167	240,883

SECURITIES LENDING COLLATERAL – 0.4%		$4,260,052
(Cost $4,259,972)
John Hancock Collateral Trust, 2.5189% (C)(D)	425,699	4,260,052

SHORT-TERM INVESTMENTS – 0.1%		$617,930
(Cost $617,930)
Money market funds – 0.1%		617,930
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.3673% (C)	617,930	617,930
Total investments (Multifactor Large Cap ETF) (Cost $820,786,795) 100.5%		$926,196,752
Other assets and liabilities, net (0.5%)		(4,411,704)
Total net assets 100.0%		$921,785,048

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-19.
(C)	The rate shown is the annualized seven-day yield as of 4-30-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR MATERIALS ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$22,742,244
(Cost $22,292,344)
Industrials – 2.7%		626,929
Building products – 2.6%
Masco Corp.	10,667	416,653
Trex Company, Inc. (A)	2,725	188,761
Electrical equipment – 0.1%
GrafTech International, Ltd.	1,879	21,515
Information technology – 1.1%		253,804
Semiconductors and semiconductor equipment – 1.1%
Versum Materials, Inc.	4,864	253,804
Materials – 96.1%		21,861,511
Chemicals – 52.7%
Air Products & Chemicals, Inc.	4,261	876,871
Albemarle Corp.	4,889	366,968
Ashland Global Holdings, Inc.	2,528	203,580
Axalta Coating Systems, Ltd. (A)	9,356	252,425
Celanese Corp.	5,735	618,749
CF Industries Holdings, Inc.	10,317	461,995
Dow, Inc. (A)	6,887	390,700
DowDuPont, Inc.	20,678	795,069
Eastman Chemical Company	7,291	575,114
FMC Corp.	5,318	420,441
Huntsman Corp.	11,461	254,893
Ingevity Corp. (A)	1,878	215,989
International Flavors & Fragrances, Inc.	3,384	466,281
Linde PLC	7,694	1,386,923
LyondellBasell Industries NV, Class A	7,901	697,105
NewMarket Corp.	411	172,447
Olin Corp.	10,339	224,253
PPG Industries, Inc.	8,661	1,017,668
RPM International, Inc.	4,668	283,114
The Chemours Company	7,333	264,061
The Mosaic Company	18,429	481,181
The Scotts Miracle-Gro Company	1,944	165,279
The Sherwin-Williams Company	1,946	885,099
Valvoline, Inc.	7,078	130,943
W.R. Grace & Company	2,718	205,426
Westlake Chemical Corp.	2,525	176,119
Construction materials – 5.8%
Martin Marietta Materials, Inc.	2,719	603,346
Vulcan Materials Company	5,640	711,260
Containers and packaging – 20.2%
AptarGroup, Inc.	2,735	304,241
Avery Dennison Corp.	3,594	397,676
Ball Corp.	13,165	789,110
Bemis Company, Inc.	4,529	260,055
Berry Global Group, Inc. (A)	7,281	428,123
Crown Holdings, Inc. (A)	6,295	365,928
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	61

MULTIFACTOR MATERIALS ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Containers and packaging (continued)
International Paper Company	20,157	$943,549
Packaging Corp. of America	5,291	524,656
Sealed Air Corp.	5,638	262,844
Sonoco Products Company	4,958	312,651
Metals and mining – 17.4%
Alcoa Corp. (A)	11,241	299,910
Freeport-McMoRan, Inc.	65,115	801,566
Newmont Gold Corp.	23,582	732,457
Nucor Corp.	15,703	896,170
Reliance Steel & Aluminum Company	4,040	371,518
Royal Gold, Inc.	2,314	201,457
Southern Copper Corp.	2,619	100,622
Steel Dynamics, Inc.	11,846	375,281
United States Steel Corp.	12,205	190,398

SHORT-TERM INVESTMENTS – 0.1%		$18,759
(Cost $18,759)
Money market funds – 0.1%		18,759
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.3673% (B)	18,759	18,759
Total investments (Multifactor Materials ETF) (Cost $22,311,103) 100.0%		$22,761,003
Other assets and liabilities, net (0.0%)		(6,798)
Total net assets 100.0%		$22,754,205

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 4-30-19.
MULTIFACTOR MEDIA AND COMMUNICATIONS ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$23,581,882
(Cost $23,525,998)
Communication services – 91.6%		21,608,912
Diversified telecommunication services – 14.0%
AT&T, Inc.	41,033	1,270,382
CenturyLink, Inc.	41,014	468,380
Verizon Communications, Inc.	23,232	1,328,638
Zayo Group Holdings, Inc. (A)	7,832	245,063
Entertainment – 23.0%
Activision Blizzard, Inc.	8,900	429,069
Electronic Arts, Inc. (A)	3,293	311,682
Liberty Media Corp.-Liberty Formula One, Series A (A)	979	36,967
Liberty Media Corp.-Liberty Formula One, Series C (A)	6,230	241,786
Live Nation Entertainment, Inc. (A)	3,665	239,471
MULTIFACTOR MEDIA AND COMMUNICATIONS ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Entertainment (continued)
Netflix, Inc. (A)	3,201	$1,186,099
Take-Two Interactive Software, Inc. (A)	2,581	249,918
The Walt Disney Company	13,900	1,903,883
Viacom, Inc., Class A	534	18,503
Viacom, Inc., Class B	16,999	491,441
World Wrestling Entertainment, Inc., Class A	1,424	119,402
Zynga, Inc., Class A (A)	36,030	203,930
Interactive media and services – 19.5%
Alphabet, Inc., Class A (A)	565	677,412
Alphabet, Inc., Class C (A)	620	736,858
ANGI Homeservices, Inc., Class A (A)	1,602	27,843
CarGurus, Inc. (A)	1,068	43,510
Facebook, Inc., Class A (A)	8,194	1,584,720
InterActiveCorp (A)	1,340	301,286
Match Group, Inc.	1,602	96,761
Snap, Inc., Class A (A)	9,063	100,962
TripAdvisor, Inc. (A)	2,492	132,649
Twitter, Inc. (A)	18,097	722,251
Zillow Group, Inc., Class A (A)	1,513	50,247
Zillow Group, Inc., Class C (A)	3,382	112,959
Media – 31.9%
Altice USA, Inc., Class A	20,633	486,113
Cable One, Inc.	173	183,472
CBS Corp., Class B	10,413	533,875
Charter Communications, Inc., Class A (A)	2,225	825,898
Comcast Corp., Class A	34,186	1,488,117
Discovery, Inc., Series A (A)	5,251	162,256
Discovery, Inc., Series C (A)	9,864	283,689
DISH Network Corp., Class A (A)	10,770	378,242
Fox Corp., Class A (A)	3,112	121,337
Fox Corp., Class B (A)	1,322	50,897
GCI Liberty, Inc., Class A (A)	3,115	185,716
Liberty Broadband Corp., Series A (A)	812	79,893
Liberty Broadband Corp., Series C (A)	3,289	324,657
Liberty Media Corp.-Liberty SiriusXM, Series A (A)	2,759	110,194
Liberty Media Corp.-Liberty SiriusXM, Series C (A)	5,251	210,880
News Corp., Class A	12,282	152,542
News Corp., Class B	3,916	48,911
Nexstar Media Group, Inc., Class A	3,204	375,028
Omnicom Group, Inc.	6,764	541,323
Sirius XM Holdings, Inc.	49,113	285,347
The Interpublic Group of Companies, Inc.	17,889	411,447
The New York Times Company, Class A	3,827	126,865
Tribune Media Company, Class A	3,649	168,584
Wireless telecommunication services – 3.2%
Sprint Corp. (A)	48,322	269,637
T-Mobile US, Inc. (A)	6,055	441,954
62	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MEDIA AND COMMUNICATIONS ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Wireless telecommunication services (continued)
United States Cellular Corp. (A)	623	$29,966
Consumer discretionary – 2.2%		522,820
Household durables – 0.3%
Roku, Inc. (A)	1,157	73,574
Internet and direct marketing retail – 1.9%
Etsy, Inc. (A)	2,047	138,254
Qurate Retail, Inc. (A)	18,240	310,992
Industrials – 2.3%		553,775
Professional services – 2.3%
CoStar Group, Inc. (A)	626	310,653
Nielsen Holdings PLC	9,523	243,122
Information technology – 3.8%		896,375
Communications equipment – 1.2%
EchoStar Corp., Class A (A)	1,424	56,746
ViaSat, Inc. (A)	2,492	226,323
IT services – 1.2%
Alliance Data Systems Corp.	1,786	285,939
Software – 1.4%
HubSpot, Inc. (A)	712	131,357

The Trade Desk, Inc., Class A (A)	885	196,010
Total investments (Multifactor Media And Communications ETF) (Cost $23,525,998) 99.9%		$23,581,882
Other assets and liabilities, net 0.1%		14,738
Total net assets 100.0%		$23,596,620

Security Abbreviations and Legend
(A)	Non-income producing security.
MULTIFACTOR MID CAP ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$1,029,067,322
(Cost $944,332,851)
Communication services – 3.3%		34,022,188
Diversified telecommunication services – 0.3%
CenturyLink, Inc.	139,897	1,597,624
Zayo Group Holdings, Inc. (A)	39,723	1,242,933
Entertainment – 0.9%
Cinemark Holdings, Inc.	30,342	1,275,881
Liberty Media Corp.-Liberty Formula One, Series A (A)	2,621	98,969
Liberty Media Corp.-Liberty Formula One, Series C (A)	40,219	1,560,899
Live Nation Entertainment, Inc. (A)	21,733	1,420,034
Take-Two Interactive Software, Inc. (A)	15,263	1,477,916
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Entertainment (continued)
The Madison Square Garden Company, Class A (A)	4,634	$1,447,847
Viacom, Inc., Class A	725	25,121
Viacom, Inc., Class B	52,576	1,519,972
World Wrestling Entertainment, Inc., Class A	5,154	432,163
Zynga, Inc., Class A (A)	76,206	431,326
Interactive media and services – 0.6%
ANGI Homeservices, Inc., Class A (A)	6,720	116,794
CarGurus, Inc. (A)(B)	5,647	230,059
InterActiveCorp (A)	12,475	2,804,879
Match Group, Inc. (B)	8,913	538,345
TripAdvisor, Inc. (A)	19,728	1,050,121
Twitter, Inc. (A)	26,078	1,040,773
Zillow Group, Inc., Class A (A)	6,010	199,592
Zillow Group, Inc., Class C (A)(B)	13,677	456,812
Media – 1.5%
Altice USA, Inc., Class A	35,890	845,568
Cable One, Inc.	760	806,003
Discovery, Inc., Series A (A)	17,851	551,596
Discovery, Inc., Series C (A)	32,414	932,227
DISH Network Corp., Class A (A)	20,697	726,879
GCI Liberty, Inc., Class A (A)	17,301	1,031,486
Liberty Broadband Corp., Series A (A)	3,306	325,277
Liberty Broadband Corp., Series C (A)	12,451	1,229,038
Liberty Media Corp.-Liberty SiriusXM, Series A (A)	16,190	646,629
Liberty Media Corp.-Liberty SiriusXM, Series C (A)	11,615	466,458
News Corp., Class A	90,849	1,128,345
News Corp., Class B	26,016	324,940
Nexstar Media Group, Inc., Class A	7,753	907,489
Omnicom Group, Inc.	29,817	2,386,255
The Interpublic Group of Companies, Inc.	101,760	2,340,480
The New York Times Company, Class A	12,231	405,458
Consumer discretionary – 11.8%		121,340,311
Auto components – 1.0%
Aptiv PLC	21,631	1,853,777
Autoliv, Inc.	17,909	1,405,677
BorgWarner, Inc.	34,798	1,453,512
Gentex Corp.	66,159	1,523,642
Lear Corp.	17,445	2,494,635
The Goodyear Tire & Rubber Company	83,884	1,611,412
Automobiles – 0.2%
Harley-Davidson, Inc.	47,410	1,765,074
Distributors – 0.5%
Genuine Parts Company	25,584	2,623,383
LKQ Corp. (A)	42,469	1,278,317
Pool Corp.	8,251	1,516,039
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	63

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Diversified consumer services – 0.7%
Bright Horizons Family Solutions, Inc. (A)	8,779	$1,125,029
Chegg, Inc. (A)	5,705	203,383
Grand Canyon Education, Inc. (A)	7,492	868,248
H&R Block, Inc.	38,017	1,034,443
Service Corp. International	54,443	2,265,373
ServiceMaster Global Holdings, Inc. (A)	30,561	1,498,406
Hotels, restaurants and leisure – 2.1%
Aramark	64,529	2,005,561
Caesars Entertainment Corp. (A)	8,216	76,902
Chipotle Mexican Grill, Inc. (A)	3,106	2,137,052
Choice Hotels International, Inc. (B)	4,163	345,696
Darden Restaurants, Inc.	22,048	2,592,845
Domino's Pizza, Inc.	5,735	1,551,776
Dunkin' Brands Group, Inc.	19,642	1,465,882
Hyatt Hotels Corp., Class A	7,906	606,627
MGM Resorts International	66,567	1,772,679
Norwegian Cruise Line Holdings, Ltd. (A)	28,672	1,616,814
Planet Fitness, Inc., Class A (A)	9,674	732,322
Six Flags Entertainment Corp.	13,759	730,465
Texas Roadhouse, Inc.	9,525	514,445
Vail Resorts, Inc.	7,353	1,682,734
Wyndham Destinations, Inc.	18,740	816,314
Wyndham Hotels & Resorts, Inc.	20,235	1,127,494
Wynn Resorts, Ltd.	9,880	1,427,166
Household durables – 1.7%
D.R. Horton, Inc.	54,991	2,436,651
Garmin, Ltd.	16,800	1,440,432
Leggett & Platt, Inc.	33,099	1,302,777
Lennar Corp., A Shares	39,234	2,041,345
Lennar Corp., B Shares	2,478	103,382
Mohawk Industries, Inc. (A)	9,436	1,285,655
NVR, Inc. (A)	776	2,446,324
PulteGroup, Inc.	72,678	2,286,450
Roku, Inc. (A)	4,795	304,914
Toll Brothers, Inc.	33,193	1,264,653
Whirlpool Corp.	15,373	2,134,080
Internet and direct marketing retail – 0.5%
Etsy, Inc. (A)	12,161	821,354
Expedia Group, Inc.	13,305	1,727,521
GrubHub, Inc. (A)	11,455	765,079
Qurate Retail, Inc. (A)	90,108	1,536,341
Wayfair, Inc., Class A (A)	3,865	626,710
Leisure products – 0.5%
Brunswick Corp.	20,612	1,055,541
Hasbro, Inc.	18,353	1,869,437
Mattel, Inc. (A)(B)	59,089	720,295
Polaris Industries, Inc.	11,913	1,148,413
Multiline retail – 1.0%
Dollar Tree, Inc. (A)	33,576	3,736,337
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Multiline retail (continued)
Kohl's Corp.	42,578	$3,027,296
Macy's, Inc.	84,870	1,997,840
Nordstrom, Inc. (B)	27,745	1,138,100
Ollie's Bargain Outlet Holdings, Inc. (A)	5,112	488,912
Specialty retail – 2.3%
Advance Auto Parts, Inc.	10,759	1,789,437
AutoZone, Inc. (A)	1,154	1,186,670
Best Buy Company, Inc.	46,164	3,435,063
Burlington Stores, Inc. (A)	12,525	2,115,598
CarMax, Inc. (A)(B)	32,350	2,518,771
Carvana Company (A)(B)	2,868	205,234
Five Below, Inc. (A)	7,539	1,103,634
Foot Locker, Inc.	29,016	1,660,005
L Brands, Inc.	15,947	408,881
The Gap, Inc.	55,061	1,435,991
Tiffany & Company	14,788	1,594,442
Tractor Supply Company	22,592	2,338,272
Ulta Beauty, Inc. (A)	9,029	3,150,940
Williams-Sonoma, Inc. (B)	22,948	1,311,937
Textiles, apparel and luxury goods – 1.3%
Capri Holdings, Ltd. (A)	29,559	1,302,961
Carter's, Inc.	12,181	1,290,090
Columbia Sportswear Company	5,736	573,428
Deckers Outdoor Corp. (A)	3,022	478,111
Hanesbrands, Inc.	82,037	1,482,409
Lululemon Athletica, Inc. (A)	13,276	2,341,223
PVH Corp.	12,858	1,658,553
Ralph Lauren Corp.	10,496	1,381,064
Skechers U.S.A., Inc., Class A (A)	28,114	890,089
Tapestry, Inc.	33,891	1,093,663
Under Armour, Inc., Class A (A)	26,483	611,492
Under Armour, Inc., Class C (A)	26,708	553,390
Consumer staples – 3.2%		32,570,561
Beverages – 0.4%
Brown-Forman Corp., Class A	1,726	90,270
Brown-Forman Corp., Class B	40,548	2,160,803
Molson Coors Brewing Company, Class B	21,622	1,387,916
Food and staples retailing – 0.2%
Casey's General Stores, Inc.	5,525	731,234
US Foods Holding Corp. (A)	50,494	1,845,556
Food products – 1.9%
Bunge, Ltd.	23,026	1,206,793
Campbell Soup Company (B)	22,815	882,712
Conagra Brands, Inc.	69,869	2,150,568
Flowers Foods, Inc.	30,765	668,831
Hormel Foods Corp. (B)	23,334	931,960
Ingredion, Inc.	17,784	1,685,034
Lamb Weston Holdings, Inc.	21,706	1,520,505
64	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Food products (continued)
Lancaster Colony Corp.	2,102	$312,588
McCormick & Company, Inc.	17,004	2,618,106
Pilgrim's Pride Corp. (A)	16,578	446,114
Post Holdings, Inc. (A)	17,646	1,990,116
Seaboard Corp.	61	274,230
The Hershey Company	22,671	2,830,474
The J.M. Smucker Company	15,817	1,939,639
Household products – 0.5%
Church & Dwight Company, Inc.	30,474	2,284,026
The Clorox Company	17,606	2,812,206
Personal products – 0.2%
Coty, Inc., Class A	37,397	404,636
Herbalife Nutrition, Ltd. (A)	26,419	1,396,244
Energy – 3.3%		34,185,653
Energy equipment and services – 0.4%
Helmerich & Payne, Inc.	30,554	1,788,020
National Oilwell Varco, Inc.	41,376	1,081,569
TechnipFMC PLC	58,267	1,432,786
Transocean, Ltd. (A)	43,209	339,623
Oil, gas and consumable fuels – 2.9%
Apache Corp.	49,803	1,639,017
Cabot Oil & Gas Corp.	55,362	1,433,322
Cheniere Energy, Inc. (A)	20,920	1,346,202
Chesapeake Energy Corp. (A)(B)	75,629	220,080
Cimarex Energy Company	11,474	787,805
Concho Resources, Inc.	23,349	2,694,008
Continental Resources, Inc. (A)	8,269	380,291
Devon Energy Corp.	47,348	1,521,765
Diamondback Energy, Inc.	24,205	2,575,170
EnLink Midstream LLC	29,996	350,653
EQT Corp.	33,171	678,347
Equitrans Midstream Corp.	28,348	590,489
Hess Corp.	25,417	1,629,738
HollyFrontier Corp.	41,743	1,992,393
Marathon Oil Corp.	132,127	2,251,444
Murphy Oil Corp.	52,573	1,432,089
Noble Energy, Inc.	65,626	1,775,840
ONEOK, Inc.	37,228	2,528,898
Parsley Energy, Inc., Class A (A)	38,674	771,933
Tallgrass Energy LP	15,527	374,822
Targa Resources Corp.	29,796	1,196,309
WPX Energy, Inc. (A)	98,851	1,373,040
Financials – 15.1%		155,432,518
Banks – 5.1%
Associated Banc-Corp	23,948	543,380
Bank OZK	26,116	852,687
BOK Financial Corp.	6,085	530,247
CIT Group, Inc.	40,902	2,178,850
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Banks (continued)
Citizens Financial Group, Inc.	72,445	$2,622,509
Comerica, Inc.	29,658	2,330,822
Commerce Bancshares, Inc.	27,211	1,644,361
Cullen/Frost Bankers, Inc.	12,668	1,288,209
East West Bancorp, Inc.	37,038	1,906,716
Fifth Third Bancorp	135,852	3,915,255
First Citizens BancShares, Inc., Class A	1,475	661,169
First Financial Bankshares, Inc.	4,419	271,857
First Horizon National Corp.	59,633	899,862
First Republic Bank	24,117	2,547,238
FNB Corp.	46,207	560,491
Huntington Bancshares, Inc.	192,777	2,683,456
IBERIABANK Corp.	9,779	777,431
KeyCorp	170,428	2,991,011
M&T Bank Corp.	14,888	2,532,002
PacWest Bancorp	29,845	1,180,370
People's United Financial, Inc.	75,641	1,307,833
Pinnacle Financial Partners, Inc.	12,349	717,106
Popular, Inc.	22,938	1,323,752
Prosperity Bancshares, Inc.	14,285	1,051,947
Regions Financial Corp.	198,138	3,077,083
Signature Bank	11,889	1,570,180
Sterling Bancorp	34,968	749,015
SVB Financial Group (A)	8,784	2,211,108
Synovus Financial Corp.	34,499	1,271,633
Umpqua Holdings Corp.	51,496	893,971
Webster Financial Corp.	19,457	1,033,750
Western Alliance Bancorp (A)	20,892	998,220
Wintrust Financial Corp.	10,671	813,130
Zions Bancorp NA	45,321	2,235,685
Capital markets – 3.1%
Affiliated Managers Group, Inc.	8,996	997,836
Ameriprise Financial, Inc.	20,553	3,016,564
Ares Management Corp., Class A	11,952	292,226
Cboe Global Markets, Inc.	13,954	1,417,866
E*TRADE Financial Corp.	50,060	2,536,040
Eaton Vance Corp.	35,089	1,458,650
FactSet Research Systems, Inc.	10,285	2,837,323
Franklin Resources, Inc.	26,979	933,204
Interactive Brokers Group, Inc., Class A	9,119	494,615
Invesco, Ltd.	56,623	1,244,007
Janus Henderson Group PLC	34,808	872,637
Lazard, Ltd., Class A	19,794	769,591
LPL Financial Holdings, Inc.	15,536	1,151,062
MarketAxess Holdings, Inc.	7,615	2,119,483
Morningstar, Inc.	2,837	406,968
MSCI, Inc.	12,497	2,816,574
Nasdaq, Inc.	20,358	1,877,008
Northern Trust Corp.	19,050	1,877,378
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	65

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
Raymond James Financial, Inc.	25,813	$2,363,696
SEI Investments Company	25,984	1,414,829
T. Rowe Price Group, Inc.	10,318	1,109,185
Consumer finance – 0.7%
Ally Financial, Inc.	118,304	3,514,812
Credit Acceptance Corp. (A)	2,216	1,099,624
OneMain Holdings, Inc.	19,125	649,676
Santander Consumer USA Holdings, Inc.	44,607	952,359
SLM Corp.	90,689	921,400
Diversified financial services – 0.4%
AXA Equitable Holdings, Inc.	18,853	427,775
Jefferies Financial Group, Inc.	64,230	1,321,211
Voya Financial, Inc.	42,709	2,344,297
Insurance – 5.4%
Alleghany Corp. (A)	3,153	2,071,143
American Financial Group, Inc.	22,088	2,286,771
Arch Capital Group, Ltd. (A)	54,398	1,837,564
Arthur J. Gallagher & Company	29,743	2,487,110
Assurant, Inc.	14,803	1,406,285
Assured Guaranty, Ltd.	33,580	1,601,766
Athene Holding, Ltd., Class A (A)	37,929	1,712,874
Axis Capital Holdings, Ltd.	25,836	1,468,777
Brighthouse Financial, Inc. (A)	10,566	441,553
Brown & Brown, Inc.	61,876	1,964,563
Cincinnati Financial Corp.	22,303	2,145,103
CNA Financial Corp.	4,712	218,307
Enstar Group, Ltd. (A)	929	164,675
Erie Indemnity Company, Class A	5,320	1,007,182
Everest Re Group, Ltd.	8,455	1,991,153
Fidelity National Financial, Inc.	48,679	1,944,726
First American Financial Corp.	26,932	1,536,740
Kemper Corp.	7,402	665,292
Lincoln National Corp.	36,409	2,429,208
Loews Corp.	38,543	1,976,870
Markel Corp. (A)	1,701	1,822,639
Old Republic International Corp.	71,580	1,600,529
Primerica, Inc.	7,348	957,371
Principal Financial Group, Inc.	48,283	2,759,856
Reinsurance Group of America, Inc.	18,893	2,862,478
RenaissanceRe Holdings, Ltd.	10,417	1,618,385
The Hanover Insurance Group, Inc.	8,279	998,530
The Hartford Financial Services Group, Inc.	63,141	3,302,906
Torchmark Corp.	23,523	2,062,026
Unum Group	52,880	1,952,330
W.R. Berkley Corp.	23,290	1,427,677
Willis Towers Watson PLC	16,427	3,028,153
Thrifts and mortgage finance – 0.4%
Essent Group, Ltd. (A)	7,596	360,430
MGIC Investment Corp. (A)	87,601	1,282,479
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Thrifts and mortgage finance (continued)
New York Community Bancorp, Inc.	113,838	$1,323,936
Radian Group, Inc.	48,284	1,130,811
TFS Financial Corp.	10,462	174,088
Health care – 11.1%		114,471,307
Biotechnology – 1.2%
Alkermes PLC (A)	25,073	760,213
Alnylam Pharmaceuticals, Inc. (A)	10,571	944,413
Array BioPharma, Inc. (A)	12,073	272,971
BioMarin Pharmaceutical, Inc. (A)	18,939	1,619,853
Bluebird Bio, Inc. (A)	7,488	1,062,023
Exact Sciences Corp. (A)	11,219	1,107,203
Exelixis, Inc. (A)	63,976	1,257,768
FibroGen, Inc. (A)	7,353	343,606
Ionis Pharmaceuticals, Inc. (A)	15,825	1,176,272
Moderna, Inc. (A)(B)	2,265	58,958
Neurocrine Biosciences, Inc. (A)	11,035	797,168
Sage Therapeutics, Inc. (A)	5,446	916,181
Sarepta Therapeutics, Inc. (A)	3,700	432,678
Seattle Genetics, Inc. (A)	10,511	712,436
United Therapeutics Corp. (A)	15,341	1,573,526
Health care equipment and supplies – 3.5%
ABIOMED, Inc. (A)	6,032	1,673,337
Align Technology, Inc. (A)	12,023	3,903,628
DENTSPLY SIRONA, Inc.	38,817	1,984,713
DexCom, Inc. (A)	9,509	1,151,255
Globus Medical, Inc., Class A (A)	14,216	640,999
Haemonetics Corp. (A)	7,602	663,503
Hill-Rom Holdings, Inc.	17,065	1,730,732
Hologic, Inc. (A)	56,667	2,628,215
ICU Medical, Inc. (A)	2,930	666,575
IDEXX Laboratories, Inc. (A)	12,431	2,883,992
Insulet Corp. (A)	6,141	529,661
Integra LifeSciences Holdings Corp. (A)	12,361	645,121
LivaNova PLC (A)	9,600	661,344
Masimo Corp. (A)	9,455	1,230,568
Novocure, Ltd. (A)	3,822	168,436
Penumbra, Inc. (A)(B)	2,989	402,021
ResMed, Inc.	23,818	2,489,219
STERIS PLC	17,186	2,251,022
Teleflex, Inc.	7,913	2,264,542
The Cooper Companies, Inc.	8,882	2,575,069
Varian Medical Systems, Inc. (A)	18,439	2,510,839
West Pharmaceutical Services, Inc.	16,911	2,093,413
Health care providers and services – 2.9%
AmerisourceBergen Corp.	25,879	1,934,714
Cardinal Health, Inc.	41,768	2,034,519
Centene Corp. (A)	73,634	3,796,569
Chemed Corp.	2,809	917,925
Covetrus, Inc. (A)	11,752	386,288
66	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care providers and services (continued)
DaVita, Inc. (A)	41,219	$2,276,938
Encompass Health Corp.	28,042	1,807,307
Guardant Health, Inc. (A)(B)	684	44,809
HealthEquity, Inc. (A)	6,277	425,267
Henry Schein, Inc. (A)(B)	34,879	2,234,349
Laboratory Corp. of America Holdings (A)	20,264	3,240,619
Molina Healthcare, Inc. (A)	13,104	1,698,672
Premier, Inc., Class A (A)	17,501	581,558
Quest Diagnostics, Inc.	32,726	3,154,132
Universal Health Services, Inc., Class B	22,925	2,908,495
WellCare Health Plans, Inc. (A)	11,423	2,951,132
Health care technology – 0.7%
Cerner Corp. (A)	49,804	3,309,476
Medidata Solutions, Inc. (A)	8,489	766,896
Teladoc Health, Inc. (A)(B)	7,107	404,246
Veeva Systems, Inc., Class A (A)	17,132	2,396,253
Life sciences tools and services – 2.1%
Agilent Technologies, Inc.	34,891	2,738,944
Bio-Rad Laboratories, Inc., Class A (A)	5,396	1,623,818
Bio-Techne Corp.	7,802	1,596,211
Bruker Corp.	24,801	957,319
Charles River Laboratories International, Inc. (A)	13,297	1,867,830
IQVIA Holdings, Inc. (A)	15,933	2,213,094
Mettler-Toledo International, Inc. (A)	4,596	3,425,215
PerkinElmer, Inc.	22,529	2,159,179
PRA Health Sciences, Inc. (A)	11,804	1,142,863
Syneos Health, Inc. (A)	14,085	661,009
Waters Corp. (A)	13,870	2,961,800
Pharmaceuticals – 0.7%
Amneal Pharmaceuticals, Inc. (A)(B)	4,734	60,927
Catalent, Inc. (A)	36,648	1,642,563
Elanco Animal Health, Inc. (A)	5,464	172,116
Horizon Pharma PLC (A)	16,687	426,019
Jazz Pharmaceuticals PLC (A)	16,727	2,170,663
Mylan NV (A)	57,983	1,564,961
Nektar Therapeutics (A)	13,931	446,071
Perrigo Company PLC	12,251	587,068
Industrials – 16.4%		168,598,781
Aerospace and defense – 2.4%
Arconic, Inc.	82,858	1,779,790
BWX Technologies, Inc.	19,484	995,632
Curtiss-Wright Corp.	8,794	1,001,988
Harris Corp.	19,988	3,367,978
HEICO Corp.	5,876	620,094
HEICO Corp., Class A	9,063	810,504
Hexcel Corp.	23,270	1,645,422
Huntington Ingalls Industries, Inc.	9,831	2,188,184
L3 Technologies, Inc.	12,893	2,818,152
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Aerospace and defense (continued)
Spirit AeroSystems Holdings, Inc., Class A	20,110	$1,747,559
Teledyne Technologies, Inc. (A)	7,433	1,847,175
Textron, Inc.	47,700	2,528,100
TransDigm Group, Inc. (A)	6,831	3,296,094
Air freight and logistics – 0.6%
C.H. Robinson Worldwide, Inc.	25,708	2,082,348
Expeditors International of Washington, Inc.	32,138	2,552,400
XPO Logistics, Inc. (A)(B)	23,043	1,568,767
Airlines – 0.8%
Alaska Air Group, Inc.	30,210	1,869,999
JetBlue Airways Corp. (A)	91,842	1,703,669
United Continental Holdings, Inc. (A)	55,544	4,935,640
Building products – 1.0%
Allegion PLC	20,164	2,000,874
AO Smith Corp.	27,147	1,427,118
Fortune Brands Home & Security, Inc.	35,174	1,856,484
Lennox International, Inc.	5,333	1,447,643
Masco Corp.	35,050	1,369,053
Owens Corning	28,758	1,474,423
Trex Company, Inc. (A)	7,730	535,457
Commercial services and supplies – 1.3%
ADT, Inc. (B)	29,897	197,021
Cintas Corp.	15,958	3,465,120
Copart, Inc. (A)	34,489	2,321,799
KAR Auction Services, Inc.	35,587	2,009,954
Republic Services, Inc.	48,197	3,991,676
Rollins, Inc.	24,482	946,719
Stericycle, Inc. (A)	12,736	743,655
Construction and engineering – 0.7%
AECOM (A)	32,923	1,116,090
EMCOR Group, Inc.	11,352	955,157
Fluor Corp.	35,406	1,406,680
Jacobs Engineering Group, Inc.	23,923	1,864,559
Quanta Services, Inc.	42,989	1,745,353
Electrical equipment – 1.3%
Acuity Brands, Inc.	9,152	1,339,212
AMETEK, Inc.	39,345	3,469,049
GrafTech International, Ltd.	3,383	38,735
Hubbell, Inc.	16,816	2,145,722
nVent Electric PLC	32,782	916,257
Rockwell Automation, Inc.	19,872	3,591,069
Sensata Technologies Holding PLC (A)	45,678	2,281,159
Industrial conglomerates – 0.2%
Carlisle Companies, Inc.	15,407	2,178,858
Machinery – 4.4%
AGCO Corp.	19,980	1,414,184
Allison Transmission Holdings, Inc.	36,291	1,700,596
Crane Company	10,440	887,922
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	67

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Machinery (continued)
Donaldson Company, Inc.	34,743	$1,860,140
Dover Corp.	30,339	2,974,436
Flowserve Corp.	30,073	1,474,479
Gardner Denver Holdings, Inc. (A)	21,632	730,080
Gates Industrial Corp. PLC (A)	10,386	167,007
Graco, Inc.	35,853	1,837,466
IDEX Corp.	12,536	1,963,890
Ingersoll-Rand PLC	23,736	2,910,271
ITT, Inc.	16,836	1,019,420
Lincoln Electric Holdings, Inc.	13,573	1,184,516
Nordson Corp.	12,067	1,761,179
Oshkosh Corp.	18,233	1,505,863
Parker-Hannifin Corp.	23,643	4,281,274
Pentair PLC	33,091	1,290,218
Snap-on, Inc.	14,269	2,401,187
Stanley Black & Decker, Inc.	23,977	3,515,028
The Middleby Corp. (A)	12,574	1,661,403
The Toro Company	22,419	1,639,950
WABCO Holdings, Inc. (A)	12,843	1,700,927
Wabtec Corp.	19,187	1,421,181
Woodward, Inc.	11,506	1,253,003
Xylem, Inc.	29,642	2,472,143
Marine – 0.1%
Kirby Corp. (A)	9,773	798,650
Professional services – 1.5%
CoStar Group, Inc. (A)	4,136	2,052,490
Equifax, Inc.	20,444	2,574,922
Insperity, Inc.	5,344	638,929
ManpowerGroup, Inc.	18,295	1,757,052
Nielsen Holdings PLC	76,039	1,941,276
Robert Half International, Inc.	30,629	1,901,755
TransUnion	22,654	1,577,851
TriNet Group, Inc. (A)	4,767	297,175
Verisk Analytics, Inc.	18,987	2,679,825
Road and rail – 0.8%
AMERCO	2,224	829,930
Genesee & Wyoming, Inc., Class A (A)	12,439	1,102,717
J.B. Hunt Transport Services, Inc.	16,023	1,513,853
Kansas City Southern	16,829	2,072,323
Landstar System, Inc.	8,543	930,845
Old Dominion Freight Line, Inc.	10,844	1,618,792
Schneider National, Inc., Class B	13,509	282,338
Trading companies and distributors – 1.3%
Air Lease Corp.	21,403	825,300
Fastenal Company	39,821	2,809,372
HD Supply Holdings, Inc. (A)	43,623	1,993,135
MSC Industrial Direct Company, Inc., Class A	11,447	957,542
United Rentals, Inc. (A)	19,508	2,749,067
W.W. Grainger, Inc.	8,852	2,496,264
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Trading companies and distributors (continued)
Watsco, Inc.	6,154	$975,224
Information technology – 17.8%		183,936,729
Communications equipment – 1.3%
Arista Networks, Inc. (A)	6,489	2,026,450
Ciena Corp. (A)	21,289	816,646
CommScope Holding Company, Inc. (A)	53,793	1,332,991
F5 Networks, Inc. (A)	15,793	2,477,922
Juniper Networks, Inc.	85,230	2,366,837
Motorola Solutions, Inc.	20,772	3,010,071
Ubiquiti Networks, Inc. (B)	4,053	690,834
ViaSat, Inc. (A)	6,474	587,969
Electronic equipment, instruments and components – 2.8%
Amphenol Corp., Class A	44,036	4,384,224
Arrow Electronics, Inc. (A)	32,386	2,736,941
Avnet, Inc.	34,467	1,675,441
CDW Corp.	31,728	3,350,477
Cognex Corp.	21,707	1,094,684
Dolby Laboratories, Inc., Class A	14,565	942,210
Flex, Ltd. (A)	141,791	1,565,361
FLIR Systems, Inc.	34,294	1,815,524
IPG Photonics Corp. (A)	7,182	1,254,911
Jabil, Inc.	56,635	1,710,943
Keysight Technologies, Inc. (A)	27,041	2,353,378
Littelfuse, Inc.	4,966	998,414
National Instruments Corp.	25,776	1,214,050
SYNNEX Corp.	7,440	802,627
Trimble, Inc. (A)	40,726	1,662,435
Zebra Technologies Corp., Class A (A)	9,123	1,926,230
IT services – 4.7%
Akamai Technologies, Inc. (A)	36,681	2,936,681
Alliance Data Systems Corp.	11,618	1,860,042
Amdocs, Ltd.	39,423	2,171,419
Black Knight, Inc. (A)	27,181	1,533,552
Booz Allen Hamilton Holding Corp.	29,429	1,744,845
Broadridge Financial Solutions, Inc.	21,272	2,512,861
CACI International, Inc., Class A (A)	5,117	997,508
EPAM Systems, Inc. (A)	10,300	1,847,408
Euronet Worldwide, Inc. (A)	11,404	1,709,346
First Data Corp., Class A (A)	55,522	1,435,799
FleetCor Technologies, Inc. (A)	11,589	3,024,150
Gartner, Inc. (A)	13,637	2,167,874
Genpact, Ltd.	42,196	1,531,715
Global Payments, Inc.	22,949	3,352,160
GoDaddy, Inc., Class A (A)	17,404	1,418,426
Jack Henry & Associates, Inc.	12,712	1,894,851
Leidos Holdings, Inc.	37,129	2,728,239
MAXIMUS, Inc.	17,463	1,286,150
MongoDB, Inc. (A)(B)	1,794	252,810
Okta, Inc. (A)	7,359	765,557
68	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
IT services (continued)
Sabre Corp.	64,679	$1,342,736
Science Applications International Corp.	7,668	574,717
The Western Union Company	74,869	1,455,453
Total System Services, Inc.	28,606	2,924,677
Twilio, Inc., Class A (A)	6,256	857,948
VeriSign, Inc. (A)	12,748	2,517,093
WEX, Inc. (A)	9,176	1,929,713
Semiconductors and semiconductor equipment – 3.2%
Advanced Micro Devices, Inc. (A)	63,953	1,767,021
Cree, Inc. (A)	15,047	994,456
Cypress Semiconductor Corp.	83,929	1,441,900
Entegris, Inc.	31,308	1,279,245
First Solar, Inc. (A)	20,595	1,267,210
KLA-Tencor Corp.	17,867	2,277,685
Marvell Technology Group, Ltd.	112,701	2,819,779
Maxim Integrated Products, Inc.	50,284	3,017,040
Microchip Technology, Inc. (B)	31,371	3,133,649
MKS Instruments, Inc.	12,978	1,181,128
Monolithic Power Systems, Inc.	6,662	1,037,340
ON Semiconductor Corp. (A)	123,690	2,852,291
Qorvo, Inc. (A)	29,716	2,246,827
Skyworks Solutions, Inc.	32,707	2,884,103
Teradyne, Inc.	56,139	2,750,811
Universal Display Corp. (B)	5,548	885,461
Versum Materials, Inc.	14,446	753,792
Software – 4.7%
2U, Inc. (A)(B)	7,413	448,487
Alteryx, Inc., Class A (A)	2,017	178,787
Anaplan, Inc. (A)	939	36,968
ANSYS, Inc. (A)	15,122	2,960,888
Aspen Technology, Inc. (A)	12,891	1,571,542
Atlassian Corp. PLC, Class A (A)	8,057	887,479
Cadence Design Systems, Inc. (A)	46,911	3,254,685
CDK Global, Inc.	28,128	1,696,681
Ceridian HCM Holding, Inc. (A)	3,093	164,393
Citrix Systems, Inc.	25,096	2,533,692
Coupa Software, Inc. (A)	2,905	300,174
DocuSign, Inc. (A)	6,913	391,760
Dropbox, Inc., Class A (A)	6,991	170,441
Elastic NV (A)(B)	427	36,530
Fair Isaac Corp. (A)	7,293	2,040,217
Fortinet, Inc. (A)	20,723	1,935,943
Guidewire Software, Inc. (A)	14,084	1,499,946
HubSpot, Inc. (A)	3,099	571,735
LogMeIn, Inc.	9,310	767,144
New Relic, Inc. (A)	3,402	358,026
Nuance Communications, Inc. (A)	63,269	1,064,817
Nutanix, Inc., Class A (A)	12,383	534,822
Palo Alto Networks, Inc. (A)	6,164	1,533,788
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
Paycom Software, Inc. (A)	7,604	$1,540,038
Paylocity Holding Corp. (A)	2,200	212,410
Pegasystems, Inc.	5,127	384,576
Pivotal Software, Inc., Class A (A)	6,791	147,365
Pluralsight, Inc., Class A (A)	2,439	86,560
Proofpoint, Inc. (A)	6,148	771,082
PTC, Inc. (A)	17,174	1,553,732
RealPage, Inc. (A)	11,896	775,738
RingCentral, Inc., Class A (A)	6,417	746,746
SolarWinds Corp. (A)	2,932	57,321
Splunk, Inc. (A)	14,480	1,998,819
SS&C Technologies Holdings, Inc.	41,013	2,774,940
Symantec Corp.	93,870	2,272,593
Synopsys, Inc. (A)	29,762	3,603,583
Tableau Software, Inc., Class A (A)	9,098	1,108,227
Teradata Corp. (A)	35,672	1,622,006
The Trade Desk, Inc., Class A (A)	4,271	945,941
Tyler Technologies, Inc. (A)	7,007	1,624,993
Zendesk, Inc. (A)	10,164	892,196
Zscaler, Inc. (A)	3,127	213,605
Technology hardware, storage and peripherals – 1.1%
NetApp, Inc.	50,494	3,678,488
Pure Storage, Inc., Class A (A)	23,464	536,387
Seagate Technology PLC	53,450	2,582,704
Western Digital Corp.	56,156	2,870,695
Xerox Corp.	55,036	1,836,001
Materials – 5.9%		60,809,833
Chemicals – 2.3%
Albemarle Corp. (B)	18,660	1,400,620
Ashland Global Holdings, Inc.	15,863	1,277,447
Axalta Coating Systems, Ltd. (A)	50,045	1,350,214
Celanese Corp.	23,460	2,531,099
CF Industries Holdings, Inc.	42,250	1,891,955
Eastman Chemical Company	25,796	2,034,788
FMC Corp.	19,991	1,580,488
Huntsman Corp.	59,165	1,315,830
Ingevity Corp. (A)	4,394	505,354
International Flavors & Fragrances, Inc. (B)	12,077	1,664,090
NewMarket Corp.	2,164	907,971
Olin Corp.	41,932	909,505
RPM International, Inc.	32,389	1,964,393
The Chemours Company	23,455	844,615
The Mosaic Company	46,811	1,222,235
The Scotts Miracle-Gro Company (B)	4,368	371,367
W.R. Grace & Company	15,041	1,136,799
Westlake Chemical Corp.	7,935	553,466
Construction materials – 0.5%
Martin Marietta Materials, Inc.	9,133	2,026,613
Vulcan Materials Company	21,697	2,736,209
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	69

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Containers and packaging – 2.0%
AptarGroup, Inc.	16,750	$1,863,270
Avery Dennison Corp.	17,409	1,926,306
Ball Corp.	48,615	2,913,983
Bemis Company, Inc.	25,002	1,435,615
Berry Global Group, Inc. (A)	30,793	1,810,628
Crown Holdings, Inc. (A)	29,485	1,713,963
International Paper Company	31,072	1,454,480
Packaging Corp. of America	24,400	2,419,504
Sealed Air Corp.	37,907	1,767,224
Sonoco Products Company	34,544	2,178,345
WestRock Company	30,776	1,181,183
Metals and mining – 1.1%
Alcoa Corp. (A)	49,098	1,309,935
Freeport-McMoRan, Inc.	85,487	1,052,345
Newmont Gold Corp.	63,043	1,958,116
Nucor Corp.	42,597	2,431,011
Reliance Steel & Aluminum Company	19,199	1,765,540
Royal Gold, Inc.	11,099	966,279
Steel Dynamics, Inc.	58,338	1,848,148
United States Steel Corp.	37,750	588,900
Real estate – 6.2%		64,047,300
Equity real estate investment trusts – 5.7%
Alexandria Real Estate Equities, Inc.	11,118	1,583,092
American Campus Communities, Inc.	20,963	989,454
American Homes 4 Rent, Class A	36,566	876,853
Americold Realty Trust	7,427	237,738
Apartment Investment & Management Company, Class A	25,378	1,252,658
Brixmor Property Group, Inc.	43,501	777,798
Camden Property Trust	14,548	1,464,256
CoreSite Realty Corp.	5,234	572,652
CubeSmart	28,274	902,223
CyrusOne, Inc.	14,777	822,931
Digital Realty Trust, Inc.	17,558	2,066,752
Douglas Emmett, Inc.	24,566	1,011,874
Duke Realty Corp.	50,329	1,566,238
EPR Properties	10,878	857,839
Equity LifeStyle Properties, Inc.	11,983	1,398,416
Essex Property Trust, Inc.	6,190	1,748,675
Extra Space Storage, Inc.	15,992	1,658,210
Federal Realty Investment Trust	9,851	1,318,556
Gaming and Leisure Properties, Inc.	30,481	1,230,823
HCP, Inc.	37,835	1,126,726
Healthcare Trust of America, Inc., Class A	28,871	796,262
Highwoods Properties, Inc.	15,822	705,345
Hospitality Properties Trust	25,269	656,994
Host Hotels & Resorts, Inc.	69,685	1,340,739
Hudson Pacific Properties, Inc.	22,713	791,775
Invitation Homes, Inc.	26,200	651,332
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Iron Mountain, Inc.	38,109	$1,237,780
JBG SMITH Properties	8,995	382,737
Kilroy Realty Corp.	15,529	1,194,335
Kimco Realty Corp.	59,380	1,032,618
Lamar Advertising Company, Class A	16,214	1,340,411
Liberty Property Trust	23,090	1,146,188
Life Storage, Inc.	3,590	342,091
Medical Properties Trust, Inc.	53,941	941,810
MGM Growth Properties LLC, Class A	11,579	373,539
Mid-America Apartment Communities, Inc.	11,638	1,273,314
National Retail Properties, Inc.	24,215	1,274,193
Omega Healthcare Investors, Inc.	30,851	1,091,817
Park Hotels & Resorts, Inc.	26,608	853,585
Realty Income Corp.	24,359	1,705,374
Regency Centers Corp.	15,235	1,023,335
SBA Communications Corp. (A)	15,657	3,189,801
SL Green Realty Corp.	11,950	1,055,663
STORE Capital Corp.	28,056	934,826
Sun Communities, Inc.	11,300	1,390,804
The Macerich Company	16,664	668,893
UDR, Inc.	36,464	1,639,057
VEREIT, Inc.	140,670	1,161,934
VICI Properties, Inc.	44,685	1,018,818
Vornado Realty Trust	12,602	871,302
Weyerhaeuser Company	83,238	2,230,778
WP Carey, Inc.	16,192	1,284,349
Real estate management and development – 0.5%
CBRE Group, Inc., Class A (A)	47,680	2,482,698
Jones Lang LaSalle, Inc.	10,450	1,615,257
The Howard Hughes Corp. (A)	7,962	883,782
Utilities – 5.8%		59,652,141
Electric utilities – 2.5%
Alliant Energy Corp.	41,500	1,960,045
Avangrid, Inc.	6,735	344,899
Entergy Corp.	32,417	3,141,207
Evergy, Inc.	50,410	2,914,706
Eversource Energy	40,468	2,899,937
FirstEnergy Corp.	81,096	3,408,465
Hawaiian Electric Industries, Inc.	5,229	216,899
IDACORP, Inc.	9,149	905,934
OGE Energy Corp.	52,458	2,221,072
Pinnacle West Capital Corp.	26,621	2,536,183
Portland General Electric Company	17,496	915,216
Xcel Energy, Inc.	78,974	4,462,031
Gas utilities – 0.7%
Atmos Energy Corp.	20,776	2,126,216
National Fuel Gas Company	16,497	976,787
New Jersey Resources Corp.	7,484	374,799
ONE Gas, Inc.	6,197	548,558
70	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Utilities (continued)
Gas utilities (continued)
Southwest Gas Holdings, Inc.	7,890	$656,369
UGI Corp.	47,778	2,604,379
Independent power and renewable electricity producers – 0.5%
AES Corp.	126,255	2,161,486
NRG Energy, Inc.	41,593	1,712,384
Vistra Energy Corp.	38,922	1,060,625
Multi-utilities – 1.7%
Ameren Corp.	42,286	3,077,152
Black Hills Corp.	7,810	568,256
CenterPoint Energy, Inc.	77,073	2,389,263
CMS Energy Corp.	47,201	2,622,016
DTE Energy Company	26,576	3,340,869
MDU Resources Group, Inc.	46,834	1,224,709
NiSource, Inc.	63,114	1,753,307
WEC Energy Group, Inc.	34,312	2,691,090
Water utilities – 0.4%
American Water Works Company, Inc.	25,097	2,715,244
Aqua America, Inc.	28,726	1,122,038

SECURITIES LENDING COLLATERAL – 1.1%		$11,926,516
(Cost $11,926,285)
John Hancock Collateral Trust, 2.5189% (C)(D)	1,191,794	11,926,516

SHORT-TERM INVESTMENTS – 0.1%		$992,402
(Cost $992,402)
Money market funds – 0.1%		992,402
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.3673% (C)	992,402	992,402
Total investments (Multifactor Mid Cap ETF) (Cost $957,251,538) 101.1%		$1,041,986,240
Other assets and liabilities, net (1.1%)		(11,792,628)
Total net assets 100.0%		$1,030,193,612

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-19.
(C)	The rate shown is the annualized seven-day yield as of 4-30-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR SMALL CAP ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$438,636,186
(Cost $425,674,740)
Communication services – 3.8%		16,808,641
Diversified telecommunication services – 0.2%
Intelsat SA (A)(B)	23,207	469,710
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Diversified telecommunication services (continued)
Vonage Holdings Corp. (A)	46,635	$453,292
Entertainment – 0.7%
Cinemark Holdings, Inc.	33,039	1,389,290
Zynga, Inc., Class A (A)	274,767	1,555,181
Interactive media and services – 0.4%
CarGurus, Inc. (A)(B)	20,849	849,388
Yelp, Inc. (A)	24,887	996,973
Media – 2.2%
AMC Networks, Inc., Class A (A)	14,877	868,966
Cable One, Inc.	1,471	1,560,040
John Wiley & Sons, Inc., Class A	15,947	736,432
Meredith Corp.	11,437	674,783
Nexstar Media Group, Inc., Class A	13,403	1,568,821
Sinclair Broadcast Group, Inc., Class A	22,120	1,012,875
TEGNA, Inc.	57,156	909,924
The New York Times Company, Class A	39,324	1,303,591
Tribune Media Company, Class A	25,064	1,157,957
Wireless telecommunication services – 0.3%
Telephone & Data Systems, Inc.	34,487	1,099,446
United States Cellular Corp. (A)	4,199	201,972
Consumer discretionary – 11.3%		49,398,591
Auto components – 1.0%
Dana, Inc.	54,083	1,054,619
Dorman Products, Inc. (A)	8,907	780,877
The Goodyear Tire & Rubber Company	68,993	1,325,356
Veoneer, Inc. (A)(B)	25,057	553,008
Visteon Corp. (A)	12,709	839,048
Automobiles – 0.1%
Thor Industries, Inc.	4,057	267,235
Diversified consumer services – 1.5%
Adtalem Global Education, Inc. (A)	17,066	841,695
Chegg, Inc. (A)	28,727	1,024,118
frontdoor, Inc. (A)	18,918	666,670
Graham Holdings Company, Class B	1,391	1,034,111
H&R Block, Inc.	61,220	1,665,796
Laureate Education, Inc., Class A (A)	28,814	453,532
Strategic Education, Inc.	5,975	856,516
Hotels, restaurants and leisure – 3.5%
Boyd Gaming Corp.	26,847	772,657
Choice Hotels International, Inc. (B)	11,104	922,076
Churchill Downs, Inc.	13,033	1,314,378
Cracker Barrel Old Country Store, Inc. (B)	7,704	1,299,973
Eldorado Resorts, Inc. (A)	15,271	753,929
Extended Stay America, Inc.	58,210	1,042,541
Hilton Grand Vacations, Inc. (A)	28,715	920,029
International Game Technology PLC (B)	28,155	411,908
Marriott Vacations Worldwide Corp.	11,647	1,230,273
Penn National Gaming, Inc. (A)	33,301	721,633
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	71

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Red Rock Resorts, Inc., Class A	22,594	$609,586
Scientific Games Corp. (A)	19,073	441,158
Six Flags Entertainment Corp.	21,256	1,128,481
Texas Roadhouse, Inc.	20,633	1,114,388
The Wendy's Company	79,828	1,485,599
Wyndham Destinations, Inc.	28,891	1,258,492
Household durables – 0.7%
Helen of Troy, Ltd. (A)	8,861	1,275,984
iRobot Corp. (A)(B)	8,130	841,780
Tempur Sealy International, Inc. (A)	13,957	856,960
Internet and direct marketing retail – 0.2%
Liberty Expedia Holdings, Inc., Series A (A)	16,211	752,515
Stitch Fix, Inc., Class A (A)(B)	11,320	301,678
Leisure products – 0.5%
Brunswick Corp.	25,452	1,303,397
Mattel, Inc. (A)(B)	68,958	840,598
Specialty retail – 2.3%
Aaron's, Inc.	20,069	1,117,643
American Eagle Outfitters, Inc.	57,376	1,364,401
AutoNation, Inc. (A)	17,537	735,326
Designer Brands, Inc.	14,329	318,820
Dick's Sporting Goods, Inc.	22,418	829,466
Floor & Decor Holdings, Inc., Class A (A)	11,248	540,129
Murphy USA, Inc. (A)	11,632	994,187
National Vision Holdings, Inc. (A)	18,848	508,896
Penske Automotive Group, Inc.	15,984	733,985
RH (A)(B)	5,636	601,418
Urban Outfitters, Inc. (A)	28,183	837,881
Williams-Sonoma, Inc. (B)	23,927	1,367,907
Textiles, apparel and luxury goods – 1.5%
Carter's, Inc.	13,488	1,428,514
Deckers Outdoor Corp. (A)	9,582	1,515,968
Skechers U.S.A., Inc., Class A (A)	29,790	943,151
Steven Madden, Ltd.	32,816	1,192,862
Wolverine World Wide, Inc.	38,181	1,405,443
Consumer staples – 3.6%		15,646,131
Beverages – 0.2%
National Beverage Corp. (B)	3,745	209,720
The Boston Beer Company, Inc., Class A (A)	2,663	825,557
Food and staples retailing – 1.0%
BJ's Wholesale Club Holdings, Inc. (A)	24,586	697,013
Casey's General Stores, Inc.	11,430	1,512,761
Performance Food Group Company (A)	31,557	1,292,259
Sprouts Farmers Market, Inc. (A)	37,718	807,920
Food products – 1.7%
Darling Ingredients, Inc. (A)	51,375	1,120,489
Flowers Foods, Inc.	56,920	1,237,441
J&J Snack Foods Corp.	4,529	711,868
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Food products (continued)
Lancaster Colony Corp.	7,873	$1,170,794
Pilgrim's Pride Corp. (A)	18,024	485,026
Sanderson Farms, Inc.	6,378	967,096
Seaboard Corp.	105	472,036
TreeHouse Foods, Inc. (A)	16,542	1,107,983
Household products – 0.4%
Energizer Holdings, Inc.	20,652	989,024
Spectrum Brands Holdings, Inc. (B)	9,642	593,658
Personal products – 0.3%
Edgewell Personal Care Company (A)	15,175	625,665
Nu Skin Enterprises, Inc., Class A	16,116	819,821
Energy – 3.3%		14,443,706
Energy equipment and services – 1.0%
Apergy Corp. (A)	23,467	931,405
Cactus, Inc., Class A (A)	10,787	391,568
Core Laboratories NV	13,046	826,986
Patterson-UTI Energy, Inc.	58,556	795,776
RPC, Inc. (B)	19,973	205,522
Transocean, Ltd. (A)	134,211	1,054,898
Oil, gas and consumable fuels – 2.3%
Antero Midstream Corp.	22,346	272,845
Centennial Resource Development, Inc., Class A (A)	31,998	336,939
Chesapeake Energy Corp. (A)(B)	372,083	1,082,762
CVR Energy, Inc.	9,012	411,037
Delek US Holdings, Inc.	23,941	887,253
EnLink Midstream LLC	17,633	206,130
Equitrans Midstream Corp.	62,629	1,304,562
Kosmos Energy, Ltd.	70,979	474,850
Magnolia Oil & Gas Corp. (A)(B)	32,774	431,961
Murphy Oil Corp.	46,756	1,273,633
PBF Energy, Inc., Class A	33,651	1,130,001
PDC Energy, Inc. (A)	17,353	754,682
Peabody Energy Corp.	22,037	634,004
Range Resources Corp.	62,702	566,826
Southwestern Energy Company (A)	119,004	470,066
Financials – 19.4%		85,081,780
Banks – 10.1%
Associated Banc-Corp	59,838	1,357,724
BancorpSouth Bank	29,479	898,520
Bank of Hawaii Corp.	16,215	1,335,792
Bank OZK	25,125	820,331
BankUnited, Inc.	31,520	1,153,002
Cadence Bancorp	39,339	894,962
Cathay General Bancorp	23,931	880,421
Chemical Financial Corp.	21,389	939,619
CIT Group, Inc.	4,143	220,698
Columbia Banking System, Inc.	22,124	830,535
72	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Banks (continued)
Community Bank System, Inc.	15,457	$1,027,272
CVB Financial Corp.	33,789	733,221
Fifth Third Bancorp	36,661	1,056,570
First Citizens BancShares, Inc., Class A	2,388	1,070,421
First Financial Bancorp	30,059	754,481
First Financial Bankshares, Inc.	19,082	1,173,925
First Hawaiian, Inc.	40,893	1,130,691
First Horizon National Corp.	7,867	118,713
First Interstate BancSystem, Inc., Class A	7,277	307,526
First Midwest Bancorp, Inc.	30,130	646,891
FNB Corp.	97,712	1,185,247
Fulton Financial Corp.	73,087	1,260,751
Glacier Bancorp, Inc.	25,533	1,087,450
Hancock Whitney Corp.	30,451	1,331,927
Home BancShares, Inc.	45,536	873,836
IBERIABANK Corp.	16,617	1,321,052
International Bancshares Corp.	16,762	695,120
Investors Bancorp, Inc.	93,904	1,103,372
Old National Bancorp	47,709	814,870
PacWest Bancorp	35,815	1,416,483
Pinnacle Financial Partners, Inc.	22,265	1,292,929
Prosperity Bancshares, Inc.	17,867	1,315,726
Simmons First National Corp., Class A	23,189	588,769
South State Corp.	10,992	831,655
Sterling Bancorp	62,331	1,335,130
TCF Financial Corp.	52,984	1,172,536
Texas Capital Bancshares, Inc. (A)	14,388	931,335
UMB Financial Corp.	13,486	942,132
Umpqua Holdings Corp.	68,530	1,189,681
Union Bankshares Corp.	22,112	807,088
United Bankshares, Inc.	31,004	1,216,597
Valley National Bancorp	94,546	990,842
WesBanco, Inc.	11,252	453,681
Western Alliance Bancorp (A)	29,609	1,414,718
Wintrust Financial Corp.	17,093	1,302,487
Capital markets – 2.9%
Ares Management Corp., Class A	15,615	381,787
BGC Partners, Inc., Class A	71,521	386,213
Eaton Vance Corp.	34,689	1,442,022
Evercore, Inc., Class A	12,649	1,232,392
Federated Investors, Inc., Class B	28,702	882,012
Hamilton Lane, Inc., Class A	4,774	233,258
Houlihan Lokey, Inc.	10,416	513,717
Interactive Brokers Group, Inc., Class A	21,430	1,162,363
Janus Henderson Group PLC	54,908	1,376,544
Lazard, Ltd., Class A	36,639	1,424,524
Legg Mason, Inc.	34,655	1,159,210
Moelis & Company, Class A	13,741	562,694
PJT Partners, Inc., Class A	6,154	265,360
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
Stifel Financial Corp.	21,884	$1,305,818
Virtu Financial, Inc., Class A (B)	13,844	340,286
Consumer finance – 1.3%
FirstCash, Inc.	13,911	1,358,826
Green Dot Corp., Class A (A)	14,729	939,268
Navient Corp.	77,802	1,051,105
OneMain Holdings, Inc.	24,306	825,675
SLM Corp.	129,820	1,318,971
Insurance – 3.6%
American Equity Investment Life Holding Company	26,890	790,835
American National Insurance Company	3,283	371,931
Assured Guaranty, Ltd.	32,769	1,563,081
Axis Capital Holdings, Ltd.	25,737	1,463,148
Brighthouse Financial, Inc. (A)	30,974	1,294,403
Enstar Group, Ltd. (A)	3,336	591,339
Kemper Corp.	13,939	1,252,837
Mercury General Corp.	9,598	516,180
National General Holdings Corp.	19,980	492,507
Primerica, Inc.	15,788	2,057,019
RLI Corp.	15,569	1,266,227
Selective Insurance Group, Inc.	17,855	1,273,240
The Hanover Insurance Group, Inc.	15,443	1,862,580
White Mountains Insurance Group, Ltd.	1,274	1,196,337
Thrifts and mortgage finance – 1.5%
Essent Group, Ltd. (A)	26,607	1,262,502
LendingTree, Inc. (A)(B)	2,490	958,202
MGIC Investment Corp. (A)	106,866	1,564,518
Radian Group, Inc.	63,917	1,496,936
TFS Financial Corp.	16,992	282,747
Washington Federal, Inc.	34,292	1,136,437
Health care – 8.2%		36,207,037
Biotechnology – 1.6%
Agios Pharmaceuticals, Inc. (A)(B)	15,194	849,648
Allogene Therapeutics, Inc. (A)(B)	6,577	196,981
Emergent BioSolutions, Inc. (A)	12,744	658,610
FibroGen, Inc. (A)	22,398	1,046,659
Genomic Health, Inc. (A)	6,387	410,876
Global Blood Therapeutics, Inc. (A)(B)	15,659	867,509
Halozyme Therapeutics, Inc. (A)	37,656	607,391
Ligand Pharmaceuticals, Inc. (A)(B)	6,137	772,341
Repligen Corp. (A)	10,344	696,979
Ultragenyx Pharmaceutical, Inc. (A)	15,414	1,017,324
Health care equipment and supplies – 2.7%
Cantel Medical Corp.	11,651	803,220
Globus Medical, Inc., Class A (A)	23,137	1,043,247
Haemonetics Corp. (A)	15,686	1,369,074
Inogen, Inc. (A)(B)	5,354	467,404
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	73

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care equipment and supplies (continued)
Integer Holdings Corp. (A)	8,464	$584,778
Integra LifeSciences Holdings Corp. (A)	21,494	1,121,772
LivaNova PLC (A)	14,039	967,147
Merit Medical Systems, Inc. (A)	15,923	894,554
Neogen Corp. (A)	15,349	931,070
NuVasive, Inc. (A)	15,711	952,087
Penumbra, Inc. (A)(B)	8,998	1,210,231
Quidel Corp. (A)	9,676	618,683
Wright Medical Group NV (A)	35,405	1,046,914
Health care providers and services – 2.2%
Acadia Healthcare Company, Inc. (A)(B)	21,354	683,755
Amedisys, Inc. (A)	8,270	1,057,071
AMN Healthcare Services, Inc. (A)	14,462	752,892
Chemed Corp.	5,004	1,635,207
Covetrus, Inc. (A)	32,665	1,073,699
HealthEquity, Inc. (A)	15,312	1,037,388
LHC Group, Inc. (A)	8,453	939,213
MEDNAX, Inc. (A)	20,336	568,798
Premier, Inc., Class A (A)	19,055	633,198
Tenet Healthcare Corp. (A)	29,844	653,584
The Ensign Group, Inc.	14,773	761,105
Health care technology – 1.0%
HMS Holdings Corp. (A)	25,117	764,310
Medidata Solutions, Inc. (A)	18,231	1,646,989
Omnicell, Inc. (A)	12,141	975,651
Teladoc Health, Inc. (A)(B)	18,422	1,047,843
Life sciences tools and services – 0.2%
Syneos Health, Inc. (A)	18,009	845,162
Pharmaceuticals – 0.5%
Amneal Pharmaceuticals, Inc. (A)(B)	26,877	345,907
Endo International PLC (A)	40,861	306,458
Horizon Pharma PLC (A)	52,656	1,344,308
Industrials – 15.9%		69,783,214
Aerospace and defense – 0.9%
Aerojet Rocketdyne Holdings, Inc. (A)	21,421	725,315
BWX Technologies, Inc.	28,555	1,459,161
Mercury Systems, Inc. (A)	14,430	1,053,679
Moog, Inc., Class A	9,939	930,688
Airlines – 0.7%
Copa Holdings SA, Class A	9,502	791,137
SkyWest, Inc.	16,543	1,018,883
Spirit Airlines, Inc. (A)	21,561	1,172,487
Building products – 0.9%
Armstrong World Industries, Inc.	14,246	1,234,701
Resideo Technologies, Inc. (A)	37,369	848,276
Simpson Manufacturing Company, Inc.	12,223	778,361
Trex Company, Inc. (A)	17,527	1,214,095
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Commercial services and supplies – 1.9%
Cimpress NV (A)	7,031	$635,602
Clean Harbors, Inc. (A)	16,616	1,262,816
Healthcare Services Group, Inc. (B)	22,894	774,962
MSA Safety, Inc.	11,192	1,230,113
Stericycle, Inc. (A)	23,627	1,379,581
Tetra Tech, Inc.	16,625	1,075,970
The Brink's Company	15,060	1,203,746
UniFirst Corp.	4,795	758,233
Construction and engineering – 1.8%
AECOM (A)	46,400	1,572,960
EMCOR Group, Inc.	22,652	1,905,939
KBR, Inc.	42,552	945,505
MasTec, Inc. (A)	19,786	1,002,161
Quanta Services, Inc.	33,551	1,362,171
Valmont Industries, Inc.	7,151	964,241
Electrical equipment – 1.2%
EnerSys	16,856	1,166,267
Generac Holdings, Inc. (A)	20,847	1,146,377
GrafTech International, Ltd.	21,413	245,179
nVent Electric PLC	50,391	1,408,428
Regal Beloit Corp.	15,330	1,304,276
Machinery – 3.8%
AGCO Corp.	12,975	918,371
Barnes Group, Inc.	15,493	861,721
Chart Industries, Inc. (A)	8,273	730,258
Colfax Corp. (A)	27,205	820,775
Crane Company	1,669	141,948
Gates Industrial Corp. PLC (A)	17,137	275,563
Hillenbrand, Inc.	18,970	816,089
ITT, Inc.	32,147	1,946,501
John Bean Technologies Corp.	9,535	1,046,848
Kennametal, Inc.	24,846	1,011,232
Navistar International Corp. (A)	15,225	519,782
Oshkosh Corp.	14,639	1,209,035
Proto Labs, Inc. (A)	7,903	867,670
RBC Bearings, Inc. (A)	7,381	1,015,257
Rexnord Corp. (A)	32,175	920,205
Terex Corp.	30,312	1,010,299
The Timken Company	22,064	1,057,969
Trinity Industries, Inc.	42,009	905,714
Watts Water Technologies, Inc., Class A	8,340	713,821
Marine – 0.4%
Kirby Corp. (A)	18,974	1,550,555
Professional services – 1.3%
ASGN, Inc. (A)	15,712	990,484
Exponent, Inc.	15,527	879,139
FTI Consulting, Inc. (A)	11,316	961,634
Insperity, Inc.	10,916	1,305,117
Korn Ferry	16,088	756,458
74	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Professional services (continued)
TriNet Group, Inc. (A)	13,671	$852,250
Road and rail – 1.4%
Avis Budget Group, Inc. (A)	21,779	774,243
Genesee & Wyoming, Inc., Class A (A)	18,832	1,669,457
Landstar System, Inc.	14,953	1,629,279
Ryder System, Inc.	16,210	1,021,230
Schneider National, Inc., Class B	20,384	426,026
Werner Enterprises, Inc.	13,879	464,947
Trading companies and distributors – 1.4%
Air Lease Corp.	31,242	1,204,692
Beacon Roofing Supply, Inc. (A)	19,486	733,843
GATX Corp.	11,540	890,080
MSC Industrial Direct Company, Inc., Class A	13,843	1,157,967
Triton International, Ltd.	15,113	497,973
Univar, Inc. (A)	32,378	723,001
WESCO International, Inc. (A)	16,182	926,258
Transportation infrastructure – 0.2%
Macquarie Infrastructure Corp.	24,888	1,008,213
Information technology – 12.9%		56,638,661
Communications equipment – 1.2%
EchoStar Corp., Class A (A)	9,979	397,663
Finisar Corp. (A)	35,019	844,308
Lumentum Holdings, Inc. (A)	22,955	1,422,521
ViaSat, Inc. (A)	17,477	1,587,261
Viavi Solutions, Inc. (A)	67,640	899,612
Electronic equipment, instruments and components – 2.8%
Avnet, Inc.	32,119	1,561,305
AVX Corp.	17,692	288,557
Belden, Inc.	16,686	926,907
Coherent, Inc. (A)	7,104	1,051,463
II-VI, Inc. (A)	18,532	738,315
Jabil, Inc.	46,929	1,417,725
Littelfuse, Inc.	7,532	1,514,309
Novanta, Inc. (A)	10,036	873,333
Rogers Corp. (A)	5,507	922,533
SYNNEX Corp.	8,005	863,579
Tech Data Corp. (A)	14,017	1,494,352
Vishay Intertechnology, Inc.	41,672	825,522
IT services – 1.9%
CACI International, Inc., Class A (A)	7,497	1,461,465
Conduent, Inc. (A)	54,813	703,251
CoreLogic, Inc. (A)	31,240	1,268,656
LiveRamp Holdings, Inc. (A)	19,389	1,130,960
MAXIMUS, Inc.	23,569	1,735,857
Perspecta, Inc.	44,538	1,027,937
Science Applications International Corp.	15,898	1,191,555
Semiconductors and semiconductor equipment – 2.2%
Cabot Microelectronics Corp.	8,775	1,107,844
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Cirrus Logic, Inc. (A)	18,697	$889,603
Entegris, Inc.	42,333	1,729,726
MKS Instruments, Inc.	16,175	1,472,087
Semtech Corp. (A)	19,650	1,058,546
Silicon Laboratories, Inc. (A)	15,441	1,662,378
Versum Materials, Inc.	33,676	1,757,214
Software – 4.2%
2U, Inc. (A)(B)	17,548	1,061,654
ACI Worldwide, Inc. (A)	35,124	1,247,604
Alarm.com Holdings, Inc. (A)	10,511	745,020
Alteryx, Inc., Class A (A)	10,739	951,905
Anaplan, Inc. (A)	4,855	191,141
Appfolio, Inc., Class A (A)	2,659	258,215
Blackbaud, Inc.	14,916	1,182,690
Cloudera, Inc. (A)	59,881	666,476
Envestnet, Inc. (A)	13,742	975,545
FireEye, Inc. (A)	58,077	930,394
j2 Global, Inc.	17,016	1,490,942
LogMeIn, Inc.	2,142	176,501
Manhattan Associates, Inc. (A)	20,206	1,362,895
Mimecast, Ltd. (A)	12,275	632,285
Nuance Communications, Inc. (A)	89,100	1,499,553
Paylocity Holding Corp. (A)	9,757	942,038
Pegasystems, Inc.	12,246	918,572
Pluralsight, Inc., Class A (A)	12,380	439,366
Qualys, Inc. (A)	9,877	891,498
Smartsheet, Inc., Class A (A)	8,159	345,370
Tenable Holdings, Inc. (A)(B)	6,890	247,351
Verint Systems, Inc. (A)	19,694	1,189,321
Technology hardware, storage and peripherals – 0.6%
NCR Corp. (A)	35,184	1,018,577
Pure Storage, Inc., Class A (A)	63,316	1,447,404
Materials – 6.0%		26,375,206
Chemicals – 3.6%
Ashland Global Holdings, Inc.	18,840	1,517,185
Balchem Corp.	9,556	970,030
Cabot Corp.	22,609	1,025,996
Element Solutions, Inc. (A)	69,392	753,597
HB Fuller Company	17,413	852,715
Ingevity Corp. (A)	12,594	1,448,436
NewMarket Corp.	2,863	1,201,258
Olin Corp.	51,639	1,120,050
PolyOne Corp.	31,079	859,024
Quaker Chemical Corp.	3,978	890,356
Sensient Technologies Corp.	17,136	1,201,576
The Scotts Miracle-Gro Company	12,398	1,054,078
Valvoline, Inc.	59,461	1,100,029
W.R. Grace & Company	20,694	1,564,053
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	75

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Construction materials – 0.3%
Eagle Materials, Inc.	15,187	$1,380,650
Containers and packaging – 1.1%
Ardagh Group SA	5,763	79,990
Bemis Company, Inc.	27,546	1,581,691
Graphic Packaging Holding Company	92,973	1,290,465
Owens-Illinois, Inc.	48,325	954,902
Silgan Holdings, Inc.	31,759	950,864
Metals and mining – 0.5%
Allegheny Technologies, Inc. (A)(B)	37,927	945,141
Cleveland-Cliffs, Inc. (B)	86,088	860,019
United States Steel Corp.	36,871	575,188
Paper and forest products – 0.5%
Domtar Corp.	21,793	1,065,678
Louisiana-Pacific Corp.	45,199	1,132,235
Real estate – 10.7%		46,774,271
Equity real estate investment trusts – 10.1%
Americold Realty Trust	29,232	935,716
Apple Hospitality REIT, Inc.	66,422	1,092,642
Brandywine Realty Trust	56,237	865,487
Brixmor Property Group, Inc.	91,132	1,629,440
Colony Capital, Inc.	147,102	756,104
Columbia Property Trust, Inc.	41,138	934,244
CoreCivic, Inc.	34,212	711,952
CoreSite Realty Corp.	10,982	1,201,541
Corporate Office Properties Trust	33,844	943,571
Cousins Properties, Inc.	130,040	1,244,483
EastGroup Properties, Inc.	10,977	1,255,000
Empire State Realty Trust, Inc., Class A	50,159	775,458
Equity Commonwealth	39,060	1,242,108
First Industrial Realty Trust, Inc.	38,086	1,343,293
Healthcare Realty Trust, Inc.	38,157	1,178,288
Highwoods Properties, Inc.	31,521	1,405,206
Hospitality Properties Trust	52,165	1,356,290
Hudson Pacific Properties, Inc.	34,892	1,216,335
JBG SMITH Properties	35,313	1,502,568
Life Storage, Inc.	14,107	1,344,256
National Health Investors, Inc.	12,905	973,424
Outfront Media, Inc.	42,447	1,011,512
Paramount Group, Inc.	63,759	923,868
Pebblebrook Hotel Trust	39,329	1,280,552
Physicians Realty Trust	55,604	1,004,208
Piedmont Office Realty Trust, Inc., Class A	51,937	1,081,328
PotlatchDeltic Corp.	19,042	736,164
PS Business Parks, Inc.	6,922	1,063,358
Rayonier, Inc.	38,945	1,238,062
Retail Properties of America, Inc., Class A	79,659	979,009
Rexford Industrial Realty, Inc.	29,387	1,113,473
RLJ Lodging Trust	54,016	994,435
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Ryman Hospitality Properties, Inc.	16,841	$1,340,544
Sabra Health Care REIT, Inc.	55,555	1,086,656
Senior Housing Properties Trust	78,879	633,398
Spirit Realty Capital, Inc.	27,215	1,101,119
STAG Industrial, Inc.	34,352	988,651
Sunstone Hotel Investors, Inc.	69,289	997,762
Taubman Centers, Inc.	19,155	944,342
The GEO Group, Inc.	36,491	730,550
Weingarten Realty Investors	37,508	1,085,482
Real estate management and development – 0.6%
Cushman & Wakefield PLC (A)	15,747	309,271
Kennedy-Wilson Holdings, Inc.	39,442	849,581
Newmark Group, Inc., Class A	5,045	42,983
The Howard Hughes Corp. (A)	11,987	1,330,557
Utilities – 4.9%		21,478,948
Electric utilities – 1.8%
ALLETE, Inc.	15,978	1,301,408
Hawaiian Electric Industries, Inc.	42,825	1,776,381
IDACORP, Inc.	18,532	1,835,039
PNM Resources, Inc.	26,917	1,250,025
Portland General Electric Company	33,145	1,733,815
Gas utilities – 1.8%
National Fuel Gas Company	22,817	1,350,995
New Jersey Resources Corp.	30,165	1,510,663
ONE Gas, Inc.	15,980	1,414,550
South Jersey Industries, Inc.	27,401	880,120
Southwest Gas Holdings, Inc.	18,746	1,559,480
Spire, Inc.	15,308	1,288,781
Independent power and renewable electricity producers – 0.4%
Clearway Energy, Inc., Class A	10,790	165,842
Clearway Energy, Inc., Class C	22,562	358,059
Ormat Technologies, Inc.	13,028	760,314
TerraForm Power, Inc., Class A	18,089	245,287
Multi-utilities – 0.7%
Avista Corp.	21,121	911,160
Black Hills Corp.	17,988	1,308,807
NorthWestern Corp.	15,091	1,054,106
Water utilities – 0.2%
American States Water Company	10,877	774,116

SECURITIES LENDING COLLATERAL – 3.9%		$17,290,805
(Cost $17,290,515)
John Hancock Collateral Trust, 2.5189% (C)(D)	1,727,836	17,290,805
76	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.1%		$349,055
(Cost $349,055)
Money market funds – 0.1%		349,055
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.3673% (C)	349,055	349,055
Total investments (Multifactor Small Cap ETF) (Cost $443,314,310) 104.0%		$456,276,046
Other assets and liabilities, net (4.0%)		(17,342,976)
Total net assets 100.0%		$438,933,070

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-19.
(C)	The rate shown is the annualized seven-day yield as of 4-30-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR TECHNOLOGY ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$61,765,356
(Cost $54,728,264)
Health care – 0.8%		493,206
Health care technology – 0.8%
Medidata Solutions, Inc. (A)	1,708	154,301
Veeva Systems, Inc., Class A (A)	2,423	338,905
Industrials – 1.4%		858,413
Professional services – 1.4%
Verisk Analytics, Inc.	6,082	858,413
Information technology – 97.8%		60,413,737
Communications equipment – 8.3%
Arista Networks, Inc. (A)	979	305,732
Ciena Corp. (A)	5,779	221,682
Cisco Systems, Inc.	52,993	2,964,958
CommScope Holding Company, Inc. (A)	6,660	165,035
F5 Networks, Inc. (A)	2,133	334,668
Juniper Networks, Inc.	11,484	318,911
Lumentum Holdings, Inc. (A)	1,272	78,826
Motorola Solutions, Inc.	4,364	632,387
Ubiquiti Networks, Inc. (B)	687	117,099
Electronic equipment, instruments and components – 4.8%
CDW Corp.	4,872	514,483
Corning, Inc.	25,903	825,011
FLIR Systems, Inc.	5,686	301,017
Jabil, Inc.	9,322	281,618
Littelfuse, Inc.	1,041	209,293
National Instruments Corp.	4,685	220,664
SYNNEX Corp.	1,822	196,557
MULTIFACTOR TECHNOLOGY ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
Trimble, Inc. (A)	10,548	$430,569
IT services – 15.6%
Akamai Technologies, Inc. (A)	5,390	431,523
Amdocs, Ltd.	4,331	238,551
Black Knight, Inc. (A)	5,970	336,827
CACI International, Inc., Class A (A)	916	178,565
Cognizant Technology Solutions Corp., Class A	8,413	613,812
DXC Technology Company	8,158	536,307
EPAM Systems, Inc. (A)	1,338	239,984
First Data Corp., Class A (A)	24,142	624,312
Fiserv, Inc. (A)	8,216	716,764
Genpact, Ltd.	5,739	208,326
GoDaddy, Inc., Class A (A)	3,889	316,954
IBM Corp.	9,859	1,382,922
Jack Henry & Associates, Inc.	3,021	450,310
Leidos Holdings, Inc.	4,640	340,947
MAXIMUS, Inc.	3,214	236,711
MongoDB, Inc. (A)(B)	712	100,335
Okta, Inc. (A)	1,942	202,026
Science Applications International Corp.	2,229	167,064
Square, Inc., Class A (A)	3,002	218,606
Total System Services, Inc.	7,129	728,869
Twilio, Inc., Class A (A)	3,262	447,351
VeriSign, Inc. (A)	2,868	566,287
WEX, Inc. (A)	1,808	380,222
Semiconductors and semiconductor equipment – 28.2%
Advanced Micro Devices, Inc. (A)	21,433	592,194
Analog Devices, Inc.	6,135	713,132
Applied Materials, Inc.	11,766	518,528
Broadcom, Inc.	5,432	1,729,549
Cree, Inc. (A)	3,785	250,151
Cypress Semiconductor Corp.	8,675	149,037
Entegris, Inc.	4,688	191,552
Intel Corp.	64,492	3,291,672
KLA-Tencor Corp.	5,724	729,696
Lam Research Corp.	4,967	1,030,305
Marvell Technology Group, Ltd.	14,819	370,771
Maxim Integrated Products, Inc.	12,001	720,060
Microchip Technology, Inc. (B)	8,222	821,296
Micron Technology, Inc. (A)	23,468	987,064
Monolithic Power Systems, Inc.	966	150,416
NVIDIA Corp.	4,138	748,978
ON Semiconductor Corp. (A)	15,066	347,422
Qorvo, Inc. (A)	4,140	313,025
QUALCOMM, Inc.	13,116	1,129,681
Skyworks Solutions, Inc.	5,783	509,945
Teradyne, Inc.	7,177	351,673
Texas Instruments, Inc.	10,225	1,204,812
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	77

MULTIFACTOR TECHNOLOGY ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Universal Display Corp. (B)	989	$157,844
Xilinx, Inc.	3,186	382,766
Software – 29.0%
2U, Inc. (A)	907	54,874
Adobe, Inc. (A)	3,659	1,058,366
Alteryx, Inc., Class A (A)	816	72,330
Anaplan, Inc. (A)	416	16,378
ANSYS, Inc. (A)	2,496	488,717
Aspen Technology, Inc. (A)	1,751	213,464
Atlassian Corp. PLC, Class A (A)	2,187	240,898
Autodesk, Inc. (A)	2,007	357,667
Blackbaud, Inc.	1,240	98,320
Cadence Design Systems, Inc. (A)	6,623	459,504
CDK Global, Inc.	3,217	194,049
Ceridian HCM Holding, Inc. (A)	910	48,367
Citrix Systems, Inc.	4,390	443,214
Cloudera, Inc. (A)	4,936	54,938
Coupa Software, Inc. (A)	1,107	114,386
DocuSign, Inc. (A)	2,552	144,622
Dropbox, Inc., Class A (A)	3,701	90,230
Elastic NV (A)(B)	199	17,024
Fortinet, Inc. (A)	2,639	246,535
Guidewire Software, Inc. (A)	2,537	270,191
j2 Global, Inc.	1,977	173,225
LogMeIn, Inc.	1,308	107,779
Microsoft Corp.	30,486	3,981,472
New Relic, Inc. (A)	859	90,401
Nuance Communications, Inc. (A)	9,809	165,085
Nutanix, Inc., Class A (A)(B)	2,780	120,068
Oracle Corp.	34,725	1,921,334
Palo Alto Networks, Inc. (A)	1,803	448,640
Pegasystems, Inc.	1,071	80,336
Pivotal Software, Inc., Class A (A)	2,303	49,975
Pluralsight, Inc., Class A (A)	1,029	36,519
Proofpoint, Inc. (A)	1,078	135,203
PTC, Inc. (A)	3,021	273,310
RealPage, Inc. (A)	2,386	155,591
Red Hat, Inc. (A)	2,221	405,399
RingCentral, Inc., Class A (A)	1,396	162,453
salesforce.com, Inc. (A)	7,258	1,200,110
ServiceNow, Inc. (A)	1,654	449,078
Smartsheet, Inc., Class A (A)	646	27,345
SolarWinds Corp. (A)	1,017	19,882
Splunk, Inc. (A)	2,857	394,380
SS&C Technologies Holdings, Inc.	7,907	534,988
Symantec Corp.	13,663	330,781
Synopsys, Inc. (A)	5,116	619,445
Tableau Software, Inc., Class A (A)	1,428	173,945
Teradata Corp. (A)	3,714	168,876
MULTIFACTOR TECHNOLOGY ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
Tyler Technologies, Inc. (A)	1,159	$268,784
VMware, Inc., Class A	859	175,348
Workday, Inc., Class A (A)	1,379	283,564
Zendesk, Inc. (A)	2,156	189,254
Zscaler, Inc. (A)	1,094	74,731
Technology hardware, storage and peripherals – 11.9%
Apple, Inc.	19,709	3,955,002
Dell Technologies, Inc., Class C (A)	3,518	237,148
Hewlett Packard Enterprise Company	48,038	759,481
HP, Inc.	19,844	395,888
NetApp, Inc.	8,279	603,125
Pure Storage, Inc., Class A (A)	6,476	148,041
Seagate Technology PLC	9,054	437,489
Western Digital Corp.	10,047	513,603
Xerox Corp.	8,661	288,931

SECURITIES LENDING COLLATERAL – 1.0%		$595,033
(Cost $595,027)
John Hancock Collateral Trust, 2.5189% (C)(D)	59,460	595,033

SHORT-TERM INVESTMENTS – 0.1%		$84,834
(Cost $84,834)
Money market funds – 0.1%		84,834
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.3673% (C)	84,834	84,834
Total investments (Multifactor Technology ETF) (Cost $55,408,125) 101.1%		$62,445,223
Other assets and liabilities, net (1.1%)		(657,364)
Total net assets 100.0%		$61,787,859

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-19.
(C)	The rate shown is the annualized seven-day yield as of 4-30-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR UTILITIES ETF

As of 4-30-19
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$29,431,041
(Cost $27,414,694)
Utilities – 99.9%		29,431,041
Electric utilities – 57.1%
ALLETE, Inc.	1,973	160,701
Alliant Energy Corp.	10,671	503,991
American Electric Power Company, Inc.	13,038	1,115,401
Avangrid, Inc.	3,018	154,552
Duke Energy Corp.	10,586	964,596
78	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR UTILITIES ETF (continued)

	Shares or Principal Amount	Value
Utilities (continued)
Electric utilities (continued)
Edison International	17,251	$1,100,096
Entergy Corp.	11,563	1,120,455
Evergy, Inc.	12,969	749,868
Eversource Energy	16,752	1,200,448
Exelon Corp.	33,674	1,715,690
FirstEnergy Corp.	23,164	973,583
Hawaiian Electric Industries, Inc.	6,682	277,169
IDACORP, Inc.	1,722	170,512
NextEra Energy, Inc.	4,689	911,729
OGE Energy Corp.	6,704	283,847
Pinnacle West Capital Corp.	7,062	672,797
Portland General Electric Company	5,385	281,689
PPL Corp.	49,347	1,540,120
The Southern Company	27,331	1,454,556
Xcel Energy, Inc.	26,206	1,480,639
Gas utilities – 5.8%
Atmos Energy Corp.	4,632	474,039
New Jersey Resources Corp.	2,120	106,170
ONE Gas, Inc.	2,469	218,556
Southwest Gas Holdings, Inc.	3,201	266,291
Spire, Inc.	1,943	163,581
UGI Corp.	8,857	482,795
Independent power and renewable electricity producers – 4.5%
AES Corp.	29,721	508,824
NRG Energy, Inc.	10,239	421,540
Vistra Energy Corp.	13,898	378,721
Multi-utilities – 29.3%
Ameren Corp.	14,539	1,058,003
Black Hills Corp.	3,221	234,360
CenterPoint Energy, Inc.	21,282	659,742
CMS Energy Corp.	12,308	683,709
Consolidated Edison, Inc.	15,974	1,376,320
Dominion Energy, Inc.	10,066	783,839
DTE Energy Company	8,633	1,085,254
NiSource, Inc.	15,087	419,117
Public Service Enterprise Group, Inc.	13,383	798,296
Sempra Energy	4,336	554,791
WEC Energy Group, Inc.	12,490	979,591
Water utilities – 3.2%
American Water Works Company, Inc.	6,812	736,990
Aqua America, Inc.	5,327	208,073
MULTIFACTOR UTILITIES ETF (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.2%		$69,219
(Cost $69,219)
Money market funds – 0.2%		69,219
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.3673% (A)	69,219	69,219
Total investments (Multifactor Utilities ETF) (Cost $27,483,913) 100.1%		$29,500,260
Other assets and liabilities, net (0.1%)		(33,349)
Total net assets 100.0%		$29,466,911

Security Abbreviations and Legend
(A)	The rate shown is the annualized seven-day yield as of 4-30-19.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	79

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 4-30-19

	Multifactor Consumer Discretionary ETF	Multifactor Consumer Staples ETF	Multifactor Developed International ETF	Multifactor Emerging Markets ETF
Assets
Unaffiliated investments, at value	$42,190,882	$28,869,615	$508,242,650	$815,952,102
Affiliated investments, at value	1,156,793	216,306	30,501,151	4,188,357
Total investments, at value	43,347,675	29,085,921	538,743,801	820,140,459
Foreign currency, at value	—	—	938,146	2,131,839
Dividends and interest receivable	25,523	42,206	2,839,962	763,937
Receivable for fund shares sold	674,586	—	—	2,587,297
Receivable for securities lending income	328	109	20,797	4,475
Other assets	7,701	7,594	10,749	39,170
Total assets	44,055,813	29,135,830	542,553,455	825,667,177
Liabilities
Payable for investments purchased	673,565	—	16,781	3,395,618
Payable upon return of securities loaned	1,157,527	216,307	30,498,866	4,187,533
Payable to affiliates
Investment management fees	5,058	846	139,957	267,565
Accounting and legal services fees	2,513	1,690	30,048	43,594
Transfer agent fees	5,001	5,001	5,000	2,084
Trustees' fees	25	18	313	492
Other liabilities and accrued expenses	50,478	49,671	95,314	188,070
Total liabilities	1,894,167	273,533	30,786,279	8,084,956
Net assets	$42,161,646	$28,862,297	$511,767,176	$817,582,221
Net assets consist of
Paid-in capital	$41,608,042	$28,145,006	$475,566,537	$775,727,726
Total distributable earnings (loss)	553,604	717,291	36,200,639	41,854,495
Net assets	$42,161,646	$28,862,297	$511,767,176	$817,582,221
Unaffiliated investments, at cost	$38,701,293	$27,695,583	$475,014,873	$774,575,479
Affiliated investments, at cost	$1,156,784	$216,302	$30,500,680	$4,188,295
Foreign currency, at cost	—	—	$943,994	$2,158,631
Securities loaned, at value	$1,127,293	$213,221	$29,086,028	$3,943,781
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$42,161,646	$28,862,297	$511,767,176	$817,582,221
Shares outstanding	1,250,000	1,030,000	17,800,000	31,600,000
Net asset value per share	$33.73	$28.02	$28.75	$25.87
80	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 4-30-19

Continued
	Multifactor Energy ETF	Multifactor Financials ETF	Multifactor Healthcare ETF	Multifactor Industrials ETF
Assets
Unaffiliated investments, at value	$26,244,469	$47,654,777	$53,686,684	$32,213,739
Affiliated investments, at value	—	—	637,469	257,948
Total investments, at value	26,244,469	47,654,777	54,324,153	32,471,687
Dividends and interest receivable	45,741	34,413	33,919	13,188
Receivable for securities lending income	—	—	241	53
Receivable from affiliates	616	—	—	—
Other assets	7,488	8,118	7,920	7,670
Total assets	26,298,314	47,697,308	54,366,233	32,492,598
Liabilities
Payable upon return of securities loaned	—	—	637,395	257,916
Payable to affiliates
Investment management fees	—	8,005	7,068	1,700
Accounting and legal services fees	1,397	3,202	3,807	1,705
Transfer agent fees	5,001	5,001	5,001	5,001
Trustees' fees	14	35	40	18
Other liabilities and accrued expenses	49,593	53,840	51,412	49,747
Total liabilities	56,005	70,083	704,723	316,087
Net assets	$26,242,309	$47,627,225	$53,661,510	$32,176,511
Net assets consist of
Paid-in capital	$30,804,414	$45,518,431	$53,959,873	$30,954,629
Total distributable earnings (loss)	(4,562,105)	2,108,794	(298,363)	1,221,882
Net assets	$26,242,309	$47,627,225	$53,661,510	$32,176,511
Unaffiliated investments, at cost	$28,665,650	$44,846,952	$53,018,300	$29,551,518
Affiliated investments, at cost	—	—	$637,453	$257,944
Securities loaned, at value	—	—	$620,870	$253,396
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$26,242,309	$47,627,225	$53,661,510	$32,176,511
Shares outstanding	980,000	1,250,000	1,610,000	860,000
Net asset value per share	$26.78	$38.10	$33.33	$37.41
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	81

STATEMENTS OF ASSETS AND LIABILITIES 4-30-19

Continued
	Multifactor Large Cap ETF	Multifactor Materials ETF	Multifactor Media and Communications ETF	Multifactor Mid Cap ETF
Assets
Unaffiliated investments, at value	$921,936,700	$22,761,003	$23,581,882	$1,030,059,724
Affiliated investments, at value	4,260,052	—	—	11,926,516
Total investments, at value	926,196,752	22,761,003	23,581,882	1,041,986,240
Cash	—	—	4,139	—
Dividends and interest receivable	702,771	41,319	6,452	606,968
Receivable for fund shares sold	—	650,120	19,247,455	2,744,743
Receivable for securities lending income	1,274	—	—	4,214
Receivable from affiliates	—	969	13,067	—
Other assets	18,319	7,614	22,214	14,980
Total assets	926,919,116	23,461,025	42,875,209	1,045,357,145
Liabilities
Payable for investments purchased	465,284	650,628	19,235,621	2,744,033
Payable upon return of securities loaned	4,260,564	—	—	11,924,894
Payable to affiliates
Investment management fees	207,216	—	—	306,993
Accounting and legal services fees	68,833	1,288	142	57,450
Transfer agent fees	5,001	5,001	—	5,001
Trustees' fees	543	13	2	593
Other liabilities and accrued expenses	126,627	49,890	42,824	124,569
Total liabilities	5,134,068	706,820	19,278,589	15,163,533
Net assets	$921,785,048	$22,754,205	$23,596,620	$1,030,193,612
Net assets consist of
Paid-in capital	$817,534,622	$23,116,652	$23,535,114	$958,349,127
Total distributable earnings (loss)	104,250,426	(362,447)	61,506	71,844,485
Net assets	$921,785,048	$22,754,205	$23,596,620	$1,030,193,612
Unaffiliated investments, at cost	$816,526,823	$22,311,103	$23,525,998	$945,325,253
Affiliated investments, at cost	$4,259,972	—	—	$11,926,285
Securities loaned, at value	$4,176,838	—	—	$11,695,983
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$921,785,048	$22,754,205	$23,596,620	$1,030,193,612
Shares outstanding	24,275,000	700,000	890,000	28,150,000
Net asset value per share	$37.97	$32.51	$26.51	$36.60
82	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 4-30-19

Continued
	Multifactor Small Cap ETF	Multifactor Technology ETF	Multifactor Utilities ETF
Assets
Unaffiliated investments, at value	$438,985,241	$61,850,190	$29,500,260
Affiliated investments, at value	17,290,805	595,033	—
Total investments, at value	456,276,046	62,445,223	29,500,260
Dividends and interest receivable	178,875	472	16,485
Receivable for securities lending income	4,479	171	—
Other assets	4,877	8,200	7,674
Total assets	456,464,277	62,454,066	29,524,419
Liabilities
Payable upon return of securities loaned	17,284,657	595,043	—
Payable to affiliates
Investment management fees	150,137	9,497	885
Accounting and legal services fees	24,312	3,892	1,842
Transfer agent fees	5,016	5,001	5,001
Trustees' fees	258	42	19
Other liabilities and accrued expenses	66,827	52,732	49,761
Total liabilities	17,531,207	666,207	57,508
Net assets	$438,933,070	$61,787,859	$29,466,911
Net assets consist of
Paid-in capital	$437,626,111	$56,008,632	$28,214,439
Total distributable earnings (loss)	1,306,959	5,779,227	1,252,472
Net assets	$438,933,070	$61,787,859	$29,466,911
Unaffiliated investments, at cost	$426,023,795	$54,813,098	$27,483,913
Affiliated investments, at cost	$17,290,515	$595,027	—
Securities loaned, at value	$16,660,738	$589,016	—
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$438,933,070	$61,787,859	$29,466,911
Shares outstanding	16,325,000	1,220,000	930,000
Net asset value per share	$26.89	$50.65	$31.68
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	83

STATEMENTS OF OPERATIONS For the year ended 4-30-19

	Multifactor Consumer Discretionary ETF	Multifactor Consumer Staples ETF	Multifactor Developed International ETF	Multifactor Emerging Markets ETF[1]
Investment income
Dividends	$698,072	$872,440	$8,630,012	$4,014,842
Securities lending	9,220	1,844	53,565	13,966
Interest	1,844	1,291	14,801	22,131
Non-cash dividends	—	—	504,061	94,030
Less foreign taxes withheld	(101)	—	(741,423)	(572,187)
Total investment income	709,035	875,575	8,461,016	3,572,782
Expenses
Investment management fees	184,966	112,082	1,020,950	1,364,968
Accounting and legal services fees	8,919	5,406	45,372	51,866
Transfer agent fees	10,934	10,934	9,959	2,084
Trustees' fees	843	569	3,319	2,541
Custodian fees	58,124	62,181	89,707	149,709
Printing and postage	15,144	14,201	23,193	27,632
Professional fees	17,941	17,685	24,544	46,066
Stock exchange listing fees	7,566	6,234	7,773	3,995
Other	10,114	10,131	13,665	9,243
Total expenses	314,551	239,423	1,238,482	1,658,104
Less expense reductions	(111,912)	(116,847)	(216,473)	(367,699)
Net expenses	202,639	122,576	1,022,009	1,290,405
Net investment income	506,396	752,999	7,439,007	2,282,377
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(2,279,160)	(429,475)	(2,775,551)	(1,398,977)
Affiliated investments	224	254	2,516	762
Futures contracts	—	—	332,437	144,833
Redemptions in kind	5,742,107	(79,452)	3,654,912	1,286,885
	3,463,171	(508,673)	1,214,314	33,503
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	201,229	2,552,539	29,077,868	41,340,842
Affiliated investments	(109)	(27)	192	62
	201,120	2,552,512	29,078,060	41,340,904
Net realized and unrealized gain	3,664,291	2,043,839	30,292,374	41,374,407
Increase (decrease) in net assets from operations	$4,170,687	$2,796,838	$37,731,381	$43,656,784

[1]	Period from 9-27-18 (commencement of operations) to 4-30-19.
84	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 4-30-19

Continued

	Multifactor Energy ETF	Multifactor Financials ETF	Multifactor Healthcare ETF	Multifactor Industrials ETF
Investment income
Dividends	$664,665	$1,228,680	$1,533,413	$565,839
Securities lending	2,441	900	876	698
Interest	1,624	2,169	2,297	1,566
Non-cash dividends	—	—	—	12,904
Less foreign taxes withheld	(539)	(301)	—	(5)
Total investment income	668,191	1,231,448	1,536,586	581,002
Expenses
Investment management fees	131,661	259,076	247,339	114,593
Accounting and legal services fees	6,426	12,347	12,051	5,548
Transfer agent fees	10,934	10,934	10,934	10,934
Trustees' fees	688	1,124	1,058	565
Custodian fees	62,194	58,243	58,256	62,173
Printing and postage	14,880	16,841	15,428	14,380
Professional fees	19,261	21,226	19,900	17,208
Stock exchange listing fees	6,234	7,566	7,567	6,234
Other	10,162	9,671	10,355	10,187
Total expenses	262,440	397,028	382,888	241,822
Less expense reductions	(117,758)	(112,957)	(112,606)	(116,412)
Net expenses	144,682	284,071	270,282	125,410
Net investment income	523,509	947,377	1,266,304	455,592
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(1,255,929)	(596,919)	(1,399,144)	(1,363,406)
Affiliated investments	126	92	57	28
Futures contracts	167	2,205	—	—
Redemptions in kind	905,473	7,920,032	5,492,348	5,088,933
	(350,163)	7,325,410	4,093,261	3,725,555
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(5,089,713)	(6,337,111)	(1,351,877)	(1,124,573)
Affiliated investments	(44)	(13)	16	4
	(5,089,757)	(6,337,124)	(1,351,861)	(1,124,569)
Net realized and unrealized gain (loss)	(5,439,920)	988,286	2,741,400	2,600,986
Increase (decrease) in net assets from operations	$(4,916,411)	$1,935,663	$4,007,704	$3,056,578
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	85

STATEMENTS OF OPERATIONS For the year ended 4-30-19

Continued
	Multifactor Large Cap ETF	Multifactor Materials ETF	Multifactor Media and Communications ETF[1]	Multifactor Mid Cap ETF
Investment income
Dividends	$14,699,679	$462,949	$8,101	$12,354,326
Securities lending	24,157	—	—	57,852
Interest	12,286	1,417	8	15,710
Non-cash dividends	157,221	—	—	34,689
Less foreign taxes withheld	(39)	—	—	(3,128)
Total investment income	14,893,304	464,366	8,109	12,459,449
Expenses
Investment management fees	1,862,786	92,494	1,819	2,431,375
Accounting and legal services fees	149,992	4,445	142	132,838
Transfer agent fees	10,934	10,934	—	10,934
Trustees' fees	9,579	510	2	9,070
Custodian fees	116,911	62,137	2,511	112,739
Printing and postage	49,361	13,561	6,371	54,108
Professional fees	39,996	17,914	15,027	40,207
Stock exchange listing fees	7,567	6,234	921	7,567
Other	20,142	9,856	510	18,446
Total expenses	2,267,268	218,085	27,303	2,817,284
Less expense reductions	(48,914)	(116,785)	(25,388)	(47,732)
Net expenses	2,218,354	101,300	1,915	2,769,552
Net investment income	12,674,950	363,066	6,194	9,689,897
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(4,320,484)	(638,284)	(775)	(12,800,094)
Affiliated investments	1,607	—	—	5,650
Futures contracts	(66,295)	—	—	36,333
Redemptions in kind	13,820,906	2,072,301	—	26,432,504
	9,435,734	1,434,017	(775)	13,674,393
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	56,144,684	(2,749,386)	55,884	54,960,446
Affiliated investments	(187)	—	—	(344)
	56,144,497	(2,749,386)	55,884	54,960,102
Net realized and unrealized gain (loss)	65,580,231	(1,315,369)	55,109	68,634,495
Increase (decrease) in net assets from operations	$78,255,181	$(952,303)	$61,303	$78,324,392

[1]	Period from 3-12-19 (commencement of operations) to 4-30-19.
86	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 4-30-19

Continued

	Multifactor Small Cap ETF	Multifactor Technology ETF	Multifactor Utilities ETF
Investment income
Dividends	$3,462,377	$934,391	$951,084
Securities lending	38,943	8,062	—
Interest	5,344	2,525	1,139
Non-cash dividends	38,062	—	—
Less foreign taxes withheld	(4,836)	—	—
Total investment income	3,539,890	944,978	952,223
Expenses
Investment management fees	1,085,190	284,302	121,597
Accounting and legal services fees	44,052	13,807	5,937
Transfer agent fees	10,739	10,934	10,934
Trustees' fees	3,006	1,218	609
Custodian fees	53,171	58,297	62,217
Printing and postage	38,487	16,825	14,455
Professional fees	50,065	19,967	18,025
Stock exchange listing fees	5,749	7,567	6,234
Other	14,419	10,954	9,879
Total expenses	1,304,878	423,871	249,887
Less expense reductions	(219,644)	(112,471)	(117,055)
Net expenses	1,085,234	311,400	132,832
Net investment income	2,454,656	633,578	819,391
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(12,358,517)	(1,432,179)	(721,587)
Affiliated investments	6,111	498	—
Futures contracts	14,165	11,865	—
Redemptions in kind	9,859,261	13,777,313	2,283,248
	(2,478,980)	12,357,497	1,561,661
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	12,756,915	(2,473,529)	2,100,834
Affiliated investments	196	(88)	—
	12,757,111	(2,473,617)	2,100,834
Net realized and unrealized gain	10,278,131	9,883,880	3,662,495
Increase (decrease) in net assets from operations	$12,732,787	$10,517,458	$4,481,886
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	87

STATEMENTS OF CHANGES IN NET ASSETS

	Multifactor Consumer Discretionary ETF		Multifactor Consumer Staples ETF		Multifactor Developed International ETF
	Year ended 4-30-19	Year ended 4-30-18	Year ended 4-30-19	Year ended 4-30-18	Year ended 4-30-19	Year ended 4-30-18
Increase (decrease) in net assets
From operations
Net investment income	$506,396	$411,603	$752,999	$444,178	$7,439,007	$1,323,027
Net realized gain (loss)	3,463,171	2,437,099	(508,673)	(12,270)	1,214,314	3,845,804
Change in net unrealized appreciation (depreciation)	201,120	664,033	2,552,512	(1,421,700)	29,078,060	1,853,059
Increase (decrease) in net assets resulting from operations	4,170,687	3,512,735	2,796,838	(989,792)	37,731,381	7,021,890
Distributions to shareholders
From net investment income and net realized gain	(530,221)	—	(726,880)	—	(2,179,880)	—
From net investment income	—	(353,350)	—	(374,081)	—	(1,088,858)
From fund share transactions
Shares issued	29,178,495	21,733,939	28,284,271	18,068,125	442,661,741	50,277,139
Shares repurchased	(37,248,356)	(9,151,532)	(23,801,043)	(11,604,592)	(33,948,220)	(21,315,427)
Total from fund share transactions	(8,069,861)	12,582,407	4,483,228	6,463,533	408,713,521	28,961,712
Total increase (decrease)	(4,429,395)	15,741,792	6,553,186	5,099,660	444,265,022	34,894,744
Net assets
Beginning of year	46,591,041	30,849,249	22,309,111	17,209,451	67,502,154	32,607,410
End of year	$42,161,646	$46,591,041	$28,862,297	$22,309,111	$511,767,176	$67,502,154
Undistributed net investment income	(a)	$140,612	(a)	$156,588	(a)	$633,024
Share activity
Shares outstanding
Beginning of year	1,520,000	1,100,000	880,000	650,000	2,200,000	1,200,000
Shares issued	930,000	720,000	1,060,000	670,000	16,800,000	1,700,000
Shares repurchased	(1,200,000)	(300,000)	(910,000)	(440,000)	(1,200,000)	(700,000)
End of year	1,250,000	1,520,000	1,030,000	880,000	17,800,000	2,200,000

(a)	Not applicable for April 30, 2019. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
88	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multifactor Emerging Markets ETF	Multifactor Energy ETF		Multifactor Financials ETF
	Period ended 4-30-19[1]	Year ended 4-30-19	Year ended 4-30-18	Year ended 4-30-19	Year ended 4-30-18
Increase (decrease) in net assets
From operations
Net investment income	$2,282,377	$523,509	$514,843	$947,377	$704,427
Net realized gain (loss)	33,503	(350,163)	15,665	7,325,410	3,227,923
Change in net unrealized appreciation (depreciation)	41,340,904	(5,089,757)	2,661,687	(6,337,124)	4,211,461
Increase (decrease) in net assets resulting from operations	43,656,784	(4,916,411)	3,192,195	1,935,663	8,143,811
Distributions to shareholders
From net investment income and net realized gain	(587,064)	(528,622)	—	(931,038)	—
From net investment income	—	—	(451,108)	—	(574,205)
From fund share transactions
Shares issued	789,649,435	13,102,633	32,824,093	12,405,246	28,800,846
Shares repurchased	(15,136,934)	(18,450,941)	(14,984,090)	(34,334,702)	(10,319,798)
Total from fund share transactions	774,512,501	(5,348,308)	17,840,003	(21,929,456)	18,481,048
Total increase (decrease)	817,582,221	(10,793,341)	20,581,090	(20,924,831)	26,050,654
Net assets
Beginning of year	—	37,035,650	16,454,560	68,552,056	42,501,402
End of year	$817,582,221	$26,242,309	$37,035,650	$47,627,225	$68,552,056
Undistributed net investment income	(a)	(a)	$137,479	(a)	$261,518
Share activity
Shares outstanding
Beginning of year	—	1,180,000	600,000	1,860,000	1,350,000
Shares issued	32,200,000	450,000	1,130,000	340,000	790,000
Shares repurchased	(600,000)	(650,000)	(550,000)	(950,000)	(280,000)
End of year	31,600,000	980,000	1,180,000	1,250,000	1,860,000

(a)	Not applicable for April 30, 2019. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
[1]	Period from 9-27-18 (commencement of operations) to 4-30-19.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	89

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multifactor Healthcare ETF		Multifactor Industrials ETF		Multifactor Large Cap ETF
	Year ended 4-30-19	Year ended 4-30-18	Year ended 4-30-19	Year ended 4-30-18	Year ended 4-30-19	Year ended 4-30-18
Increase (decrease) in net assets
From operations
Net investment income	$1,266,304	$289,633	$455,592	$254,190	$12,674,950	$5,765,973
Net realized gain	4,093,261	3,342,438	3,725,555	458,046	9,435,734	15,187,234
Change in net unrealized appreciation (depreciation)	(1,351,861)	(828,744)	(1,124,569)	1,566,013	56,144,497	23,495,402
Increase in net assets resulting from operations	4,007,704	2,803,327	3,056,578	2,278,249	78,255,181	44,448,609
Distributions to shareholders
From net investment income and net realized gain	(415,032)	—	(439,292)	—	(9,266,101)	—
From net investment income	—	(339,741)	—	(242,432)	—	(5,555,907)
From fund share transactions
Shares issued	35,143,443	21,374,617	22,199,862	10,714,903	511,454,207	99,743,442
Shares repurchased	(26,182,752)	(15,605,217)	(24,363,027)	(2,310,319)	(59,917,739)	(79,378,170)
Total from fund share transactions	8,960,691	5,769,400	(2,163,165)	8,404,584	451,536,468	20,365,272
Total increase	12,553,363	8,232,986	454,121	10,440,401	520,525,548	59,257,974
Net assets
Beginning of year	41,108,147	32,875,161	31,722,390	21,281,989	401,259,500	342,001,526
End of year	$53,661,510	$41,108,147	$32,176,511	$31,722,390	$921,785,048	$401,259,500
Undistributed net investment income	(a)	$84,860	(a)	$59,049	(a)	$1,559,441
Share activity
Shares outstanding
Beginning of year	1,320,000	1,150,000	940,000	700,000	11,625,000	11,000,000
Shares issued	1,060,000	680,000	620,000	310,000	14,350,000	3,000,000
Shares repurchased	(770,000)	(510,000)	(700,000)	(70,000)	(1,700,000)	(2,375,000)
End of year	1,610,000	1,320,000	860,000	940,000	24,275,000	11,625,000

(a)	Not applicable for April 30, 2019. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
90	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multifactor Materials ETF		Multifactor Media and Communications ETF	Multifactor Mid Cap ETF
	Year ended 4-30-19	Year ended 4-30-18	Period ended 4-30-19[1]	Year ended 4-30-19	Year ended 4-30-18
Increase (decrease) in net assets
From operations
Net investment income	$363,066	$297,825	$6,194	$9,689,897	$2,529,700
Net realized gain (loss)	1,434,017	1,003,301	(775)	13,674,393	6,154,156
Change in net unrealized appreciation (depreciation)	(2,749,386)	1,031,567	55,884	54,960,102	16,736,103
Increase (decrease) in net assets resulting from operations	(952,303)	2,332,693	61,303	78,324,392	25,419,959
Distributions to shareholders
From net investment income and net realized gain	(317,644)	—	—	(7,646,180)	—
From net investment income	—	(287,581)	—	—	(2,178,013)
From fund share transactions
Shares issued	10,356,476	4,413,001	23,535,317	739,490,500	168,861,976
Shares repurchased	(9,452,363)	(3,388,643)	—	(111,863,202)	(30,309,042)
Total from fund share transactions	904,113	1,024,358	23,535,317	627,627,298	138,552,934
Total increase (decrease)	(365,834)	3,069,470	23,596,620	698,305,510	161,794,880
Net assets
Beginning of year	23,120,039	20,050,569	—	331,888,102	170,093,222
End of year	$22,754,205	$23,120,039	$23,596,620	$1,030,193,612	$331,888,102
Undistributed net investment income	(a)	$76,198	(a)	(a)	$754,804
Share activity
Shares outstanding
Beginning of year	680,000	650,000	—	9,750,000	5,550,000
Shares issued	310,000	130,000	890,000	21,625,000	5,100,000
Shares repurchased	(290,000)	(100,000)	—	(3,225,000)	(900,000)
End of year	700,000	680,000	890,000	28,150,000	9,750,000

(a)	Not applicable for April 30, 2019. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
[1]	Period from 3-12-19 (commencement of operations) to 4-30-19.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	91

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multifactor Small Cap ETF		Multifactor Technology ETF		Multifactor Utilities ETF
	Year ended 4-30-19	Period ended 4-30-18[2]	Year ended 4-30-19	Year ended 4-30-18	Year ended 4-30-19	Year ended 4-30-18
Increase (decrease) in net assets
From operations
Net investment income	$2,454,656	$146,548	$633,578	$391,068	$819,391	$522,744
Net realized gain (loss)	(2,478,980)	313,256	12,357,497	7,937,518	1,561,661	406,097
Change in net unrealized appreciation (depreciation)	12,757,111	204,625	(2,473,617)	2,172,474	2,100,834	(759,307)
Increase in net assets resulting from operations	12,732,787	664,429	10,517,458	10,501,060	4,481,886	169,534
Distributions to shareholders
From net investment income and net realized gain	(1,596,006)	—	(544,744)	—	(724,139)	—
From net investment income	—	—	—	(406,563)	—	(524,500)
From fund share transactions
Shares issued	464,818,266	43,112,668	39,668,496	32,182,493	47,348,977	10,614,994
Shares repurchased	(76,202,047)	(4,597,027)	(50,871,145)	(21,382,149)	(39,483,795)	(9,977,761)
Total from fund share transactions	388,616,219	38,515,641	(11,202,649)	10,800,344	7,865,182	637,233
Total increase (decrease)	399,753,000	39,180,070	(1,229,935)	20,894,841	11,622,929	282,267
Net assets
Beginning of year	39,180,070	—	63,017,794	42,122,953	17,843,982	17,561,715
End of year	$438,933,070	$39,180,070	$61,787,859	$63,017,794	$29,466,911	$17,843,982
Undistributed net investment income	$(a)	$151,658	(a)	$75,026	(a)	$121,194
Share activity
Shares outstanding
Beginning of year	1,525,000	—	1,470,000	1,200,000	650,000	650,000
Shares issued	17,725,000	1,700,000	860,000	790,000	1,630,000	370,000
Shares repurchased	(2,925,000)	(175,000)	(1,110,000)	(520,000)	(1,350,000)	(370,000)
End of year	16,325,000	1,525,000	1,220,000	1,470,000	930,000	650,000

(a)	Not applicable for April 30, 2019. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
[2]	Period from 11-8-17 (commencement of operations) to 4-30-18.
92	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights
MULTIFACTOR CONSUMER DISCRETIONARY ETF

Period ended	4-30-19	4-30-18	4-30-17	4-30-16 [1]
Per share operating performance
Net asset value, beginning of period	$30.65	$28.04	$25.56	$24.21
Net investment income[2]	0.37	0.32	0.51	0.18
Net realized and unrealized gain (loss) on investments	3.11	2.58	2.45	1.24
Total from investment operations	3.48	2.90	2.96	1.42
Less distributions
From net investment income	(0.40)	(0.29)	(0.48)	(0.07)
Net asset value, end of period	$33.73	$30.65	$28.04	$25.56
Total return (%)[3]	11.57	10.37	11.78	5.87 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$42	$47	$31	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.85	1.07	1.27 [5]
Expenses including reductions	0.47	0.50	0.50	0.50 [5]
Net investment income	1.17	1.08	1.93	1.22 [5]
Portfolio turnover (%)[6]	42	9	16	5

[1]	Period from 9-28-15 (commencement of operations) to 4-30-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR CONSUMER STAPLES ETF

Period ended	4-30-19	4-30-18	4-30-17	4-30-16 [1]
Per share operating performance
Net asset value, beginning of period	$25.35	$26.48	$25.14	$25.12
Net investment income[2]	0.75	0.55	0.48	0.03
Net realized and unrealized gain (loss) on investments	2.66	(1.24)	1.21	(0.01)
Total from investment operations	3.41	(0.69)	1.69	0.02
Less distributions
From net investment income	(0.74)	(0.44)	(0.35)	—
Net asset value, end of period	$28.02	$25.35	$26.48	$25.14
Total return (%)[3]	13.89	(2.67)	6.75	0.08 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$29	$22	$17	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	1.07	1.18	5.96 [5]
Expenses including reductions	0.47	0.50	0.50	0.50 [5]
Net investment income	2.87	2.05	1.86	1.49 [5]
Portfolio turnover (%)[6]	14	14	11	0

[1]	Period from 3-28-16 (commencement of operations) to 4-30-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	93

MULTIFACTOR DEVELOPED INTERNATIONAL ETF

Period ended	4-30-19	4-30-18	4-30-17 [1]
Per share operating performance
Net asset value, beginning of period	$30.68	$27.17	$24.54
Net investment income[2]	0.91	0.77	0.31
Net realized and unrealized gain (loss) on investments	(2.31)	3.43	2.32
Total from investment operations	(1.40)	4.20	2.63
Less distributions
From net investment income	(0.53)	(0.69)	—
Net asset value, end of period	$28.75	$30.68	$27.17
Total return (%)[3]	(4.54)	15.64	10.73 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$512	$68	$33
Ratios (as a percentage of average net assets):
Expenses before reductions	0.55	0.80	0.99 [5]
Expenses including reductions	0.45	0.45	0.45 [5]
Net investment income	3.28	2.60	3.02 [5]
Portfolio turnover (%)[6]	17	15	8

[1]	Period from 12-15-16 (commencement of operations) to 4-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR EMERGING MARKETS ETF

Period ended	4-30-19 [1]
Per share operating performance
Net asset value, beginning of period	$25.00
Net investment income[2]	0.14
Net realized and unrealized gain (loss) on investments	0.78
Total from investment operations	0.92
Less distributions
From net investment income	(0.05)
Net asset value, end of period	$25.87
Total return (%)[3]	3.71 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$818
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71 [5]
Expenses including reductions	0.55 [5]
Net investment income	0.97 [5]
Portfolio turnover (%)[6]	3

[1]	Period from 9-27-18 (commencement of operations) to 4-30-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
94	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR ENERGY ETF

Period ended	4-30-19	4-30-18	4-30-17	4-30-16 [1]
Per share operating performance
Net asset value, beginning of period	$31.39	$27.42	$27.23	$24.84
Net investment income[2]	0.51	0.66 [3]	0.42	— [4]
Net realized and unrealized gain (loss) on investments	(4.59)	3.85	0.06	2.39
Total from investment operations	(4.08)	4.51	0.48	2.39
Less distributions
From net investment income	(0.53)	(0.54)	(0.29)	—
Net asset value, end of period	$26.78	$31.39	$27.42	$27.23
Total return (%)[5]	(12.84)	16.69	1.73	9.63 [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$26	$37	$16	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	1.07	1.15	5.86 [7]
Expenses including reductions	0.48	0.50	0.50	0.50 [7]
Net investment income	1.72	2.35 [3]	1.46	0.20 [7]
Portfolio turnover (%)[8]	25	16	30	2

[1]	Period from 3-28-16 (commencement of operations) to 10-30-16.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $$0.16 to 0.58%%, respectively.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR FINANCIALS ETF

Period ended	4-30-19	4-30-18	4-30-17	4-30-16 [1]
Per share operating performance
Net asset value, beginning of period	$36.86	$31.48	$25.35	$24.37
Net investment income[2]	0.57	0.45	0.38	0.21
Net realized and unrealized gain (loss) on investments	1.21	5.30	6.10	0.85
Total from investment operations	1.78	5.75	6.48	1.06
Less distributions
From net investment income	(0.54)	(0.37)	(0.35)	(0.08)
Net asset value, end of period	$38.10	$36.86	$31.48	$25.35
Total return (%)[3]	5.15	18.33	25.78	4.33 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$48	$69	$43	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	0.66	0.75	0.99	1.19 [5]
Expenses including reductions	0.47	0.50	0.50	0.50 [5]
Net investment income	1.57	1.26	1.32	1.41 [5]
Portfolio turnover (%)[6]	9	8	7	11

[1]	Period from 9-28-15 (commencement of operations) to 4-30-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	95

MULTIFACTOR HEALTHCARE ETF

Period ended	4-30-19	4-30-18	4-30-17	4-30-16 [1]
Per share operating performance
Net asset value, beginning of period	$31.14	$28.59	$25.77	$23.93
Net investment income[2]	0.73	0.24	0.30	0.11
Net realized and unrealized gain (loss) on investments	1.71	2.62	2.72	1.78
Total from investment operations	2.44	2.86	3.02	1.89
Less distributions
From net investment income	(0.25)	(0.31)	(0.20)	(0.05)
Net asset value, end of period	$33.33	$31.14	$28.59	$25.77
Total return (%)[3]	7.89	10.04	11.78	7.89 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$54	$41	$33	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	0.66	0.86	1.06	1.23 [5]
Expenses including reductions	0.46	0.50	0.50	0.50 [5]
Net investment income	2.18	0.79	1.12	0.74 [5]
Portfolio turnover (%)[6]	21	11	14	6

[1]	Period from 9-28-15 (commencement of operations) to 4-30-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR INDUSTRIALS ETF

Period ended	4-30-19	4-30-18	4-30-17	4-30-16 [1]
Per share operating performance
Net asset value, beginning of period	$33.75	$30.40	$25.37	$25.01
Net investment income[2]	0.59	0.33	0.35	0.01
Net realized and unrealized gain (loss) on investments	3.69	3.33	4.94	0.35
Total from investment operations	4.28	3.66	5.29	0.36
Less distributions
From net investment income	(0.62)	(0.31)	(0.26)	—
Net asset value, end of period	$37.41	$33.75	$30.40	$25.37
Total return (%)[3]	13.16	12.04	20.95	1.45 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$32	$32	$21	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	0.98	1.12	5.95 [5]
Expenses including reductions	0.47	0.50	0.50	0.50 [5]
Net investment income	1.70	0.98	1.24	0.50 [5]
Portfolio turnover (%)[6]	49	3	8	0 [7]

[1]	Period from 3-28-16 (commencement of operations) to 4-30-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
[7]	Less than 1%.
96	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF

Period ended	4-30-19	4-30-18	4-30-17	4-30-16 [1]
Per share operating performance
Net asset value, beginning of period	$34.52	$31.09	$26.69	$24.35
Net investment income[2]	0.70	0.51	0.49	0.27
Net realized and unrealized gain (loss) on investments	3.25	3.42	4.31	2.17
Total from investment operations	3.95	3.93	4.80	2.44
Less distributions
From net investment income	(0.50)	(0.50)	(0.40)	(0.10)
Net asset value, end of period	$37.97	$34.52	$31.09	$26.69
Total return (%)[3]	11.74	12.69	18.13	10.01 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$922	$401	$342	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	0.35	0.40	0.45	0.93 [5]
Expenses including reductions	0.34	0.35	0.35	0.35 [5]
Net investment income	1.96	1.53	1.67	1.80 [5]
Portfolio turnover (%)[6]	6	5	12	6

[1]	Period from 9-28-15 (commencement of operations) to 4-30-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR MATERIALS ETF

Period ended	4-30-19	4-30-18	4-30-17	4-30-16 [1]
Per share operating performance
Net asset value, beginning of period	$34.00	$30.85	$26.76	$25.10
Net investment income[2]	0.55	0.44	0.44	0.04
Net realized and unrealized gain (loss) on investments	(1.54)	3.13	3.97	1.62
Total from investment operations	(0.99)	3.57	4.41	1.66
Less distributions
From net investment income	(0.50)	(0.42)	(0.32)	—
Net asset value, end of period	$32.51	$34.00	$30.85	$26.76
Total return (%)[3]	(2.76)	11.62	16.58	6.63 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$23	$23	$20	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.05	1.15	5.85 [5]
Expenses including reductions	0.47	0.50	0.50	0.50 [5]
Net investment income	1.68	1.32	1.51	1.57 [5]
Portfolio turnover (%)[6]	46	10	17	0

[1]	Period from 3-28-16 (commencement of operations) to 4-30-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	97

MULTIFACTOR MEDIA AND COMMUNICATIONS ETF

Period ended	4-30-19 [1]
Per share operating performance
Net asset value, beginning of period	$25.00
Net investment income[2]	0.04
Net realized and unrealized gain (loss) on investments	1.47
Total from investment operations	1.51
Net asset value, end of period	$26.51
Total return (%)[3]	6.05 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	2.98 [5]
Expenses including reductions	0.40 [5]
Net investment income	1.29 [5]
Portfolio turnover (%)[6]	0

[1]	Period from 3-12-19 (commencement of operations) to 4-30-2019.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR MID CAP ETF

Period ended	4-30-19	4-30-18	4-30-17	4-30-16 [1]
Per share operating performance
Net asset value, beginning of period	$34.04	$30.65	$26.07	$24.29
Net investment income[2]	0.53	0.34	0.33	0.21
Net realized and unrealized gain (loss) on investments	2.44	3.36	4.58	1.65
Total from investment operations	2.97	3.70	4.91	1.86
Less distributions
From net investment income	(0.41)	(0.31)	(0.33)	(0.08)
Net asset value, end of period	$36.60	$34.04	$30.65	$26.07
Total return (%)[3]	8.98	12.11	18.96	7.70 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,030	$332	$170	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.45	0.52	0.61	1.11 [5]
Expenses including reductions	0.44	0.45	0.45	0.45 [5]
Net investment income	1.53	1.03	1.16	1.44 [5]
Portfolio turnover (%)[6]	13	11	14	12

[1]	Period from 9-28-15 (commencement of operations) to 4-30-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
98	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF

Period ended	4-30-19	4-30-18 [1]
Per share operating performance
Net asset value, beginning of period	$25.69	$25.00
Net investment income[2]	0.29	0.13
Net realized and unrealized gain (loss) on investments	1.16	0.56
Total from investment operations	1.45	0.69
Less distributions
From net investment income	(0.25)	—
Net asset value, end of period	$26.89	$25.69
Total return (%)[3]	5.71	2.77 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$439	$39
Ratios (as a percentage of average net assets):
Expenses before reductions	0.60	0.90 [5,6]
Expenses including reductions	0.50	0.51 [5,6]
Net investment income	1.13	1.05 [5]
Portfolio turnover (%)[7]	33	17

[1]	Period from 11-8-17 (commencement of operations) to 4-30-18.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Certain expenses are presented unannualized due to the short reporting period.
[7]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR TECHNOLOGY ETF

Period ended	4-30-19	4-30-18	4-30-17	4-30-16 [1]
Per share operating performance
Net asset value, beginning of period	$42.87	$35.10	$25.86	$24.42
Net investment income[2]	0.43	0.28	0.34	0.27
Net realized and unrealized gain (loss) on investments	7.72	7.77	9.30	1.26
Total from investment operations	8.15	8.05	9.64	1.53
Less distributions
From net investment income	(0.37)	(0.28)	(0.40)	(0.09)
Net asset value, end of period	$50.65	$42.87	$35.10	$25.86
Total return (%)[3]	19.25	23.02	37.66	6.26 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$62	$63	$42	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	0.64	0.74	1.00	1.18 [5]
Expenses including reductions	0.47	0.50	0.50	0.50 [5]
Net investment income	0.96	0.70	1.11	1.75 [5]
Portfolio turnover (%)[6]	27	7	18	11

[1]	Period from 9-28-15 (commencement of operations) to 4-30-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	99

MULTIFACTOR UTILITIES ETF

Period ended	4-30-19	4-30-18	4-30-17	4-30-16 [1]
Per share operating performance
Net asset value, beginning of period	$27.45	$27.02	$24.86	$24.92
Net investment income[2]	0.84	0.77	0.71	0.02
Net realized and unrealized gain (loss) on investments	4.05	0.34 [3]	1.94	(0.08)
Total from investment operations	4.89	1.11	2.65	(0.06)
Less distributions
From net investment income	(0.66)	(0.68)	(0.49)	—
Net asset value, end of period	$31.68	$27.45	$27.02	$24.86
Total return (%)[4]	18.21	4.14	10.79	(0.27) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$29	$18	$18	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	1.16	1.18	6.05 [6]
Expenses including reductions	0.46	0.50	0.50	0.50 [6]
Net investment income	2.86	2.78	2.77	0.95 [6]
Portfolio turnover (%)[7]	19	12	16	0

[1]	Period from 3-28-16 (commencement of operations) to 4-30-16.
[2]	Based on average daily shares outstanding.
[3]	The amount shown for net investment income per share does not correspond with distributions from net investment income due to the timing of sales and repurchase of shares throughout the period as compared to shares outstanding at distribution date.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
100	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Exchange-Traded Fund Trust (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the funds), fifteen of which are presented in this report.

The investment objective of each fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of their respective Index as listed below:

Fund	Index
Multifactor Consumer Discretionary ETF	John Hancock Dimensional Consumer Discretionary Index
Multifactor Consumer Staples ETF	John Hancock Dimensional Consumer Staples Index
Multifactor Developed International ETF	John Hancock Dimensional Developed International Index
Multifactor Emerging Markets ETF	John Hancock Dimensional Emerging Markets Index
Multifactor Energy ETF	John Hancock Dimensional Energy Index
Multifactor Financials ETF	John Hancock Dimensional Financials Index
Multifactor Healthcare ETF	John Hancock Dimensional Healthcare Index
Multifactor Industrials ETF	John Hancock Dimensional Industrials Index
Multifactor Large Cap ETF	John Hancock Dimensional Large Cap Index
Multifactor Materials ETF	John Hancock Dimensional Materials Index
Multifactor Media and Communications ETF	John Hancock Dimensional Media and Communications Index
Multifactor Mid Cap ETF	John Hancock Dimensional Mid Cap Index
Multifactor Small Cap ETF	John Hancock Dimensional Small Cap Index
Multifactor Technology ETF	John Hancock Dimensional Technology Index
Multifactor Utilities ETF	John Hancock Dimensional Utilities Index

Multifactor Emerging Markets ETF commenced operations on September 27, 2018.

Multifactor Media and Communications ETF commenced operations on March 12, 2019.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the funds' Valuation Policies and Procedures.

In order to value the securities, the funds use the following valuation techniques: Equity securities held by the funds are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor valued at London close.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the funds' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the funds' Pricing Committee, following procedures established by the Board of Trustees. The funds may use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities under certain circumstances, in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The funds use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       101

inputs when market prices are not readily available or reliable, including the funds' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2019, all funds' investments are categorized as Level 1 under the hierarchy described above, except for Multifactor Developed International ETF and Multifactor Emerging Markets ETF.

The following is a summary of the values by input classification of the funds' investments as of April 30, 2019, by major security category or type:

MULTIFACTOR DEVELOPED INTERNATIONAL ETF

	Total value at 4-30-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$504,568,878	$504,568,878	—	—
Preferred securities
Germany	3,551,874	3,551,874	—	—
United Kingdom	16,781	—	$16,781	—
Securities lending collateral	30,501,151	30,501,151	—	—
Short-term investments	105,117	105,117	—	—
Total investments in securities	$538,743,801	$538,727,020	$16,781	—

MULTIFACTOR EMERGING MARKETS ETF

	Total value at 4-30-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Brazil	$40,885,378	$40,885,378	—	—
Chile	8,312,008	8,312,008	—	—
China	210,227,910	210,227,910	—	—
Hong Kong	34,447,279	34,447,279	—	—
India	98,285,700	98,285,700	—	—
Indonesia	21,518,829	21,518,829	—	—
Malaysia	18,615,924	18,615,924	—	—
Mexico	23,171,025	23,171,025	—	—
Philippines	12,460,970	12,460,970	—	—
Poland	9,180,627	9,180,627	—	—
Romania	300,864	300,864	—	—
Russia	26,191,230	26,191,230	—	—
South Africa	52,648,878	52,648,878	—	—
South Korea	111,780,721	111,780,721	—	—
Taiwan	96,867,124	96,867,124	—	—
Thailand	25,435,125	25,432,853	$2,272	—
Turkey	4,661,510	4,661,510	—	—
United Kingdom	524,433	524,433	—	—
Preferred securities
Brazil	18,128,420	18,128,420	—	—
Chile	571,676	571,676	—	—
South Korea	8,036	—	—	$8,036
Securities lending collateral	4,188,357	4,188,357	—	—
Short-term investments	1,728,435	1,728,435	—	—
Total investments in securities	$820,140,459	$820,130,151	$2,272	$8,036

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       102

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the funds will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The funds may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The funds will invest its collateral in JHCT, an affiliate of the funds, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. Each fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The funds have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the funds could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The funds receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the funds is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the funds are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of April 30, 2019, the following funds loaned securities and received cash collateral as follows:

Fund	Market value of securities on loan	Cash collateral received
Multifactor Consumer Discretionary ETF	$1,127,293	$1,157,527
Multifactor Consumer Staples ETF	213,221	216,307
Multifactor Developed International ETF	29,086,028	30,498,866
Multifactor Emerging Markets ETF	3,943,781	4,187,533
Multifactor Healthcare ETF	620,870	637,395
Multifactor Industrials ETF	253,396	257,916
Multifactor Large Cap ETF	4,176,838	4,260,564
Multifactor Mid Cap ETF	11,695,983	11,924,894
Multifactor Small Cap ETF	16,660,738	17,284,657
Multifactor Technology ETF	589,016	595,043

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The funds may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The funds may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds' custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The funds, excluding Media and Communications ETF, and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and

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subject to the needs of all other affiliated funds, the funds can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement.

A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. For the year ended April 30, 2019, the funds had no borrowings under the line of credit.

Commitment fees for the year ended April 30, 2019 were as follows:

Fund	Commitment fee
Multifactor Consumer Discretionary ETF	$2,312
Multifactor Consumer Staples ETF	2,274
Multifactor Developed International ETF	2,526
Multifactor Emerging Markets ETF	814
Multifactor Energy ETF	2,284
Multifactor Financials ETF	2,349
Multifactor Healthcare ETF	2,328
Multifactor Industrials ETF	2,280
Multifactor Large Cap ETF	3,367
Multifactor Materials ETF	2,265
Multifactor Mid Cap ETF	3,212
Multifactor Small Cap ETF	2,240
Multifactor Technology ETF	2,348
Multifactor Utilities ETF	2,284

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of April 30, 2019, certain funds have short-term and long-term capital loss carryforwards available to offset future net realized capital gains. These carryforwards do not expire. The following table details the capital loss carryforwards available as of April 30, 2019:

Fund	Short term	Long term
Multifactor Consumer Discretionary ETF	$1,225,332	$1,549,305
Multifactor Consumer Staples ETF	548,660	81,505
Multifactor Developed International ETF	2,580,881	209,135
Multifactor Emerging Markets ETF	593,633	—
Multifactor Energy ETF	1,909,518	360,659
Multifactor Financials ETF	792,994	174,282
Multifactor Healthcare ETF	1,048,331	691,903
Multifactor Industrials ETF	623,163	675,610
Multifactor Large Cap ETF	5,117,322	554,456
Multifactor Mid Cap ETF	12,670,070	2,676,320
Multifactor Small Cap ETF	11,892,662	690,700
Multifactor Technology ETF	1,074,436	323,996
Multifactor Utilities ETF	928,609	25,331

Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.

As of April 30, 2019, the funds have no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

For federal income tax purposes, the costs of investments owned on April 30, 2019, including short-term investments, for federal income tax purposes, were as follows:

Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multifactor Consumer Discretionary ETF	$40,136,221	$3,912,901	($701,447)	$3,211,454
Multifactor Consumer Staples ETF	27,921,172	1,968,917	(804,168)	1,164,749

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Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multifactor Developed International ETF	$506,477,967	$40,147,789	($7,881,955)	$32,265,834
Multifactor Emerging Markets ETF	779,549,036	58,809,828	(18,218,405)	40,591,423
Multifactor Energy ETF	28,668,763	419,069	(2,843,363)	(2,424,294)
Multifactor Financials ETF	44,855,078	4,313,714	(1,514,015)	2,799,699
Multifactor Healthcare ETF	53,818,414	3,584,446	(3,078,707)	505,739
Multifactor Industrials ETF	30,026,381	2,738,190	(292,884)	2,445,306
Multifactor Large Cap ETF	821,242,873	128,516,773	(23,562,894)	104,953,879
Multifactor Materials ETF	22,313,897	1,186,507	(739,401)	447,106
Multifactor Media and Communications ETF	23,527,523	207,997	(153,638)	54,359
Multifactor Mid Cap ETF	957,593,875	108,635,281	(24,242,916)	84,392,365
Multifactor Small Cap ETF	443,396,031	30,173,581	(17,293,566)	12,880,015
Multifactor Technology ETF	55,431,424	7,672,382	(658,583)	7,013,799
Multifactor Utilities ETF	27,496,908	2,093,005	(89,653)	2,003,352

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The funds generally declare and pay dividends at least semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended April 30, 2019 was as follows:

2019 Distributions
Portfolio	Ordinary income
Multifactor Consumer Discretionary ETF	$530,221
Multifactor Consumer Staples ETF	726,880
Multifactor Developed International ETF	2,179,880
Multifactor Emerging Markets ETF	587,064
Multifactor Energy ETF	528,622
Multifactor Financials ETF	931,038
Multifactor Healthcare ETF	415,032
Multifactor Industrials ETF	439,292
Multifactor Large Cap ETF	9,266,101
Multifactor Materials ETF	317,644
Multifactor Mid Cap ETF	7,646,180
Multifactor Small Cap ETF	1,596,006
Multifactor Technology ETF	544,744
Multifactor Utilities ETF	724,139

The tax character of distributions for the year ended April 30, 2018 was as follows:

2018 Distributions
Portfolio	Ordinary income
Multifactor Consumer Discretionary ETF	$353,350
Multifactor Consumer Staples ETF	374,081
Multifactor Developed International ETF	1,088,858
Multifactor Energy ETF	451,108
Multifactor Financials ETF	574,205
Multifactor Healthcare ETF	339,741
Multifactor Industrials ETF	242,432
Multifactor Large Cap ETF	5,555,907
Multifactor Materials ETF	287,581
Multifactor Mid Cap ETF	2,178,013
Multifactor Technology ETF	406,563
Multifactor Utilities ETF	524,500

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As of April 30, 2019, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed ordinary income
Multifactor Consumer Discretionary ETF	$116,787
Multifactor Consumer Staples ETF	182,707
Multifactor Developed International ETF	6,748,811
Multifactor Emerging Markets ETF	1,892,487
Multifactor Energy ETF	132,366
Multifactor Financials ETF	276,371
Multifactor Healthcare ETF	936,132
Multifactor Industrials ETF	75,349
Multifactor Large Cap ETF	4,968,325
Multifactor Materials ETF	121,620
Multifactor Media and Communications ETF	7,147
Multifactor Mid Cap ETF	2,798,510
Multifactor Small Cap ETF	1,010,308
Multifactor Technology ETF	163,860
Multifactor Utilities ETF	203,060

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable wash sale loss deferrals, redemptions-in-kind, treating a portion of the proceeds from redemptions as distributions for tax purposes, and investments in passive foreign investment companies.

Note 3 — Derivative Instruments

The funds may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between a fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Receivable / payable for futures margin is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following table details how the funds used futures contracts during the year ended April 30, 2019. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:

Fund	Reason	USD notional range
Multifactor Developed International ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $25.1 million
Multifactor Emerging Markets ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $15.2 million
Multifactor Energy ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $146,000
Multifactor Financials ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $435,000

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Fund	Reason	USD notional range
Multifactor Large Cap ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $2.8 million
Multifactor Mid Cap ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $3.4 million
Multifactor Small Cap ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $1.1 million
Multifactor Technology ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $816,000

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended April 30, 2019:

Statements of operations location - net realized gain (loss) on:
Fund	Risk	Futures contracts
Multifactor Developed International ETF	Equity	$332,437
Multifactor Emerging Markets ETF	Equity	144,833
Multifactor Energy ETF	Equity	167
Multifactor Financials ETF	Equity	2,205
Multifactor Large Cap ETF	Equity	(66,295)
Multifactor Mid Cap ETF	Equity	36,333
Multifactor Small Cap ETF	Equity	14,165
Multifactor Technology ETF	Equity	11,865

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the funds enter into contracts with service providers that contain general indemnification clauses. The funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the funds that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the funds. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The funds have an investment management agreement with the Advisor under which each fund pays a monthly management fee to the Advisor equivalent on an annual basis as detailed below. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The funds are not responsible for payment of the subadvisory fees.

The management fee structure is as follows:

•	Multifactor Consumer Discretionary ETF, Multifactor Consumer Staples ETF, Multifactor Energy ETF, Multifactor Financials ETF, Multifactor Healthcare ETF, Multifactor Industrials ETF, Multifactor Materials ETF, Multifactor Media and Communications Cap ETF, Multifactor Technology ETF, and Multifactor Utilities ETF — The management fee is 0.380% of the fund's average daily net assets
•	Multifactor Developed International ETF — Aggregate net assets are the aggregate net assets of the fund, Manulife Multifactor Developed International Index ETF (hedged) and Manulife Multifactor Developed International Index ETF (unhedged). The management fee is 0.450% of the fund's aggregate daily net assets
•	Multifactor Emerging Markets ETF — Aggregate net assets are the aggregate net assets of the fund and Manulife Multifactor Emerging Markets Index ETF (unhedged). The management fee is as follows: a) 0.600% of the first $500 million of the fund's aggregate daily net assets, b) 0.525% of the fund's aggregate daily net assets in the next of $500 million and c) 0.500% of the fund's aggregate daily net assets in excess of $1 billion
•	Multifactor Large Cap ETF — Aggregate net assets are the aggregate net assets of the fund, Manulife Multifactor U.S. Large Cap Index ETF (hedged) and Manulife Multifactor U.S. Large Cap Index ETF (unhedged). The management fee is as follows: a) 0.300% of the first $300 million of the fund's aggregate daily net assets and b) 0.280% of the fund's aggregate daily net assets in excess of $300 million
•	Multifactor Mid Cap ETF — Aggregate net assets are the aggregate net assets of the fund, Manulife Multifactor U.S. Mid cap Index ETF (hedged) and Manulife Multifactor U.S. Mid Cap Index ETF (unhedged). The management fee is as follows: a) 0.400% of the first $300 million of the fund's aggregate daily net assets and b) 0.370% of the fund's aggregate daily net assets in excess of $300 million
•	Multifactor Small Cap ETF — Aggregate net assets are the aggregate net assets of the fund, Manulife Multifactor U.S. Small Cap Index ETF (hedged) and Manulife Multifactor U.S. Small Cap Index ETF (unhedged). The management fee is 0.500% of the fund's aggregate daily net assets
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Prior to January 1, 2019, the management fee structure is as follows:

•	Multifactor Consumer Discretionary ETF, Multifactor Consumer Staples ETF, Multifactor Energy ETF, Multifactor Financials ETF, Multifactor Healthcare ETF, Multifactor Industrials ETF, Multifactor Materials ETF, Multifactor Technology ETF, and Multifactor Utilities ETF — The management fee paid is as follows: a) 0.450% of the first $300 million of the fund's average daily net assets and b) 0.420% of the fund's average daily net assets in excess of $300 million
•	Multifactor Developed International ETF — 0.450% of the fund's average daily net assets for all asset levels
•	Multifactor Emerging Markets ETF — a) 0.600% of the first $500 million of the fund's average daily net assets, b) 0.525% of the fund's average daily net assets in the next of $500 million and c) 0.500% of the fund's average daily net assets in excess of $1 billion
•	Multifactor Small Cap ETF — 0.500% of the fund's average daily net assets for all asset levels

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended April 30, 2019, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make a payment to a fund, in an amount equal to the amount by which expenses of the fund exceed the following:

Fund	Expense limitation as a percentage of average net assets	Fund	Expense limitation as a percentage of average net assets
Multifactor Consumer Discretionary ETF	0.40%	Multifactor Large Cap ETF	0.35%
Multifactor Consumer Staples ETF	0.40%	Multifactor Materials ETF	0.40%
Multifactor Developed International ETF	0.45%	Multifactor Media and Communications ETF	0.40%
Multifactor Emerging Markets ETF	0.55%	Multifactor Mid Cap ETF	0.45%
Multifactor Energy ETF	0.40%	Multifactor Small Cap ETF	0.50%
Multifactor Financials ETF	0.40%	Multifactor Technology ETF	0.40%
Multifactor Healthcare ETF	0.40%	Multifactor Utilities ETF	0.40%
Multifactor Industrials ETF	0.40%

Prior to January 1, 2019, the Advisor had contractually agreed to reduce its management fee or, if necessary, make a payment to a fund, in an amount equal to the amount by which expenses of the fund exceed the following:

Fund	Expense limitation as a percentage of average net assets	Fund	Expense limitation as a percentage of average net assets
Multifactor Consumer Discretionary ETF	0.50%	Multifactor Industrials ETF	0.50%
Multifactor Consumer Staples ETF	0.50%	Multifactor Materials ETF	0.50%
Multifactor Energy ETF	0.50%	Multifactor Technology ETF	0.50%
Multifactor Financials ETF	0.50%	Multifactor Utilities ETF	0.50%
Multifactor Healthcare ETF	0.50%

Expenses means all the expenses of the funds, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds' business, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. Each fund's, excluding Multifactor Developed International ETF, Multifactor Large Cap ETF, Multifactor Mid Cap ETF, and Multifactor Small Cap ETF, expense limitation agreement expires on August 31, 2020, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time. The expense limitation for Multifactor Developed International ETF, Multifactor Large Cap ETF, Multifactor Mid Cap ETF, and Multifactor Small Cap ETF expires on August 31, 2019 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the year ended April 30, 2019:

Fund	Expense reimbursement	Fund	Expense reimbursement
Multifactor Consumer Discretionary ETF	$111,912	Multifactor Large Cap ETF	$48,914
Multifactor Consumer Staples ETF	116,847	Multifactor Materials ETF	116,785
Multifactor Developed International ETF	216,473	Multifactor Media and Communications ETF	25,388
Multifactor Emerging Markets ETF	367,699	Multifactor Mid Cap ETF	47,732
Multifactor Energy ETF	117,758	Multifactor Small Cap ETF	219,644
Multifactor Financials ETF	112,957	Multifactor Technology ETF	112,471
Multifactor Healthcare ETF	112,606	Multifactor Utilities ETF	117,055
Multifactor Industrials ETF	116,412

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2019 were equivalent to the following net annual effective rates of the funds' average daily net assets:

Fund	Annual effective rate	Fund	Annual effective rate
Multifactor Consumer Discretionary ETF	0.17%	Multifactor Large Cap ETF	0.28%
Multifactor Consumer Staples ETF	0.00%	Multifactor Materials ETF	0.00%
Multifactor Developed International ETF	0.35%	Multifactor Media and Communications ETF	0.00%
Multifactor Emerging Markets ETF	0.43%	Multifactor Mid Cap ETF	0.38%
Multifactor Energy ETF	0.05%	Multifactor Small Cap ETF	0.40%
Multifactor Financials ETF	0.24%	Multifactor Technology ETF	0.26%
Multifactor Healthcare ETF	0.23%	Multifactor Utilities ETF	0.02%
Multifactor Industrials ETF	0.00%

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended April 30, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The funds compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the funds based on their net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Capital share transactions

Multifactor Large Cap ETF, Multifactor Mid Cap ETF, and Multifactor Small Cap ETF will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof, that consist of 25,000 shares. Multifactor Consumer Discretionary ETF, Multifactor Consumer Staples ETF, Multifactor Energy ETF, Multifactor Financials ETF, Multifactor Healthcare ETF, Multifactor Industrials ETF, Multifactor Materials ETF, Multifactor Media and Communications ETF, Multifactor Technology ETF, Multifactor Utilities ETF issues and redeems shares at NAV in creation units of 10,000 shares. Multifactor Developed International ETF and Multifactor Emerging Markets ETF issues and redeems shares at NAV in creation units of 100,000 shares.

Only authorized participants may engage in creation or redemption transactions directly with the funds. Such transactions generally take place when an authorized participant deposits into a fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by a fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the funds. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the funds may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the funds are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.

Affiliates of the funds or the Advisor owned the following percentage of shares outstanding on April 30, 2019:

Fund	% by Fund
Multifactor Consumer Discretionary ETF	72%
Multifactor Consumer Staples ETF	55%
Multifactor Energy ETF	54%
Multifactor Financials ETF	38%
Multifactor Healthcare ETF	24%
Multifactor Industrials ETF	65%
Multifactor Materials ETF	80%
Multifactor Technology ETF	28%
Multifactor Utilities ETF	61%

Such concentration of shareholders' capital could have a material effect on a fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and in-kind transactions, are aggregated below for the year ended April 30, 2019. In addition, purchases and sales of in-kind transactions are aggregated below for the year ended April 30, 2019:

	Purchases		Sales and maturities
Fund	In-kind transactions	Other issuers	In-kind transactions	Other issuers
Multifactor Consumer Discretionary ETF	$29,157,253	$18,096,313	$27,474,682	$27,856,220
Multifactor Consumer Staples ETF	27,702,192	3,522,344	21,896,068	4,972,587
Multifactor Developed International ETF	400,441,197	73,143,794	22,181,155	40,300,973

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	Purchases		Sales and maturities
Fund	In-kind transactions	Other issuers	In-kind transactions	Other issuers
Multifactor Emerging Markets ETF	$293,833,319	$502,995,715	$10,481,991	$13,957,622
Multifactor Energy ETF	13,101,174	7,563,287	17,902,341	8,082,347
Multifactor Financials ETF	11,390,471	5,585,455	31,187,990	7,694,754
Multifactor Healthcare ETF	35,081,005	12,009,310	23,840,091	13,455,450
Multifactor Industrials ETF	22,171,502	13,462,081	15,804,337	22,150,033
Multifactor Large Cap ETF	499,748,378	40,729,490	49,052,125	37,544,214
Multifactor Materials ETF	10,353,918	8,847,537	7,192,777	11,062,476
Multifactor Media and Communications ETF	22,226,332	1,358,466	—	58,025
Multifactor Mid Cap ETF	730,124,316	84,250,493	44,252,660	143,480,731
Multifactor Small Cap ETF	463,433,941	72,481,101	26,297,292	120,042,110
Multifactor Technology ETF	39,638,784	17,698,699	35,840,297	32,637,942
Multifactor Utilities ETF	44,565,680	5,488,505	32,914,435	9,186,434

Note 8 — Industry or sector risk

The funds generally invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Note 9 — Investment by affiliated funds

Certain investors in the funds are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the funds for the purpose of exercising management or control; however, this investment may represent a significant portion of the funds' net assets. At April 30, 2019, funds within the John Hancock group of funds complex had the following affiliate ownership as a percentage of the funds' net assets (funds with an affiliate ownership of 5% or more are disclosed separately):

Fund	Affiliated fund	Affiliated concentration
Multifactor Developed International ETF	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	55.3%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	22.5%
	Other affiliated funds	5.9%
	Total	83.7%
Multifactor Emerging Markets ETF	John Hancock Funds II Multimanager Lifestyle Growth Portfolio	27.0%
	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	22.7%
	John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	17.4%
	John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	11.4%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	11.0%
	Other affiliated funds	8.6%
	Total	98.1%
Multifactor Large Cap ETF	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	31.8%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	21.1%
	Other affiliated funds	8.5%
	Total	61.4%
Multifactor Mid Cap ETF	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	17.0%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	11.6%
	Other affiliated funds	7.5%
	Total	36.1%
Multifactor Small Cap ETF	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	43.4%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	20.8%
	John Hancock Funds II Multimanager Lifestyle Growth Portfolio	7.8%
	Other affiliated funds	15.8%
	Total	87.8%

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Note 10 — Investment in affiliated underlying funds

The funds may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the funds' purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Multifactor Consumer Discretionary ETF
John Hancock Collateral Trust*	269,086	2,357,913	(2,511,403)	115,596	—	—	$224	($109)	$1,156,793
Multifactor Consumer Staples ETF
John Hancock Collateral Trust*	101,456	952,024	(1,031,865)	21,615	—	—	$254	($27)	$216,306
Multifactor Developed International ETF
John Hancock Collateral Trust*	339,360	9,432,255	(6,723,694)	3,047,921	—	—	$2,516	$192	$30,501,151
Multifactor Emerging Markets ETF
John Hancock Collateral Trust*	—	876,556	(458,022)	418,534	—	—	$762	$62	$4,188,357
Multifactor Energy ETF
John Hancock Collateral Trust*	175,357	1,029,124	(1,204,481)	—	—	—	$126	($44)	—
Multifactor Financials ETF
John Hancock Collateral Trust*	54,760	451,588	(506,348)	—	—	—	$92	($13)	—
Multifactor Healthcare ETF
John Hancock Collateral Trust*	—	456,197	(392,496)	63,701	—	—	$57	$16	$637,469
Multifactor Industrials ETF
John Hancock Collateral Trust*	—	405,958	(380,182)	25,776	—	—	$28	$4	$257,948
Multifactor Large Cap ETF
John Hancock Collateral Trust*	954,493	6,843,207	(7,372,001)	425,699	—	—	$1,607	($187)	$4,260,052
Multifactor Mid Cap ETF
John Hancock Collateral Trust*	2,032,749	14,751,152	(15,592,107)	1,191,794	—	—	$5,650	($344)	$11,926,516
Multifactor Small Cap ETF
John Hancock Collateral Trust*	277,011	11,198,362	(9,747,537)	1,727,836	—	—	$6,111	$196	$17,290,805
Multifactor Technology ETF
John Hancock Collateral Trust*	208,331	1,676,735	(1,825,606)	59,460	—	—	$498	($88)	$595,033
*Refer to the Securities lending note within Note 2 for details regarding this investment.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Multifactor Consumer Discretionary ETF, John Hancock Multifactor Consumer Staples ETF, John Hancock Multifactor Developed International ETF, John Hancock Multifactor Emerging Markets ETF, John Hancock Multifactor Energy ETF, John Hancock Multifactor Financials ETF, John Hancock Multifactor Healthcare ETF, John Hancock Multifactor Industrials ETF, John Hancock Multifactor Large Cap ETF, John Hancock Multifactor Materials ETF, John Hancock Multifactor Media and Communications ETF, John Hancock Multifactor Mid Cap ETF, John Hancock Multifactor Small Cap ETF, John Hancock Multifactor Technology ETF, and John Hancock Multifactor Utilities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the Funds' investments, of each of the funds listed in the table below (constituting John Hancock Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of April 30, 2019, the related statements of operations, the statements of changes in net assets, including the related notes, and the financial highlights for each of the periods listed in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual fund comprising the John Hancock Exchange-Traded Fund Trust	Statement of operations	Statements of changes in net assets	Financial Highlights

John Hancock Multifactor Consumer

Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

	For the year ended April 30, 2019	For the years ended April 30, 2019 and 2018	For the years ended April 30, 2019, 2018, and 2017, and for the period September 28, 2015 (commencement of operations) through April 30, 2016
John Hancock Multifactor Consumer Staples ETF John Hancock Multifactor Energy ETF John Hancock Multifactor Industrials ETF John Hancock Multifactor Materials ETF John Hancock Multifactor Utilities ETF	For the year ended April 30, 2019	For the years ended April 30, 2019 and 2018	For the years ended April 30, 2019, 2018, and 2017, and for the period March 28, 2016 (commencement of operations) through April 30, 2016
John Hancock Multifactor Developed International ETF	For the year ended April 30, 2019	For the years ended April 30, 2019 and 2018	For the years ended April 30, 2019 and 2018, and for the period December 15, 2016 (commencement of operations) through April 30,2017
John Hancock Multifactor Small Cap ETF	For the year ended April 30, 2019	For the year ended April 30, 2019 and for the period November 8, 2017 (commencement of operations) through April 30, 2018
John Hancock Multifactor Emerging Markets ETF	For the period September 27, 2018 (commencement of operations) through April 30, 2019
John Hancock Multifactor Media and Communications ETF	For the period March 12, 2019 (commencement of operations) through April 30, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 14, 2019

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of each fund, if any, paid during its taxable year ended April 30, 2019.

Each fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

Each fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of April 30, 2019, for Multifactor Developed International ETF, income derived from foreign sources was $8,202,598. The fund intends to pass through foreign tax credits of $615,052.

As of April 30, 2019, for Multifactor Emerging Markets ETF, income derived from foreign sources was $4,098,399. The fund intends to pass through foreign tax credits of $563,985.

As of April 30, 2019, Multifactor Materials ETF paid $94,362 in long term capital gain dividends.

Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.

Please consult a tax advisor regarding the tax consequences of your investment in a fund.

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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements

At an in-person meeting held on December 11-13, 2018, the Board of Trustees (the Board) of John Hancock Exchange-Traded Fund Trust (the Trust), including all of the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the establishment of John Hancock Multifactor Media and Communications ETF (the New Fund).

This section describes the evaluation by the Board of:

(a)	an amendment to the advisory agreement between the Trust and John Hancock Advisers, LLC (the Advisor) (the Advisory Agreement); and
(b)	an amendment to the subadvisory agreement between the Advisor and Dimensional Fund Advisors LP (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).

In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meeting a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a peer group of similar exchange-traded funds and a broader universe of exchange-traded funds, simulated performance information of the New Fund's underlying index (Underlying Index) as compared to applicable benchmarks, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's anticipated revenues and costs of providing services in connection with its proposed relationship to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to other John Hancock Funds, including other exchange-traded funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the other Funds that it manages. The information received and considered by the Board in connection with the December meeting and throughout the year (with respect to other Funds) was both written and oral. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor and/or its affiliates, including administrative services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the Trust, and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may have been based in part on its consideration of the advisory and subadvisory arrangements for other Funds in prior years.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered the investment strategy and Underlying Index of the New Fund. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the New Fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including, but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers, including the New Fund's distributor. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the New Fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management of other Funds and the quality of the performance of the Advisor's duties with respect to other Funds, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

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(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, including those with the Subadvisor, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the New Fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the New Fund, and bringing loss recovery actions on behalf of the New Fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the New Fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered the New Fund's investment strategy and processes, including the fact that the New Fund will seek performance that closely corresponds to its Underlying Index, which  was developed by, and will be maintained by , the Subadvisor. The Board also considered the simulated performance of the New Fund's Underlying Index as compared to applicable benchmarks.

Fees and Expenses. The Board reviewed comparative information including, among other data, the New Fund's anticipated total net expenses as compared to similarly situated exchange-traded funds deemed to be comparable to the New Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the New Fund and the services they provide to other such comparable clients or funds. The Board noted that the proposed total expenses are higher than the peer group median.

The Board took into account management's discussion of the New Fund's anticipated expenses. The Board also took into account management's discussion with respect to the proposed management fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees, and that such fees are negotiated at arm's length with respect to the Subadvisor. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the Advisor has contractually agreed to waive fees and/or reimburse expenses with respect to the New Fund for a specified period.

The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement.

Profitability/Fall Out Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the New Fund, the Board:

(a)	noted that because the New Fund was not yet in existence, no actual revenue, cost or profitability data was available for the Board to review;
(b)	reviewed and considered information presented by the Advisor regarding the advisory fees and advisory spreads prior to distribution, operations and overhead for the New Fund;
(c)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(d)	noted that the subadvisory fee for the New Fund will be paid by Advisor and is negotiated at arm's length;
(e)	noted that the Advisor will also pay the Subadvisor a license fee in connection with the New Fund's use of the Underlying Index;
(f)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(g)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

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(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	took into account management's discussion of the New Fund's advisory fee structure; and
(c)	the Board also considered the potential effect of the New Fund's future growth in size on its performance and fees. The Board also noted that if the New Fund's assets increase over time, the New Fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(a)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(b)	the simulated performance of the Underlying Index developed by the Subadvisor as compared to applicable benchmarks;
(c)	the proposed subadvisory fee for the New Fund, including any breakpoints; and
(d)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, Extent, and Quality of Services. With respect to the services to be provided by the Subadvisor, the Board received and reviewed information provided to the Board by the Subadvisor with respect to the New Fund and took into account information presented throughout the past year with respect to Funds in the complex managed by the Advisor and subadvised by the Subadvisor. In this regard, the Board considered the Subadvisor's current level of staffing and its overall resources, as well as considered information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who will provide services to the New Fund. The Board also considered the Subadvisor's risk assessment and monitoring processes. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the New Fund will seek performance that closely corresponds to its Underlying Index, which  was developed by, and will be maintained, by , the Subadvisor.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the New Fund, the Board noted that the fees under the Subadvisory Agreement will be paid by the Advisor and not the New Fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor will serve as the index provider for the New Fund and for other exchange-traded funds in the John Hancock Fund Complex, as well as arrangements in which the Subadvisor or its affiliates provide advisory, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, including other exchange-traded funds, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the New Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the New Fund will pay an advisory fee to the Advisor and that, in turn, the Advisor will pay a subadvisory fee to the Subadvisor. As noted above, the Board also considered the New Fund's subadvisory fees as compared to similarly situated exchange-traded funds deemed to be comparable to the New Fund. The Board also considered that the Subadvisor receives additional compensation from the Advisor in connection with its role as index provider for the New Fund.

Subadvisor performance. As noted above, the Board considered the New Fund's investment strategy and processes, including the fact that the New Fund will seek performance that closely corresponds to its Underlying Index and that its Underlying Index has been developed by, and will be maintained by, the Subadvisor. The Board also considered simulated performance of the Underlying Index as compared to applicable benchmarks. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance.

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The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other Funds, including other exchange-traded funds, in the complex and the Board is generally satisfied with the Subadvisor's management of these Funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
(3)	that the subadvisory fees will be paid by the Advisor not the New Fund.
* * *

Based on the Board's evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and Subadvisory Agreement.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the portfolios and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2015	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2015	215
Trustee Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2015	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2015	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2015	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2015	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2015	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates, Born: 1946	2015	215
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2015	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2015	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       119

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       120

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

Francis V. Knox, Jr., Born: 1947	2014
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2014
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2014
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-6020.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       121

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Portfolio Managers

Joseph F. Hohn
Joel P. Schneider
Lukas J. Smart, CFA

Principal distributor

Foreside Fund Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

Legal counsel

Dechert LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
# Effective 6-19-18
** Effective 9-13-18

The funds' proxy voting policies and procedures, as well as the funds' proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the funds' holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The funds' Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your funds', as well as monthly portfolio holdings, and other funds' details available on our website at jhinvestments.com/etf or by calling 800-225-6020.

You can also contact us:
800-225-6020 jhinvestments.com/etf	Regular mail: John Hancock 200 Berkeley Street Boston, MA 02116

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       122

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Global Absolute Return Strategies

Infrastructure

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management ■ 200 Berkeley Street ■ Boston, MA 02116 ■ 800-225-6020 ■ jhinvestments.com/etf

This report is for the information of the shareholders of John Hancock Multifactor ETFs. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

JHAN-20180615-0136	ETFA 4/19 6/19

ITEM 2. CODE OF ETHICS.

As of the end of the period, April 30, 2019, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal period ended April 30, 2019 and April 30, 2018. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	April 30, 2019	April 30, 2018
John Hancock Multifactor Consumer Discretionary ETF	$14,000	$13,759
John Hancock Multifactor Financials ETF	14,500	13,759
John Hancock Multifactor Healthcare ETF	14,500	13,759
John Hancock Multifactor Large Cap ETF	14,000	14,259
John Hancock Multifactor Emerging Markets ETF	14,000	-
John Hancock Multifactor Mid Cap ETF	14,500	15,259
John Hancock Multifactor Technology ETF	14,000	13,759
John Hancock Multifactor Materials ETF	14,000	14,259
John Hancock Multifactor Energy ETF	14,500	13,759
John Hancock Multifactor Consumer Staples ETF	14,000	14,259
John Hancock Multifactor Media and Communications ETF	14,000	-
John Hancock Multifactor Industrials ETF	14,000	14,259
John Hancock Multifactor Utilities ETF	14,000	14,259
John Hancock Multifactor Developed International ETF	15,550	14,284
John Hancock Multifactor Small Cap ETF	14,000	12,500
Total	$213,550	$182,133

(b) Audit-Related Services
Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews.

Fund	April 30, 2019	April 30, 2018
John Hancock Multifactor Consumer Discretionary ETF	$0	$0
John Hancock Multifactor Financials ETF	0	0

John Hancock Multifactor Healthcare ETF	0	0
John Hancock Multifactor Large Cap ETF	0	0
John Hancock Multifactor Emerging Markets ETF	0	-
John Hancock Multifactor Mid Cap ETF	0	0
John Hancock Multifactor Technology ETF	0	0
John Hancock Multifactor Materials ETF	0	0
John Hancock Multifactor Energy ETF	0	0
John Hancock Multifactor Consumer Staples ETF	0	0
John Hancock Multifactor Media and Communications ETF	0	-
John Hancock Multifactor Industrials ETF	0	0
John Hancock Multifactor Utilities ETF	0	0
John Hancock Multifactor Developed International ETF	0	0
John Hancock Multifactor Small Cap ETF	0	-
Total	$0	$0

In addition, amounts billed to control affiliates for service provider internal controls reviews were $113,000 for the fiscal period ended April 30, 2019 and $110,200 for the fiscal period ended April 30, 2018.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal period ended April 30, 2019 and for the fiscal period ended April 30, 2018. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	April 30, 2019	April 30, 2018
John Hancock Multifactor Consumer Discretionary ETF	$1,000	$1,120
John Hancock Multifactor Financials ETF	1,000	1,000
John Hancock Multifactor Healthcare ETF	1,000	1,125
John Hancock Multifactor Large Cap ETF	1,000	1,336
John Hancock Multifactor Emerging Markets ETF	0	-
John Hancock Multifactor Mid Cap ETF	1,000	1,211
John Hancock Multifactor Technology ETF	1,000	1,075
John Hancock Multifactor Materials ETF	1,000	1,000
John Hancock Multifactor Energy ETF	1,000	1,136
John Hancock Multifactor Consumer Staples ETF	1,000	1,000
John Hancock Multifactor Media and Communications ETF	0	-
John Hancock Multifactor Industrials ETF	1,000	1,000
John Hancock Multifactor Utilities ETF	1,000	1,000
John Hancock Multifactor Developed International ETF	1,000	1,000
John Hancock Multifactor Small Cap ETF	1,000	0
Total	$13,000	$13,003

(d) All Other Fees
Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal period ended April 30, 2019 and for the fiscal period ended April 30, 2018 amounted to the following:

Fund	April 30, 2019	April 30, 2018
John Hancock Multifactor Consumer Discretionary ETF	$102	$221
John Hancock Multifactor Financials ETF	102	221
John Hancock Multifactor Healthcare ETF	102	221
John Hancock Multifactor Large Cap ETF	1,213	221
John Hancock Multifactor Emerging Markets ETF	89	-
John Hancock Multifactor Mid Cap ETF	102	221
John Hancock Multifactor Technology ETF	1,213	221
John Hancock Multifactor Materials ETF	1,213	221
John Hancock Multifactor Energy ETF	102	221
John Hancock Multifactor Consumer Staples ETF	102	221
John Hancock Multifactor Media and Communications ETF	84	-
John Hancock Multifactor Industrials ETF	102	221
John Hancock Multifactor Utilities ETF	102	221
John Hancock Multifactor Developed International ETF	102	221
John Hancock Multifactor Small Cap ETF	1,213	221
Total	$2,873	$2,873

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended April 30, 2019, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal period ended April 30, 2019 and April 30, 2018 amounted to the following:

Trust	April 30, 2019	April 30, 2018
John Hancock Exchange-Traded Fund Trust	$905,671	$6,847,555

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.: Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Exchange-Traded Fund Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 18, 2019

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 18, 2019